Registration Nos. 2-11522

811-173

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 87	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 46

DODGE & COX FUNDS

(Exact Name of Registrant as Specified in Charter)

555 California Street, 40th Floor,

San Francisco, CA 94104

(Address of Principal Executive Office)

Registrant’s Telephone Number including Area Code: (415) 981-1710

Thomas M. Mistele, Esq., 555 California Street, 40th Floor, San Francisco, CA 94104

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2014 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date of a previously filed post-effective amendment.

DODGE & COX FUNDS®

May 1, 2014

Prospectus

Stock Fund (DODGX)

ESTABLISHED 1965

Global Stock Fund (DODWX)

ESTABLISHED 2008

International Stock Fund (DODFX)

ESTABLISHED 2001

Balanced Fund (DODBX)

ESTABLISHED 1931

Income Fund (DODIX)

ESTABLISHED 1989

Global Bond Fund (DODLX)

ESTABLISHED 2014

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

05/14 PR       Printed on recycled paper

Fund Summaries
1	Dodge & Cox Stock Fund
4	Dodge & Cox Global Stock Fund
8	Dodge & Cox International Stock Fund
12	Dodge & Cox Balanced Fund
17	Dodge & Cox Income Fund
21	Dodge & Cox Global Bond Fund
26	Other Important Information About Fund Shares
27	Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings
34	Investment Restrictions
34	Investment Risks
37	Disclosure of Portfolio Holdings
37	Additional Information on Investments
42	How to Purchase Shares
44	How to Redeem or Exchange Shares
47	Transactions Through Financial Intermediaries
48	Excessive Trading Limitations
50	Other Transaction Information
50	Escheatment of Abandoned Property
51	Pricing of Shares
51	Income Dividends and Capital Gain Distributions
52	Federal Income Taxes
53	Fund Organization and Management
54	Investment Committees
59	Portfolio Transactions
59	Expenses
59	Custodian and Transfer Agent
60	Investment Information and Shareholder Services
61	Financial Highlights
64	Trustees

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of your investment.

DODGE & COX STOCK FUND

INVESTMENT OBJECTIVES

The Fund seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.50%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	.02%

Total Annual Fund Operating Expenses	.52%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

■	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of common stocks. Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks, including depositary receipts evidencing ownership of common stocks. The Fund may also purchase other types of securities, for example, preferred stocks, and debt securities which are convertible into common stock. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers traded in the United States that are not in the S&P 500.

In selecting investments, the Fund invests primarily in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund invests primarily in medium-to-large well established companies based on standards of the applicable market.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

DODGE & COX FUNDS ■ PAGE 1

■	Issuer risk. Securities held by the Fund may decline in value because of changes in the financial condition of, or other events affecting, the issuers of these securities.
■	Management risk. Dodge & Cox’s opinion about the intrinsic worth of a company or security may be incorrect, Dodge & Cox may not make timely purchases or sales of securities for the Fund, the Fund’s investment objectives may not be achieved, and the market may continue to undervalue the Fund’s securities.
■	Equity risk. Equity securities generally have greater price volatility than debt securities.
■	Market risk. Stock prices may decline over short or extended periods due to general market conditions.
■	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
■	Non-U.S. issuer risk. Securities (including ADRs) may decline in value because of political, economic, or market instability; the absence of accurate information about the companies; risks of internal and external conflicts; or unfavorable government actions, including expropriation and nationalization. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Non-U.S. securities are sometimes less liquid, more volatile, and harder to value than securities of U.S. issuers. Lack of uniform accounting, auditing, and financial reporting standards, with less governmental regulation and oversight than U.S. companies, may increase risk. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to investments. These risks may be higher when investing in emerging markets companies. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare to those of a broad measure of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 23.10% (quarter ended June 30, 2009)

Lowest: –23.33% (quarter ended December 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED 12/31/2013

Dodge & Cox Stock Fund	1 Year	5 Years	10 Years
Return before taxes	40.55%	19.63%	7.95%
Return after taxes on distributions	40.06	19.33	7.33
Return after taxes on distributions and sale of Fund shares	23.25	16.04	6.53
S&P 500 Index (reflects no deduction for expenses or taxes)	32.41	17.94	7.41

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but

PAGE 2 ■ DODGE & COX FUNDS

do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the Stock Fund. The Fund is managed by Dodge & Cox’s Investment Policy Committee (IPC), which consists of the following nine members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
John A. Gunn	Portfolio Manager and member of International Investment Policy Committee (IIPC)	37/42
Charles F. Pohl	Chairman, Chief Investment Officer, Director, Portfolio Manager, Investment Analyst, and member of Fixed Income Investment Policy Committee (FIIPC), Global Stock Investment Policy Committee (GSIPC), and IIPC	22/30
C. Bryan Cameron	Senior Vice President, Director of Research, Portfolio Manager, Investment Analyst, and member of IIPC	22/31
Diana S. Strandberg	Senior Vice President, Director of International Equity, Director, Portfolio Manager, Investment Analyst, and member of GSIPC, IIPC, and Global Bond Investment Policy Committee	9/26
David C. Hoeft	Senior Vice President, Associate Director of Research, Director, Portfolio Manager, and Investment Analyst	12/21
Gregory R. Serrurier	Senior Vice President, Portfolio Manager, and member of IIPC	18/30
Wendell W. Birkhofer	Vice President and Portfolio Manager	12/27
Steven C. Voorhis	Vice President, Portfolio Manager, Investment Analyst, and member of GSIPC	8/18
Philippe Barret, Jr.	Vice President, Portfolio Manager, and Investment Analyst	1/10

OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 26 of this prospectus.

DODGE & COX FUNDS ■ PAGE 3

DODGE & COX GLOBAL STOCK FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of principal and income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.60%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	.05%

Total Annual Fund Operating Expenses	.65%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

■	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities issued by companies from at least three different countries, including emerging market countries. The Fund is not required to allocate its investments in set percentages in particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund will invest at least 40% of its total assets in securities of non-U.S. companies and will invest at least 80% of its total assets in common stocks, preferred stocks, certain securities convertible into common stocks, and securities that carry the right to buy common stocks. The Fund may also invest directly or indirectly in restricted securities of U.S. and non-U.S. companies, including securities issued through private offerings outside the United States.

The Fund invests primarily in medium-to-large well established companies based on standards of the applicable market. In selecting investments, the Fund invests primarily in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund also focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of a country and the protections provided to foreign shareholders.

The Fund may enter into forward currency contracts or currency futures contracts to hedge foreign currency exposure.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You

PAGE 4 ■ DODGE & COX FUNDS

should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

■	Issuer risk. Securities held by the Fund may decline in value because of changes in the financial condition of, or other events affecting, the issuers of these securities.
■	Management risk. Dodge & Cox’s opinion about the intrinsic worth of a company or security may be incorrect, Dodge & Cox may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, and the market may continue to undervalue the Fund’s securities.
■	Equity risk. Equity securities generally have greater price volatility than debt securities.
■	Market risk. Stock prices may decline over short or extended periods due to general market conditions.
■	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
■	Non-U.S. investment risk. Non-U.S. stock markets may decline due to conditions unique to an individual country, including unfavorable economic conditions relative to the United States. There may be increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities.
■	Non-U.S. currency risk. Foreign currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in those currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure. The Fund also bears transaction charges for currency exchange.
■	Non-U.S. issuer risk. Securities may decline in value because of political, economic, or market instability; the absence of accurate information about the companies; risks of internal and external conflicts; or unfavorable government actions, including expropriation and nationalization. These same factors may cause a decline in the value of foreign currency derivative instruments. Non-U.S. securities are sometimes less liquid, more volatile, and harder to value than securities of U.S. issuers. Lack of uniform accounting, auditing, and financial reporting standards, with less governmental regulation and oversight than U.S. companies, may increase risk. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to investments. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations.
■	Emerging market risk. Non-U.S. investment and non-U.S. issuer risk may be particularly high to the extent the Fund invests in emerging market securities. Emerging market securities may present issuer, market, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments tied to developed non-U.S. issuers. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed non-U.S. issuers.
■	Derivatives risk. The Fund’s use of forward currency contracts and currency futures contracts involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. These derivatives are subject to potential changes in value in response to exchange rate changes, interest rate changes, or other market developments, or the risk that a derivative transaction may not have the effect Dodge & Cox anticipated. Derivatives also involve the risk of mispricing or improper valuation and poor correlation between changes in the value of a derivative and the underlying asset. Derivative transactions may be highly volatile, and can create investment leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. There is also the risk that the Fund may be unable to close out a derivative position at an advantageous time or price, or that a counterparty may be unable or unwilling to honor its contractual obligations, especially during times of financial market distress.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns

DODGE & COX FUNDS ■ PAGE 5

for one year and since inception compare to that of a broad measure of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 33.48% (quarter ended June 30, 2009)

Lowest: –20.56% (quarter ended September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/2013

Dodge & Cox Global Stock Fund	1 Year	5 Years	Since Inception (5/1/2008)
Return before taxes	33.17%	19.33%	4.76%
Return after taxes on distributions	31.97	18.95	4.46
Return after taxes on distributions and sale of Fund shares	19.90	15.96	3.84
MSCI World Index (Net)* (reflects no deduction for expenses or taxes)	26.68	15.03	3.98

*	MSCI Index (Net) returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Fund may be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

PAGE 6 ■ DODGE & COX FUNDS

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the Global Stock Fund. The Fund is managed by Dodge & Cox’s Global Stock Investment Policy Committee (GSIPC), which consists of the following seven members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Charles F. Pohl	Chairman, Chief Investment Officer, Director, Portfolio Manager, Investment Analyst, and member of Investment Policy Committee (IPC), International Investment Policy Committee (IIPC), and Fixed Income Investment Policy Committee (FIIPC)	6/30
Diana S. Strandberg	Senior Vice President, Director of International Equity, Director, Portfolio Manager, Investment Analyst, and member of IPC, IIPC, and Global Bond Investment Policy Committee	6/26
Steven C. Voorhis	Vice President, Portfolio Manager, Investment Analyst, and member of IPC	6/18
Karol Marcin	Vice President, Portfolio Manager, and Investment Analyst	6/14
Lily S. Beischer	Vice President, Portfolio Manager, and Investment Analyst	6/13
Roger G. Kuo	Vice President, Portfolio Manager, Investment Analyst, and member of IIPC	4/16
Raymond J. Mertens	Vice President, Portfolio Manager, and Investment Analyst	*/11

*	Mr. Mertens was appointed to GSIPC effective February 28, 2014.

OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 26 of this prospectus.

DODGE & COX FUNDS ■ PAGE 7

DODGE & COX INTERNATIONAL STOCK FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of principal and income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.60%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	.04%

Total Annual Fund Operating Expenses	.64%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

■	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities issued by non-U.S. companies from at least three different countries, including emerging market countries. The Fund is not required to allocate its investments in set percentages in particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of non-U.S. companies. The Fund may also invest directly or indirectly in restricted securities of U.S. and non-U.S. companies, including securities issued through private offerings outside the United States.

The Fund invests primarily in medium-to-large well established companies based on standards of the applicable market. In selecting investments, the Fund invests primarily in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund also focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of a country and the protections provided to foreign shareholders.

The Fund may enter into forward currency contracts or currency futures contracts to hedge foreign currency exposure.

PAGE 8 ■ DODGE & COX FUNDS

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

■	Issuer risk. Securities held by the Fund may decline in value because of changes in the financial condition of, or other events affecting, the issuers of these securities.
■	Management risk. Dodge & Cox’s opinion about the intrinsic worth of a company or security may be incorrect, Dodge & Cox may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, and the market may continue to undervalue the Fund’s securities.
■	Equity risk. Equity securities generally have greater price volatility than debt securities.
■	Market risk. Stock prices may decline over short or extended periods due to general market conditions.
■	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
■	Non-U.S. investment risk. Non-U.S. stock markets may decline due to conditions unique to an individual country, including unfavorable economic conditions relative to the United States. There may be increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities.
■	Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in those currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure. The Fund also bears transaction charges for currency exchange.
■	Non-U.S. issuer risk. Securities may decline in value because of political, economic, or market instability; the absence of accurate information about the companies; risks of internal and external conflicts; or unfavorable government actions, including expropriation and nationalization. These same factors may cause a decline in the value of foreign currency derivative instruments. Non-U.S. securities are sometimes less liquid, more volatile, and harder to value than securities of U.S. issuers. Lack of uniform accounting, auditing, and financial reporting standards, with less governmental regulation and oversight than U.S. companies, may increase risk. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to investments. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations.

■	Emerging market risk. Non-U.S. investment and non-U.S. issuer risk may be particularly high to the extent the Fund invests in emerging market securities. Emerging market securities may present issuer, market, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments tied to developed non-U.S. issuers. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed non-U.S. issuers.
■	Derivatives risk. The Fund’s use of forward currency contracts and currency futures contracts involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. These derivatives are subject to potential changes in value in response to exchange rate changes, interest rate changes, or other market developments, or the risk that a derivative transaction may not have the effect Dodge & Cox anticipated. Derivatives also involve the risk of mispricing or improper valuation and poor correlation between changes in the value of a derivative and the underlying asset. Derivative transactions may be highly volatile, and can create investment leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. There is also the risk that the Fund may be unable to close out a derivative position at an advantageous time or price, or that a counterparty may be unable or unwilling to honor its contractual obligations, especially during times of financial market distress.

DODGE & COX FUNDS ■ PAGE 9

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare to that of a broad measure of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 33.37% (quarter ended June 30, 2009)

Lowest: –26.06% (quarter ended December 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/2013

Dodge & Cox International Stock Fund	1 Year	5 Years	10 Years
Return before taxes	26.31%	16.58%	9.77%
Return after taxes on distributions	25.97	16.43	9.40
Return after taxes on distributions and sale of Fund shares	15.43	13.71	8.30
MSCI EAFE (Europe, Australasia, Far East) Index (Net)* (reflects no deduction for expenses or taxes)	22.79	12.44	6.91

*	MSCI Index (Net) returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Fund may be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

PAGE 10 ■ DODGE & COX FUNDS

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the International Stock Fund. The Fund is managed by Dodge & Cox’s International Investment Policy Committee (IIPC), which consists of the following nine members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
John A. Gunn	Portfolio Manager and member of Investment Policy Committee (IPC)	13/42
Charles F. Pohl	Chairman, Chief Investment Officer, Director, Portfolio Manager, Investment Analyst, and member of IPC, Global Stock Investment Policy Committee (GSIPC), and Fixed Income Investment Policy Committee (FIIPC)	7/30
Diana S. Strandberg	Senior Vice President, Director of International Equity, Director, Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, and Global Bond Investment Policy Committee	13/26
C. Bryan Cameron	Senior Vice President, Director of Research, Portfolio Manager, Investment Analyst, and member of IPC	13/31
Gregory R. Serrurier	Senior Vice President, Portfolio Manager, and member of IPC	13/30
Mario C. DiPrisco	Vice President, Portfolio Manager, and Investment Analyst	10/16
Roger G. Kuo	Vice President, Portfolio Manager, Investment Analyst, and member of GSIPC	8/16
Keiko Horkan	Vice President, Portfolio Manager, and Investment Analyst	7/14
Richard T. Callister	Vice President, Portfolio Manager, and Investment Analyst	2/12

OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 26 of this prospectus.

DODGE & COX FUNDS ■ PAGE 11

DODGE & COX BALANCED FUND

INVESTMENT OBJECTIVES

The Fund seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.50%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	.03%

Total Annual Fund Operating Expenses	.53%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

■	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of equity securities and debt securities. Equity securities include, but are not limited to, common stocks, preferred stocks, and depositary receipts evidencing ownership of common stocks. In selecting equity investments, the Fund primarily invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market and have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund’s equity investments are primarily in medium-to-large well established companies based on standards of the applicable market.

Debt investments primarily include investment-grade securities such as government and government–related obligations, mortgage and asset-backed securities, corporate and municipal bonds, collateralized mortgage obligations, and other debt securities and may include fixed and floating rate instruments. Investment-grade debt securities include securities rated Baa or higher by Moody’s Investors Service (Moody’s), or BBB or higher by Standard & Poor’s Ratings Group (S&P) or Fitch Ratings (Fitch), or equivalently rated by any nationally recognized statistical rating organization (NRSRO), including U.S. dollar-denominated foreign issues and issues of supranational agencies, or unrated securities if deemed to be of investment-grade quality by Dodge & Cox. A maximum of 20% of the debt portion of the Fund

PAGE 12 ■ DODGE & COX FUNDS

may be invested in below investment-grade debt securities, commonly referred to as high-yield or “junk” bonds, if they have a minimum rating of B by Moody’s, Fitch, or S&P, or are equivalently rated by any NRSRO. The Fund may also invest in interest rate derivatives such as U.S. Treasury futures and swap agreements for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities. In addition, the Fund may invest in credit default swaps to increase or decrease credit exposure to a particular issuer or a group of issuers that comprise a particular segment of the debt market.

The proportions held in various debt securities may be revised in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In selecting debt securities, Dodge & Cox considers many factors, including yield-to-maturity, quality, liquidity, call risk, current yield, and capital appreciation potential.

While the mix of equity and debt securities will vary depending on Dodge & Cox’s outlook on the markets, under normal circumstances no more than 75% (and no less than 25%) of total assets will be invested in equity securities. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers traded in the United States that are not in the S&P 500.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

■	Issuer risk. Securities held by the Fund may decline in value because of changes in the financial condition of, or other events affecting, the issuers of these securities.
■	Management risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, Dodge & Cox may not make timely purchases or sales of securities for the Fund, the Fund’s investment objectives may not be achieved, and the market may continue to undervalue the Fund’s securities.
■	Asset allocation risk. The Fund’s ability to achieve its investment objective is affected by Dodge & Cox’s determination of the Fund’s broad asset allocation mix. Dodge & Cox’s evaluations and assumptions regarding asset classes and market sectors may not successfully achieve the Fund’s investment objective in view of actual market trends. The Fund’s balance between equity and debt securities could limit its potential for capital appreciation relative to an all-stock fund or contribute to greater volatility relative to an all-bond fund.
■	Equity risk. Equity securities generally have greater price volatility than debt securities.
■	Market risk. Stock prices may decline over short or extended periods due to general market conditions.
■	Non-U.S. issuer risk. Securities (including ADRs) may decline in value because of political, economic, or market instability; the absence of accurate information about the companies; risks of internal and external conflicts; or unfavorable government actions, including expropriation and nationalization. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Non-U.S. securities are sometimes less liquid, more volatile, and harder to value than securities of U.S. issuers. Lack of uniform accounting, auditing, and financial reporting standards, with less governmental regulation and oversight than U.S. companies, may increase risk. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to investments. These risks may be higher when investing in emerging markets companies. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations.
■	Interest rate risk. Debt security prices may decline due to rising interest rates. Debt securities with longer maturities are generally subject to potentially greater price volatility than obligations with shorter maturities. A low interest rate environment creates an elevated risk of future price declines, particularly for securities with longer maturities.
■	Credit risk. A security’s price may decline due to deterioration in the issuer’s or a guarantor’s financial

DODGE & COX FUNDS ■ PAGE 13

condition. The Fund could lose money if the issuer or guarantor of a debt security, or the counterparty to a derivative instrument or other transaction is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline.

■	Below investment grade securities risk. Debt securities rated below investment grade, also known as “high-yield” or “junk” securities, have speculative characteristics. These securities may yield a higher level of current income than higher-rated securities, but generally have greater credit risk, more price volatility, and less liquidity.
■	Call risk. During periods of falling interest rates, issuers of callable bonds may repay securities with higher interest rates before maturity. This could cause the Fund to lose potential price appreciation and reinvest the proceeds at lower interest rates.
■	Derivatives risk. The Fund’s use of interest rate and credit derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. These derivatives are subject to potential changes in value in response to interest rate changes, or other market developments, or the risk that a derivative transaction may not have the effect Dodge & Cox anticipated. Credit default swaps are subject to credit risk relating to the issuer or issuers of the reference obligations. Derivatives also involve the risk of mispricing or improper valuation and poor correlation between changes in the value of a derivative and the underlying asset. Derivative transactions may be highly volatile, and can create investment leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. There is also the risk that the Fund may be unable to close out a derivative position at an advantageous time or price, or that a counterparty may be unable or unwilling to honor its contractual obligations, especially during times of financial market distress.
■	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
■	Mortgage and asset-backed securities risk. Early repayment of principal (e.g., prepayment of principal due to sale of the underlying property, refinancing, or foreclosure) of mortgage-related securities (or other callable securities) exposes the Fund to a potential loss on any premium to face value paid and to a lower rate of return upon reinvestment of principal. During periods of rising interest rates, prepayment rates may decline below what was anticipated, delaying the return of principal to the Fund and affecting its ability to reinvest at higher yields. In addition, changes in the rate of prepayment also affect the price and price volatility of a mortgage-related security. Securities issued by certain U.S. government sponsored enterprises (GSEs) (such as Fannie Mae, Freddie Mac, the Federal Home Loan Banks, and the Federal Farm Credit Banks) are not issued or guaranteed by the U.S. Treasury. In the event that these GSEs cannot meet their obligations, there can be no assurance that the U.S. government will continue to provide support, and the Fund’s performance could be adversely impacted.
■	Sovereign debt risk. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities, or political subdivisions. An investment in sovereign debt obligations can involve a high degree of risk, including special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.
■	Leveraging risk. Certain Fund transactions, such as derivatives, may give rise to a form of leverage and may expose the Fund to greater risk of loss. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund’s portfolio securities, and therefore may cause the Fund’s performance to be more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

PAGE 14 ■ DODGE & COX FUNDS

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare with different broad measures of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 18.94% (quarter ended June 30, 2009)

Lowest: –16.37% (quarter ended December 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/2013

Dodge & Cox Balanced Fund	1 Year	5 Years	10 Years
Return before taxes	28.37%	16.57%	7.18%
Return after taxes on distributions	27.69	15.94	6.29
Return after taxes on distributions and sale of Fund shares	16.36	13.26	5.65
S&P 500 Index (reflects no deduction for expenses or taxes)	32.41	17.94	7.41
Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses or taxes)	–2.02	4.46	4.55
Combined Index* (60% S&P 500 & 40% BCAG) (reflects no deduction for expenses or taxes)	17.56	12.71	6.54

*	The Combined Index is a composite blend of 60% of the S&P 500 Index and 40% of the Barclays U.S. Aggregate Bond Index and represents a broad measure of the U.S. stock and bond markets, including market sectors in which the fund may invest.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

DODGE & COX FUNDS ■ PAGE 15

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the Balanced Fund. The equity portion of the Balanced Fund is managed by Dodge & Cox’s Investment Policy Committee (IPC), which is also responsible for determining the asset allocation of the Balanced Fund. The debt portion of the Balanced Fund is managed by Dodge & Cox’s Fixed Income Investment Policy Committee (FIIPC). IPC consists of the following nine members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
John A. Gunn	Portfolio Manager and member of International Investment Policy Committee (IIPC)	37/42
Charles F. Pohl	Chairman, Chief Investment Officer, Director, Portfolio Manager, Investment Analyst, and member of FIIPC, Global Stock Investment Policy Committee (GSIPC), and IIPC	22/30
C. Bryan Cameron	Senior Vice President, Director of Research, Portfolio Manager, Investment Analyst, and member of IIPC	22/31
Diana S. Strandberg	Senior Vice President, Director of International Equity, Director, Portfolio Manager, Investment Analyst, and member of GSIPC, IIPC, and Global Bond Investment Policy Committee (GBIPC)	9/26
David C. Hoeft	Senior Vice President, Associate Director of Research, Director, Portfolio Manager, and Investment Analyst	12/21
Gregory R. Serrurier	Senior Vice President, Portfolio Manager, and member of IIPC	18/30
Wendell W. Birkhofer	Vice President and Portfolio Manager	12/27
Steven C. Voorhis	Vice President, Portfolio Manager, Investment Analyst, and member of GSIPC	8/18
Philippe Barret, Jr.	Vice President, Portfolio Manager, and Investment Analyst	1/10

FIIPC consists of the following nine members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Dana M. Emery	Chief Executive Officer, President, Director of Fixed Income, Director, Portfolio Manager, and member of GBIPC	28/31
Charles F. Pohl	Chairman, Chief Investment Officer, Director, Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, and IIPC	21/30
Thomas S. Dugan	Senior Vice President, Associate Director of Fixed Income, Director, Portfolio Manager, Investment Analyst, and member of GBIPC	20/20
Kent E. Radspinner	Vice President, Portfolio Manager, and Investment Analyst	18/18
Larissa K. Roesch	Vice President, Portfolio Manager, and Investment Analyst	16/17
James H. Dignan	Vice President, Portfolio Manager, Investment Analyst, and member of GBIPC	12/15
Anthony J. Brekke	Vice President, Portfolio Manager, and Investment Analyst	6/11
Adam S. Rubinson	Vice President, Portfolio Manager, Investment Analyst, and member of GBIPC	4/12
Lucinda I. Johns	Vice President, Portfolio Manager, Investment Analyst, and member of GBIPC	2/12

OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 26 of this prospectus.

PAGE 16 ■ DODGE & COX FUNDS

DODGE & COX INCOME FUND

INVESTMENT OBJECTIVES

The Fund seeks a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.40%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	.03%

Total Annual Fund Operating Expenses	.43%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

■	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$44	$138	$241	$542

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of high-quality bonds and other debt securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in the following categories: (1) debt obligations issued or guaranteed by the U.S. government, its agencies or GSEs; (2) investment-grade debt securities (securities rated Baa or higher by Moody’s Investors Service (Moody’s), or BBB or higher by Standard & Poor’s Ratings Group (S&P) or Fitch Ratings (Fitch), or equivalently rated by any nationally recognized statistical rating organization (NRSRO)), including U.S. dollar-denominated foreign issues and issues of supranational agencies; (3) unrated securities if deemed to be of investment-grade quality by Dodge & Cox; and (4) bankers’ acceptances, bank certificates of deposit, repurchase agreements, and commercial paper. Debt securities in which the Fund invests include government and government-related obligations, mortgage and asset-backed securities, corporate and municipal bonds, collateralized mortgage obligations, and other debt securities, and may include fixed and floating rate instruments. Up to 20% of the Fund’s total assets may be invested in below investment-grade debt securities, commonly referred to as high-yield or “junk” bonds, if they have a minimum rating of B by Moody’s, Fitch, or S&P, are equivalently rated by any NRSRO, or, if unrated, are deemed to be of similar quality by Dodge & Cox. The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers, including emerging market issuers. The Fund may also invest in interest rate derivatives such as U.S. Treasury futures and swap agreements for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt

DODGE & COX FUNDS ■ PAGE 17

securities with different maturities. In addition, the Fund may invest in credit default swaps to increase or decrease credit exposure to a particular issuer or a group of issuers that comprise a particular segment of the debt market.

The proportions held in various debt securities will be revised in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In selecting securities, Dodge & Cox considers many factors, including yield-to-maturity, quality, liquidity, call risk, current yield, and capital appreciation potential.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate. The Fund’s performance could be hurt by:

■	Issuer risk. Securities held by the Fund may decline in value because of changes in the financial condition of, or other events affecting, the issuers of these securities.
■	Management risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, Dodge & Cox may not make timely purchases or sales of securities for the Fund, the Fund’s investment objectives may not be achieved, and the market may continue to undervalue the Fund’s securities.
■	Interest rate risk. Debt security prices may decline due to rising interest rates. Debt securities with longer maturities are generally subject to potentially greater price volatility than obligations with shorter maturities. A low interest rate environment creates an elevated risk of future price declines, particularly for securities with longer maturities.
■	Credit risk. A security’s price may decline due to deterioration in the issuer’s or a guarantor’s financial condition. The Fund could lose money if the issuer or guarantor of a debt security, or the counterparty to a derivative instrument or other transaction is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline.
■	Below investment grade securities risk. Debt securities rated below investment grade, also known as “high-yield” or “junk” securities, have speculative characteristics. These securities may yield a higher level of current income than higher-rated securities, but generally have greater credit risk, more price volatility, and less liquidity.
■	Call risk. During periods of falling interest rates, issuers of callable bonds may repay securities with higher interest rates before maturity. This could cause the Fund to lose potential price appreciation and reinvest the proceeds at lower interest rates.
■	Derivatives risk. The Fund’s use of interest rate and credit derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. These derivatives are subject to potential changes in value in response to interest rate changes, or other market developments, or the risk that a derivative transaction may not have the effect Dodge & Cox anticipated. Credit default swaps are subject to credit risk relating to the issuer or issuers of the reference obligations. Derivatives also involve the risk of mispricing or improper valuation and poor correlation between changes in the value of a derivative and the underlying asset. Derivative transactions may be highly volatile, and can create investment leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. There is also the risk that the Fund may be unable to close out a derivative position at an advantageous time or price, or that a counterparty may be unable or unwilling to honor its contractual obligations, especially during times of financial market distress.
■	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
■

Mortgage and asset-backed securities risk. Early repayment of principal (e.g., prepayment of principal due to sale of the underlying property, refinancing, or foreclosure) of mortgage-related securities (or other callable securities) exposes the Fund to a potential loss on any premium to face value paid and to a lower rate of return upon reinvestment of principal. During periods of rising interest rates, prepayment rates may decline below what

PAGE 18 ■ DODGE & COX FUNDS

was anticipated, delaying the return of principal to the Fund and affecting its ability to reinvest at higher yields. In addition, changes in the rate of prepayment also affect the price and price volatility of a mortgage-related security. Securities issued by certain U.S. government sponsored enterprises (GSEs) (such as Fannie Mae, Freddie Mac, the Federal Home Loan Banks, and the Federal Farm Credit Banks) are not issued or guaranteed by the U.S. Treasury. In the event that these GSEs cannot meet their obligations, there can be no assurance that the U.S. government will continue to provide support, and the Fund’s performance could be adversely impacted.

■	Non-U.S. issuer risk. Securities may decline in value because of political, economic, or market instability; the absence of accurate information about the companies; risks of internal and external conflicts; or unfavorable government actions, including expropriation and nationalization. Non-U.S. securities are sometimes less liquid, more volatile, and harder to value than securities of U.S. issuers. Lack of uniform accounting, auditing, and financial reporting standards, with less governmental regulation and oversight than U.S. companies, may increase risk. Some countries also may have different legal systems that may make it difficult for the Fund to exercise creditor rights and pursue legal remedies with respect to investments. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations.
■	Emerging market risk. Non-U.S. issuer risk may be particularly high to the extent the Fund invests in emerging market securities. Emerging market securities may present issuer, market, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments tied to developed non-U.S. issuers. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed non-U.S. issuers.
■	Sovereign debt risk. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities, or political subdivisions. An investment in sovereign debt obligations can involve a high degree of risk, including special risks not present in corporate debt obligations.

The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.

■	Leveraging risk. Certain Fund transactions, such as derivatives, may give rise to a form of leverage and may expose the Fund to greater risk of loss. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund’s portfolio securities, and therefore may cause the Fund’s performance to be more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare to those of a broad measure of market performance.

DODGE & COX FUNDS ■ PAGE 19

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 7.48% (quarter ended June 30, 2009)

Lowest: –3.77% (quarter ended September 30, 2008)

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED 12/31/2013

Dodge & Cox Income Fund	1 Year	5 Years	10 Years
Return before taxes	0.64%	7.20%	5.10%
Return after taxes on distributions	–0.68	5.59	3.43
Return after taxes on distributions and sale of Fund shares	0.36	5.00	3.31
Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses or taxes)	–2.02	4.46	4.55

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the Income Fund. The Fund is managed by Dodge & Cox’s Fixed Income Investment Policy Committee (FIIPC), which consists of the following nine members:

Committee Member	Primary Title with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Dana M. Emery	Chief Executive Officer, President, Director of Fixed Income, Director, Portfolio Manager, and member of Global Bond Investment Policy Committee (GBIPC)	25/31
Charles F. Pohl	Chairman, Chief Investment Officer, Director, Portfolio Manager, Investment Analyst, and member of Investment Policy Committee, Global Stock Investment Policy Committee, and International Investment Policy Committee	21/30
Thomas S. Dugan	Senior Vice President, Associate Director of Fixed Income, Director, Portfolio Manager, Investment Analyst, and member of GBIPC	20/20
Kent E. Radspinner	Vice President, Portfolio Manager, and Investment Analyst	18/18
Larissa K. Roesch	Vice President, Portfolio Manager, and Investment Analyst	16/17
James H. Dignan	Vice President, Portfolio Manager, Investment Analyst, and member of GBIPC	12/15
Anthony J. Brekke	Vice President, Portfolio Manager, and Investment Analyst	6/11
Adam S. Rubinson	Vice President, Portfolio Manager, Investment Analyst, and member of GBIPC	4/12
Lucinda I. Johns	Vice President, Portfolio Manager, Investment Analyst, and member of GBIPC	2/12

OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 26 of this prospectus.

PAGE 20 ■ DODGE & COX FUNDS

DODGE & COX GLOBAL BOND FUND

INVESTMENT OBJECTIVES

The Fund seeks a high rate of total return consistent with long-term preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.50%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	.33%*

Total Annual Fund Operating Expenses	.83%
Expense Reimbursement	.23%**

Net Expenses	.60%

*	Other expenses are based on estimated amounts for the current fiscal year.
**	For the fiscal periods ending December 31, 2014 and 2015, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating expenses at 0.60%. The agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

■	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
■	Your investment has a 5% return each year; and
■	The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations as of the most recent fiscal year end, no portfolio turnover rate is available for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in bonds and other debt instruments of issuers from at least three different countries, including emerging market countries. The Fund is not required to allocate its investments in set percentages to particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund invests at least 40% of its total assets in securities of non-U.S. issuers and invests at least 80% of its total assets in debt instruments, which may, in each case, be represented by derivatives such as forwards, futures contracts, swap agreements, or options. Debt instruments in which the Fund may invest include, but are not limited to, government and government-related obligations, mortgage- and asset-backed securities, corporate and municipal bonds, collateralized mortgage obligations, repurchase agreements, and other debt securities, and may include fixed and floating rate instruments. The Fund invests in both U.S. dollar-denominated and non-U.S. currency denominated debt instruments. The Fund may also invest directly or indirectly in restricted securities of U.S. and non-U.S. companies, including securities issued through private offerings outside the United States.

The Fund invests primarily in investment-grade debt instruments (instruments rated Baa or higher by Moody’s Investors Service (Moody’s), BBB or higher by Standard

DODGE & COX FUNDS ■ PAGE 21

& Poor’s Ratings Group (S&P) or Fitch Ratings (Fitch), or equivalently rated by any nationally recognized statistical rating organization (NRSRO), or, if unrated, are deemed to be of investment-grade quality by Dodge & Cox). Up to 20% of the Fund’s total assets may be invested in below investment-grade debt instruments, commonly referred to as high-yield or “junk” bonds. The Fund is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case for a diversified fund.

The Fund may enter into various currency or interest rate-related transactions involving derivative instruments, including forwards, futures, swaps, and options. The Fund may use derivatives to seek to minimize the impact of losses to one or more of its investments (as a “hedging technique”) or to implement its investment strategy. For example, the Fund may invest in derivative instruments that provide exposure to a specific security or market sector as a substitute for a direct investment in the security or sector itself or to benefit from changes in the relative values of selected currencies. The Fund may use interest rate derivatives for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities. In addition, the Fund may invest in credit default swaps to increase or decrease credit exposure to a particular issuer or a group of issuers that comprise a particular segment of the debt market.

In selecting securities, Dodge & Cox considers many factors, including, without limitation, yield-to-maturity, covenants, credit quality, liquidity, call risk, and capital appreciation potential. For all securities that are denominated in a foreign currency, Dodge & Cox analyzes whether to accept or hedge the associated interest rate and currency risks. Dodge & Cox considers, among other things, a country’s economic outlook and political stability, the protections provided to foreign investors, relative interest rates, exchange rates, a country’s monetary and fiscal policies, its debt stock, as well as its ability to meet its funding needs.

The Fund may purchase or sell holdings for a variety of reasons such as to alter sector, geographic, or currency exposure or to shift the overall portfolio’s risk profile. The proportions of the Fund’s assets held in various debt instruments will be revised in light of Dodge & Cox’s appraisal of the global economy, the relative yields of securities in the various market sectors and countries, the potential for a currency’s appreciation, the investment prospects for issuers, the countries’ domestic and political conditions, and other factors.

The Fund normally invests in an array of securities with short, intermediate, and long maturities in varying proportions.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

■	Issuer risk. Securities held by the Fund may decline in value because of changes in the financial condition of, or other events affecting, the issuers of these securities.
■	Management risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, Dodge & Cox may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, and the market may continue to undervalue the Fund’s securities.
■	Interest rate risk. Debt security prices may decline due to rising interest rates. Furthermore, interest rate derivatives can be used to benefit from anticipated increases or decreases in interest rates, but may decrease in value if interest rates move in a manner different than that anticipated. Debt instruments with longer maturities are generally subject to potentially greater price volatility than investments with shorter maturities.
■	Credit risk. A security’s price may decline due to deterioration in the issuer’s or a guarantor’s financial condition. The Fund could lose money if the issuer or guarantor of a debt security, or the counterparty to a derivative instrument or other transaction is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline.
■	Below investment grade securities risk. Debt securities rated below investment grade, also known as “high-yield” or

PAGE 22 ■ DODGE & COX FUNDS

“junk” securities, have speculative characteristics. These securities may yield a higher level of current income than higher-rated securities, but generally have greater credit risk, more price volatility, and less liquidity.

■	Call risk. During periods of falling interest rates, issuers of callable bonds may repay securities with higher interest rates before maturity. This could cause the Fund to lose potential price appreciation and reinvest the proceeds at lower interest rates.
■	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
■	Nondiversification risk. As a non-diversified fund, the Fund has the ability to invest a larger percentage of its assets in securities of a smaller number of issuers than a diversified fund. As a result, the performance of a single issuer could affect Fund performance more than if the Fund were invested in a larger number of issuers.
■	Mortgage and asset-backed securities risk. Early repayment of principal (e.g., prepayment of principal due to sale of the underlying property, refinancing, or foreclosure) of mortgage-related or asset-backed securities (or other callable securities) exposes the Fund to a potential loss on any premium to face value paid and to a lower rate of return upon reinvestment of principal. During periods of rising interest rates, prepayment rates may decline below what was anticipated, delaying the return of principal to the Fund and affecting its ability to reinvest at higher yields. In addition, changes in the rate of prepayment also affect the price and price volatility of a mortgage-related or asset-backed security. Securities issued by certain U.S. government sponsored enterprises (GSEs) (such as Fannie Mae, Freddie Mac, the Federal Home Loan Banks, and the Federal Farm Credit Banks) are not issued or guaranteed by the U.S. Treasury. In the event that these GSEs cannot meet their obligations, there can be no assurance that the U.S. government will continue to provide support, and the Fund’s performance could be adversely impacted.
■	Non-U.S. issuer risk. Securities may decline in value because of political, economic, or market instability; the absence of accurate information about the issuers; risks of internal and external conflicts; or unfavorable government actions, including expropriation and nationalization. These same factors may also cause a decline in the value of foreign currency, interest rate or credit derivative instruments. Non-U.S. securities are sometimes less liquid, more volatile, and harder to value than securities of U.S. issuers. Lack of uniform accounting, auditing, and financial reporting standards, with less governmental regulation and oversight than U.S. companies, may increase risk. Some countries also may have different legal systems that may make it difficult for the Fund to exercise creditor rights and pursue legal remedies with respect to investments. Certain of these risks may also apply to securities of U.S. companies with significant non-U.S. operations. Furthermore, the issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates.

■	Emerging market risk. Non-U.S. issuer risk may be particularly high to the extent the Fund invests in emerging market securities. Emerging market securities may present issuer, market, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments tied to developed non-U.S. issuers. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed non-U.S. issuers.
■	Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar and affect the Fund’s investments in non-U.S. currencies, in securities that trade or receive revenues in non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure. The Fund also bears transaction charges for currency exchange.
■

Derivatives risk. The Fund’s use of derivatives such as currency and interest rate derivatives and credit default swaps involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to potential changes in value in

DODGE & COX FUNDS ■ PAGE 23

response to exchange rate changes, interest rate changes, or other market developments, or the risk that a derivative transaction may not have the effect Dodge & Cox anticipated. Credit default swaps are subject to credit risk relating to the issuer or issuers of the reference obligations. Derivatives also involve the risk of mispricing or improper valuation and poor correlation between changes in the value of a derivative and the underlying asset. Derivative transactions may be highly volatile, and can create investment leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. There is also the risk that the Fund may be unable to close out a derivative position at an advantageous time or price, or that a counterparty may be unable or unwilling to honor its contractual obligations, especially during times of financial market distress.

■	Leveraging risk. Certain Fund transactions, such as derivatives, may give rise to a form of leverage and may expose the Fund to greater risk of loss. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund’s portfolio securities, and therefore may cause the Fund’s performance to be more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad measure of market performance.

Dodge & Cox Global Bond Fund, L.L.C., a private fund managed and funded by Dodge & Cox (the “Private Fund”) was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund was organized as Delaware limited liability company and was treated as a disregarded entity under the Internal Revenue Code of 1986, as amended (the “Code”). The Private Fund commenced operations on December 5, 2012, and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Code, which, if applicable, may have adversely affected its performance. The Fund’s performance for periods prior to the commencement of operations on May 1, 2014, is that of the Private Fund. The performance of the Private Fund has not been restated because the net total operating expense ratio of the Private Fund and the Fund are the same. A copy of the 2012 and 2013 audited financial statements of the Private Fund is available on the SEC’s website at http://www/sec.gov.Archives/edgar/data/29440/ 000119312514133696/d647972dex99q.htm, or by calling the Fund at 800-621-3979.

PAGE 24 ■ DODGE & COX FUNDS

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at www.dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 2.96% (quarter ended September 30, 2013)

Lowest: –2.20% (quarter ended June 30, 2013)

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED 12/31/2013

Dodge & Cox Global Bond Fund	1 Year	Since Inception (12/5/2012)
Return before taxes	2.59%	2.61%
Return after taxes on distributions	N/A	N/A
Return after taxes on distributions and sale of Fund shares	1.47%	2.13%
Barclays Global Aggregate Bond Index (reflects no deduction for expenses or taxes)	–2.60	–3.09

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account. After-tax returns on distributions are not shown because the Private Fund, unlike a regulated investment company, was not required to make annual distributions.

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the Global Bond Fund. The Fund is managed by Dodge & Cox’s Global Bond Investment Policy Committee (GBIPC), which consists of the following six members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Dana M. Emery	Chief Executive Officer, President, Director of Fixed Income, Director, Portfolio Manager, and member of Fixed Income Investment Policy (FIIPC)	*/31
Diana S. Strandberg

Senior Vice President, Director of International Equity, Director, Portfolio Manager, Investment Analyst, and member of Investment Policy Committee, Global Stock Investment Policy Committee, and International Investment Policy Committee

*/26
Thomas S. Dugan	Senior Vice President, Associate Director of Fixed Income, Director, Portfolio Manager, Investment Analyst, and member of FIIPC	*/20
James H. Dignan	Vice President, Portfolio Manager, Investment Analyst, and member of FIIPC	*/15
Adam S. Rubinson	Vice President, Portfolio Manager, Investment Analyst, and member of FIIPC	*/12
Lucinda I. Johns	Vice President, Portfolio Manager, Investment Analyst, and member of FIIPC	*/12

*	Effective May 1, 2014.

OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 26 of this prospectus.

DODGE & COX FUNDS ■ PAGE 25

SUMMARY OF OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for shares of a Fund is $2,500 ($1,000 for Individual Retirement Accounts (IRAs)) and the minimum subsequent investment is $100, except that the minimum investment requirements may be waived for certain financial intermediaries that use the Fund as part of an asset allocation program or for certain retirement plans.

You may withdraw (redeem) any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined net asset value after Boston Financial Data Services, Inc. or an authorized agent or sub-agent receives all required documents in good order. You may sell shares as described below:

■	Online: If a non-IRA, visit the Dodge & Cox Funds’ website at www.dodgeandcox.com, click on “Account Access” to log into your account and submit your request online. A distribution may not be processed for an IRA online at this time.
■	Mail: Visit Dodge & Cox Funds’ website at www.dodgeandcox.com and click on “Forms and Guides”. Download and complete the Redemption Request Form for a non-IRA and/or the IRA Distribution Request Form for an IRA. Mail the completed form(s) to “Dodge & Cox Funds, c/o Boston Financial Data Services, P.O. Box 8422, Boston, MA 02266-8422” to process your request(s).
■	Phone: You may call Client Services at 800-621-3979 during business hours to place redemption or distribution requests for both an IRA or a non-IRA.

TAX INFORMATION

Each Fund will distribute substantially all of its income and capital gains to its shareholders every year. You will be taxed on dividends you receive from a Fund as ordinary income and/or capital gains unless you hold your Fund shares in a tax-deferred retirement account, such as an IRA, or are otherwise tax exempt in which case you will generally be taxed only upon withdrawal of monies from the retirement account.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase a Fund through an employee benefit plan, Dodge & Cox may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to make available a Fund over other mutual funds or investments. You should ask your Financial Intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

PAGE 26 ■ DODGE & COX FUNDS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

This section takes a closer look at the investment objectives, principal investment strategies, and certain risks of investing in the Dodge & Cox Funds (each a “Fund” and, collectively, the “Funds”). This section also provides information regarding the Funds’ disclosure of portfolio holdings.

DODGE & COX STOCK FUND

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Fund’s primary objective is to provide shareholders with an opportunity for long-term growth of principal and income. A secondary objective is to achieve a reasonable current income. These objectives may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investing in securities cannot be avoided, and there is no assurance that the investment objectives of the Fund will be achieved.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks. Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks, including depositary receipts evidencing ownership of common stocks. The Fund may also purchase other types of securities, for example, preferred stocks and debt securities which are convertible into common stock (or which, in the opinion of Dodge & Cox, have predominantly common stock investment characteristics). The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers traded in the United States that are not in the S&P 500. Further information about specific investments is provided under Additional Information on Investments.

Moderate reserves in cash or short-term debt securities may be held from time to time as Dodge & Cox may deem advisable. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar- denominated short-term debt instruments. As a result of taking this defensive position, the Fund may not achieve its investment objectives. Nevertheless, the long-term emphasis is to maintain a fully invested equity fund.

Securities selected for the Fund are predominantly those which, in the view of Dodge & Cox, have positive prospects for long-term growth of principal and income not reflected in the current price. Prospective earnings, cash flow, and dividends are considered in making these stock selections. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund invests primarily in medium-to-large well-established companies based on standards of the applicable market.

The Fund’s policies described above may be changed without shareholder approval; however, these policies will not be changed without 60 days’ prior notice to shareholders.

In an attempt to minimize unforeseen risks in holding the securities of a single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2013, 2012, and 2011 were 15%, 11%, and 16%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses, some of which may be short-term capital gains taxed as ordinary income (see Federal Income Taxes). It is the general practice of the Fund to invest in securities with ready markets, mainly issues listed on national securities exchanges. In seeking to achieve the objectives of the Fund, Dodge & Cox may lend the Fund’s portfolio securities.

DODGE & COX FUNDS ■ PAGE 27

DODGE & COX GLOBAL STOCK FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund’s objective is to provide shareholders with an opportunity for long-term growth of principal and income. This objective may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investing in securities cannot be avoided, and there is no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities from at least three different countries, including emerging market countries. The Fund is not required to allocate its investments in set percentages in particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund will invest at least 40% of its total assets in securities of non-U.S. companies.

Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks, preferred stocks, certain securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund may enter into forward currency contracts or currency futures contracts to hedge foreign currency exposure. Further information about specific investments is provided under Additional Information on Investments.

Moderate reserves in cash or short-term debt securities may be held from time to time as Dodge & Cox may deem advisable. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated short-term debt instruments. As a result of taking this defensive position, the Fund may not achieve its investment objective. Nevertheless, the long-term emphasis is to maintain a fully invested equity fund.

Securities selected for the Fund are predominantly those which, in the view of Dodge & Cox, have positive prospects for long-term growth of principal and income not reflected in the current price. Prospective earnings, cash flow, and dividends are considered in making these stock selections. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of a country and the protections provided to foreign shareholders. The Fund invests primarily in medium-to-large well-established companies based on standards of the applicable market.

The Fund’s investment policies described above may be changed without shareholder approval; however, these policies will not be changed without 60 days’ prior notice to shareholders.

In an attempt to minimize unforeseen risks in holding the securities of a single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2013, 2012, and 2011 were 24%, 12%, and 19%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses, some of which may be short-term capital gains taxed as ordinary income (see Federal Income Taxes). It is the general practice of the Fund to invest in non-U.S. securities with ready markets, mainly issues listed on U.S. and foreign national securities exchanges. In seeking to achieve the objectives of the Fund, Dodge & Cox may lend the Fund’s portfolio securities.

DODGE & COX INTERNATIONAL STOCK FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund’s objective is to provide shareholders with an opportunity for long-term growth of principal and income. This objective may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investing in securities cannot be avoided, and there is no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities issued

PAGE 28 ■ DODGE & COX FUNDS

by non-U.S. companies from at least three different countries, including emerging market countries. The Fund is not required to allocate its investments in set percentages in particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of non-U.S. companies (e.g., rights and warrants). The Fund may enter into forward currency contracts or currency futures contracts to hedge foreign currency exposure. Further information about specific investments is provided under Additional Information on Investments.

Moderate reserves in cash or short-term debt securities may be held from time to time as Dodge & Cox may deem advisable. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated short-term debt instruments. As a result of taking this defensive position, the Fund may not achieve its investment objective. Nevertheless, the long-term emphasis is to maintain a fully invested equity fund.

Securities selected for the Fund are predominantly those which, in the view of Dodge & Cox, have positive prospects for long-term growth of principal and income not reflected in the current price. Prospective earnings, cash flow, and dividends are considered in making these stock selections. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of a country and the protections provided to foreign shareholders. The Fund invests primarily in medium-to-large well-established companies based on standards of the applicable market.

The Fund’s investment policies described above may be changed without shareholder approval; however, these policies will not be changed without 60 days’ prior notice to shareholders.

In an attempt to minimize unforeseen risks in holding the securities of a single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2013, 2012, and 2011 were 13%, 10%, and 16%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses, some of which may be short-term capital gains taxed as ordinary income (see Federal Income Taxes). It is the general practice of the Fund to invest in securities of non-U.S. companies with ready markets, mainly issues listed on U.S. and foreign national securities exchanges. In seeking to achieve the objectives of the Fund, Dodge & Cox may lend the Fund’s portfolio securities.

DODGE & COX BALANCED FUND

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Fund’s objectives are to provide shareholders with regular income, conservation of principal, and an opportunity for long-term growth of principal and income. These objectives may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investing in securities cannot be avoided, and there is no assurance that the investment objectives of the Fund will be achieved. Reasonable appreciation in favorable periods and conservation of principal in adverse times are objectives that require flexibility in managing the assets of the Fund under constantly changing investment conditions. Therefore, the proportions held in equity and debt are revised by Dodge & Cox when considered advisable in light of Dodge & Cox’s appraisal of business and investment prospects.

While the mix of securities will vary according to Dodge & Cox’s outlook on the markets, under normal circumstances, it is the policy of the Fund to maintain no more than 75% (and no less than 25%) of its total assets in equity securities. Debt securities are held for their relative stability of principal and income, as well as for a reserve which can be used to take advantage of investment opportunities. The Fund may invest up to

DODGE & COX FUNDS ■ PAGE 29

20% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers traded in the United States (such as ADRs and Yankee bonds) that are not in the S&P 500. Moderate reserves in cash or short-term debt securities may be held from time to time as Dodge & Cox may deem advisable. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated short-term debt instruments. As a result of taking this defensive position, the Fund may not achieve its investment objectives. In seeking to achieve the objectives of the Fund, Dodge & Cox may purchase securities on a when-issued basis and purchase or sell securities for delayed delivery. The Fund may also invest in interest rate derivatives such as U.S. Treasury futures and swap agreements for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities. In addition, the Fund may invest in credit default swaps to increase or decrease credit exposure to a particular issuer or a group of issuers that comprise a particular segment of the debt market. Further information about specific investments is provided under Additional Information on Investments.

It is the Fund’s policy to invest the debt portion of the Fund primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or GSEs, and investment-grade debt securities (securities rated Baa or higher by Moody’s, BBB or higher by S&P or Fitch, or equivalently rated by any NRSRO or, if unrated, are deemed to be of investment-grade quality by Dodge & Cox). A maximum of 20% of the debt portion of the Fund may be invested in debt obligations rated below investment grade, commonly referred to as high-yield or “junk” bonds, if they have a minimum rating of B by Moody’s, S&P, or Fitch, or are equivalently rated by any NRSRO. Securities rated Baa or BBB or below have speculative characteristics. These securities may yield a higher level of current income than higher-rated securities, but generally have greater credit risk, more price volatility, and less liquidity. An explanation of Moody’s, Fitch’s, and S&P’s rating categories is included in Appendix A to the SAI.

Equity securities in which the Fund invests include, but are not limited to, common stocks, preferred stocks, and depositary receipts evidencing ownership of common stocks. Equity securities selected for the Fund are predominantly those which, in the view of Dodge & Cox, have positive prospects for long-term growth of principal and income not reflected in the current price. Prospective earnings, cash flow, and dividends are considered in making these stock selections. The level of security prices and the trend of business activity are considered in determining the total investment position of the Fund in equities at any time. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund’s equity investments are primarily in medium-to-large well established companies based on standards of the applicable market.

The Fund’s investment policies described above may be changed without shareholder approval; however, these policies will not be changed without 60 days’ prior notice to shareholders.

The proportion of the Fund’s assets held in various debt securities will be revised as appropriate in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In making investment decisions, Dodge & Cox will take many factors into consideration including yield-to-maturity, quality, liquidity, call risk, current yield, and capital appreciation potential. The average maturity of the Fund’s debt portfolio at any given time depends, in part, on Dodge & Cox’s assessment of the foregoing factors and Dodge & Cox’s expectation regarding the future level of inflation and interest rates. Dodge & Cox normally invests in an array of securities with short, intermediate, and long maturities in varying proportions.

In an attempt to minimize unforeseen risks in holding the securities of a single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2013, 2012, and 2011 were 25%, 16%, and 19%, respectively.) However, during

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rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses, some of which may be short-term capital gains taxed as ordinary income (see Federal Income Taxes). It is the general practice of the Fund to invest mainly in equity securities listed on national securities exchanges and securities with ready markets. In seeking to achieve the objectives of the Fund, Dodge & Cox may lend the Fund’s portfolio securities.

DODGE & COX INCOME FUND

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Fund’s primary objective is to provide shareholders with a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. These objectives may not be changed without shareholder approval. Investors should recognize that the market risks inherent in investing in securities cannot be avoided, and there is no assurance that the investment objectives of the Fund will be achieved.

The Fund seeks to achieve its objectives by investing in a diversified portfolio of debt securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in the following categories: (1) debt obligations issued or guaranteed by the U.S. government, its agencies or GSEs; (2) investment-grade debt securities (securities rated Baa or higher by Moody’s, BBB or higher by S&P or Fitch, or equivalently rated by any NRSRO), including U.S. dollar-denominated foreign issues and issues of supranational agencies; (3) unrated securities if deemed to be of investment-grade quality by Dodge & Cox; and (4) bankers’ acceptances, bank certificates of deposit, repurchase agreements, and commercial paper. Debt securities in which the Fund invests include government and government-related obligations, mortgage and asset-backed securities, corporate and municipal bonds, collateralized mortgage obligations, and other debt securities, and may include fixed and floating rate instruments. The Fund can invest up to

25% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers including emerging market issuers. The Fund may also invest in interest rate derivatives such as U.S. Treasury futures and swap agreements for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities. In addition, the Fund may invest in credit default swaps to increase or decrease credit exposure to a particular issuer or a group of issuers that comprise a particular segment of the debt market. Further information about specific investments is provided under Additional Information on Investments.

Up to 20% of the Fund’s total assets may be invested in preferred stocks, convertible securities, and debt instruments not included in categories (1) through (4) above. Debt obligations rated below investment grade, commonly referred to as high-yield or “junk” bonds, may be purchased if they have a minimum rating of B by Moody’s, Fitch, or S&P, are equivalently rated by any NRSRO, or, if unrated, are deemed to be of similar quality by Dodge & Cox. It should be noted that securities rated Baa or BBB or below have speculative characteristics. These securities may yield a higher level of current income than higher-rated securities, but generally have greater credit risk, more price volatility, and less liquidity. An explanation of Moody’s, Fitch’s and S&P’s rating categories is included in Appendix A to the SAI.

The proportion of the Fund’s assets held in various debt securities will be revised as appropriate in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In making investment decisions, Dodge & Cox will take many factors into consideration including yield-to-maturity, quality, liquidity, call risk, current yield, and capital appreciation potential.

The Fund attempts to achieve its secondary objective of capital appreciation through such techniques as fundamental research (i.e., seeking a security or group of securities which Dodge & Cox believes to be undervalued) and by making gradual adjustments in the average maturity of the Fund’s portfolio.

The average maturity of the Fund’s portfolio at any given time depends, in part, on Dodge & Cox’s assessment of economic and market conditions and the relative yields of securities in the marketplace and Dodge & Cox’s

DODGE & COX FUNDS ■ PAGE 31

expectation regarding the future level of inflation and interest rates. Dodge & Cox normally invests in an array of securities with short, intermediate, and long maturities in varying proportions.

Moderate reserves in cash or short-term debt securities may be held from time to time as Dodge & Cox may deem advisable. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated short-term debt instruments. As a result of taking this defensive position, the Fund may not achieve its investment objectives.

In seeking to achieve the objectives of the Fund, Dodge & Cox may purchase securities on a when-issued basis and purchase or sell securities for delayed delivery. The Fund’s investment policies described above may be changed without shareholder approval; however, these policies will not be changed without 60 days’ prior notice to shareholders.

Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2013, 2012, and 2011 were 38%, 26%, and 27%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see Federal Income Taxes). In seeking to achieve the objectives of the Fund, Dodge & Cox may lend the Fund’s portfolio securities.

DODGE & COX GLOBAL BOND FUND

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment objective is to seek a high rate of total return consistent with long-term preservation of capital. Investors should recognize that the market risks inherent in investing in securities cannot be avoided, and there is no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its investment objective by investing in bonds and other debt instruments of issuers from at least three different countries, including emerging market countries. The Fund is not required to allocate its investments in set percentages to particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund invests at least 40% of its total assets in securities of non-U.S. issuers and invests at least 80% of its total assets in debt instruments, which may, in each case, be represented by derivatives such as forwards, futures contracts, swap agreements, or options. Debt instruments in which the Fund may invest include, but are not limited to, government and government related obligations, mortgage- and asset-backed securities, corporate and municipal bonds, collateralized mortgage obligations, and other debt securities, and may include fixed and floating rate instruments. The Fund invests in both U.S. dollar-denominated and non-U.S. currency denominated debt instruments across all sectors, including obligations issued or guaranteed by the U.S. government, its agencies, instrumentalities, or government sponsored enterprises (GSEs); obligations issued or guaranteed by a non-U.S. government or any of its political subdivisions, authorities, agencies, instrumentalities, or supranational entities; obligations issued by state, municipal, or other local governmental issuers, including non-U.S. issuers; inflation indexed securities; corporate debt securities; mortgage and asset-backed securities, and collateralized mortgage obligations (CMOs); covered bonds; Rule 144A securities; structured notes; repurchase agreements; warrants; convertible securities; credit linked notes; global depositary notes; bank loans, bankers’ acceptances, and bank certificates of deposit; and commercial paper. The Fund is non-diversified as defined under the 1940 Act, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

The Fund invests primarily in investment-grade debt instruments (instruments rated Baa or higher by Moody’s, BBB or higher by S&P or Fitch, or equivalently rated by any NRSRO, or, if unrated, are deemed to be of investment-grade quality by Dodge & Cox). Up to 20% of the Fund’s total assets may be invested in below investment-grade debt instruments, commonly referred to as high-yield or “junk” bonds. It should be noted that

PAGE 32 ■ DODGE & COX FUNDS

securities rated Baa or BBB or below have speculative characteristics. These securities may yield a higher level of current income than higher-rated securities, but generally have greater credit risk, more price volatility, and less liquidity. An explanation of Moody’s, Fitch’s, and S&P’s rating categories is included in Appendix A to the SAI.

The Fund may enter into various currency or interest rate-related transactions involving derivative instruments, including forwards, futures, swaps, and options. The Fund may use derivatives to seek to minimize the impact of losses to one or more of its investments (as a “hedging technique”) or to implement its investment strategy. For example, the Fund may invest in derivative instruments that provide exposure to a specific security or market sector as a substitute for a direct investment in the security or sector itself or to benefit from changes in the relative values of selected currencies. The Fund may use interest rate derivatives for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities. In addition, the Fund may invest in credit default swaps to increase or decrease credit exposure to a particular issuer or a group of issuers that comprise a particular segment of the debt market. The Fund may also enter into options on swaps (swaptions). The Fund’s use of derivatives is related to the implementation of its overall primary investment strategy of investing in a portfolio of debt securities. However, the Fund is not intended to be a vehicle through which shareholders can invest in, or otherwise seek exposure to, derivatives.

Fundamental research (i.e., seeking a security or group of securities which Dodge & Cox believes to be undervalued), a long-term investment horizon and a valuation discipline are central to Dodge & Cox’s investment philosophy. In selecting securities, Dodge & Cox considers many factors, including, without limitation, yield-to-maturity, covenants, credit quality, liquidity, call risk, and capital appreciation potential. For all securities that are denominated in a foreign currency, Dodge & Cox analyzes whether to accept or hedge the associated interest rate and currency risks. Dodge & Cox considers, among other things, a country’s economic outlook and political stability, the protections provided to foreign investors, relative interest rates, exchange rates, a country’s monetary and fiscal policies, its debt stock, as well as its ability to meet its funding needs.

The Fund may purchase or sell holdings for a variety of reasons such as to alter sector, geographic, or currency exposure or to shift the overall portfolio’s risk profile. The proportions of the Fund’s assets held in various debt instruments will be revised in light of Dodge & Cox’s appraisal of the global economy, the relative yields of securities in the various market sectors and countries, the potential for a currency’s appreciation, the investment prospects for issuers, the countries’ domestic and political conditions and other factors. The Fund may also buy or sell foreign currencies, currency derivatives, and interest rate derivatives in lieu of, or in addition to, direct investments in debt securities in order to increase or decrease portfolio exposure to specific interest rate and/or currency markets. The average maturity of the Fund’s portfolio at any given time depends, in part, on Dodge & Cox’s assessment of the foregoing factors and Dodge & Cox’s expectation regarding the future level of inflation and interest rates. Dodge & Cox normally invests in an array of securities with short, intermediate, and long maturities in varying proportions.

Moderate reserves in cash or short-term debt securities may be held from time to time as Dodge & Cox may deem advisable. In addition, for temporary, defensive purposes, the Fund may invest, without limitation, in short-term debt instruments. As a result of taking such defensive position, the Fund may not achieve its investment objective. Further information about specific investments is provided under Additional Information on Investments.

In seeking to achieve the objective of the Fund, Dodge & Cox may purchase securities on a when-issued basis and purchase or sell securities for delayed delivery.

The Fund’s investment objective and its investment policy of investing at least 40% of its total assets in securities of non-U.S. issuers and at least 80% of its total assets in debt instruments, described above, may be changed without shareholder approval; however it will not be changed without 60 days’ prior notice to shareholders.

Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. However, during

DODGE & COX FUNDS ■ PAGE 33

rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see Federal Income Taxes). In seeking to achieve the objective of the Fund, Dodge & Cox may lend the Fund’s portfolio securities.

INVESTMENT RESTRICTIONS

The Funds are subject to additional investment restrictions which are described in the SAI.

The percentage limitations included in this prospectus and SAI apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

INVESTMENT RISKS

You should understand that all investments involve risks, and there can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that a Fund’s investment objective(s) will be attained. There are further risk factors described elsewhere in this prospectus and in the SAI.

Investing in Equity and Debt Securities Investments in equity securities are subject to market risks that cause their prices to fluctuate over time (i.e., the possibility that stock prices will decline over short or extended periods). Prices of debt securities are sensitive to changes in the market level of interest rates. In general, as interest rates rise, the prices of debt securities fall, and conversely, as interest rates fall, the prices of these securities rise. Interest rate changes can be sudden and unpredictable. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and debt securities markets, the size of a particular offering, the terms and conditions of the obligation (e.g., maturity, coupon, and call features), and the credit quality and rating of the issue. Debt securities with longer maturities or lower credit quality tend to have higher yields and are generally subject to greater price volatility than obligations with shorter maturities and lower yields or higher credit quality. Furthermore, because yield levels on securities vary with changing interest rates, no specific yield on shares of a Fund can be guaranteed.

Current market conditions may pose heightened risks for Funds that invest in debt securities. In many countries, interest rates are at or near historic lows, and future increases in interest rates could result in less liquidity and greater volatility of debt securities. In addition, new regulations applicable to and changing business practices of financial intermediaries that make markets in debt securities may result in those financial intermediaries restricting their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility for such debt securities. The growth of the bond market relative to dealer capacity may reduce further liquidity, particularly in times of market stress. The liquidity of an issuer’s securities may also decrease if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the institution.

Since the Dodge & Cox Income Fund, the Dodge & Cox Global Bond Fund, and the debt portion of the Dodge & Cox Balanced Fund will be invested primarily in investment-grade debt securities, the Funds generally will not yield as high a level of current income as funds that invest primarily in lower-quality debt securities which generally have less liquidity, greater market risk, and greater price volatility.

The value of equity and debt securities may also be affected by credit risk, i.e., changes in the financial condition of, and other events affecting, specific issuers. For example, a Fund could lose money if the issuer or guarantor of a debt security, or the counterparty to a derivative instrument, repurchase agreement, or a loan of portfolio securities is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline.

Debt securities are also subject to call risk and extension risk. Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher interest rates before their maturity dates. A Fund could lose potential price appreciation and may be forced to reinvest the proceeds at

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lower interest rates, resulting in a decline in the Fund’s income. Extension risk is the chance that prepayment rates may decline below what was anticipated during periods of rising interest rates. A Fund may be unable to take advantage of higher interest rates because its investments are locked in at a lower rate for a longer period of time. Both call risk and extension risk are generally higher for long-term bonds.

Corporate debt securities are subject to the risk that a financial event, such as a leveraged buyout, debt restructuring, merger, or recapitalization, could result in a change in their value or credit quality. Such events are unpredictable and often benefit shareholders or new creditors at the expense of existing creditors. For example, an issuer could issue debt to repurchase its own shares or declare a dividend, increasing the company’s leverage and causing its outstanding debt securities to decline in value. An issuer could also be acquired in a transaction where the purchaser incurs a substantial amount of new debt to complete the purchase, which could result in credit rating downgrades and existing bondholders being subordinated to the holders of the newly-issued debt. In addition, to the extent that the Dodge & Cox Balanced Fund, the Dodge & Cox Income Fund, and the Dodge & Cox Global Bond Fund invest in mortgage and asset-backed securities and other securities that have exposure to the mortgage or housing markets, any instability and uncertainty in the market for these securities, as well as in the broader housing market, create additional risk of loss.

In times of political or economic stress or market turmoil, governments and regulators may intervene in markets and take actions that may adversely affect certain industries or specific companies. Government and/or regulatory intervention may reduce the value of debt and equity securities issued by affected companies and may also severely limit the ability to trade those securities.

Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, events that disrupt the economy on a national or global level, such as terrorism, market manipulation, government defaults, government shutdowns, and natural/environmental disasters, can all negatively impact the securities markets, which could cause a Fund to lose value.

During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Market disruptions could prevent a Fund from implementing investment decisions in a timely manner.

Fluctuations in the value of the securities in which a Fund invests will cause the Fund’s share price to fluctuate. An investment in the Funds, therefore, may be more suitable for long-term investors who can bear the risk of short and long-term fluctuations in a Fund’s share price.

After purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require a sale of such security by a Fund. However, Dodge & Cox will consider such event in its determination of whether the Fund should continue to hold the security.

Investing in Non-U.S Issuers Non-U.S. securities involve some special risks such as exposure to potentially adverse foreign political and economic developments; market instability; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; foreign taxes that could reduce returns; higher transaction costs and foreign brokerage and custodian fees; inability to vote proxies, exercise shareholder or bondholder rights, pursue legal remedies, and obtain judgments with respect to foreign investments in foreign courts; possible insolvency of a subcustodian or securities depository; and fluctuations in foreign exchange rates that decrease the investment’s value (although favorable changes can increase its value). These risk factors are increased when investing in emerging markets.

Furthermore, the issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of foreign debt or foreign currency exchange rates. To the extent a Fund invests in sovereign debt obligations, the Fund will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. A Fund may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations. For example, bankruptcy, moratorium, and

DODGE & COX FUNDS ■ PAGE 35

other similar laws applicable to issuers of sovereign debt may be substantially different from those applicable to corporate debt issuers. In addition, a government’s unwillingness or inability to meet its loan obligations or guarantees could increase the credit risk of financial institutions connected to that particular country.

Investing in Derivatives Derivatives are financial instruments the values of which are based on the value of one or more underlying assets, such as stocks, bonds, currencies, interest rates and market indexes. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets and other more traditional investments. The market value of derivatives may be more volatile than that of other instruments and can be affected by interest rate changes or other market developments. Each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Derivative transactions can also create investment leverage. When a Fund invests in a derivative instrument, it can lose more than the initial amount of capital, if any, that it invested in that instrument. A derivative may be difficult to purchase or sell and the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price, especially during times of financial market distress.

Derivatives are also subject to the risk that a counterparty may be unable or unwilling to honor its contractual obligations, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument. Historically, a number of broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although Dodge & Cox monitors the creditworthiness of a Fund’s derivative counterparties and some derivatives are cleared, there can be no assurance that the Fund’s derivative counterparties or an exchange will not experience financial difficulties, possibly resulting in losses to the Fund. This counterparty risk is greater for forward currency contracts, uncleared swaps, and other over-the counter traded derivatives.

Derivatives are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility, or have a different effect than Dodge & Cox anticipated. Because the markets for certain derivative instruments are relatively new, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a particular derivative position will be available or utilized by Dodge & Cox. A Fund may be required to segregate certain of its assets or buy or sell a security at a disadvantageous time or price because regulations require funds to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. Use of derivatives may increase the amount and change the timing of taxes payable by shareholders.

The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including clearing, execution, margin, reporting, and registration requirements. The ultimate impact of the regulations remains unclear, and additional future regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Restricted securities may be more difficult to sell than publicly traded securities and a Fund may obtain a less favorable price when it decides to sell such securities, particularly during periods of adverse market conditions.

Dodge & Cox follows a disciplined approach to investing in which investment ideas are considered by investment committees and decisions are applied to all eligible clients (including the Funds, other funds managed by Dodge & Cox, and separate account clients) within a particular strategy. This process involves establishment of target allocations and securities position limits that are applied across all relevant client portfolios. As a result, the Funds may have common holdings in certain securities. It is possible that certain investment opportunities that would be available to a smaller mutual fund may not be available to the Funds due to factors related to the size of the Funds. For example, the Funds may not be able to take significant positions in limited investment opportunities or add significantly to existing securities positions. In addition, the Funds may not be able to quickly dispose of certain securities holdings.

PAGE 36 ■ DODGE & COX FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

The Funds provide a complete list of their holdings four times in each fiscal year, as of the end of each quarter. The Funds file the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-SEC-0330 (general SEC number). A list of the Funds’ quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

ADDITIONAL INFORMATION ON INVESTMENTS

Common Stocks (Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Balanced Fund) Common stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Ownership of common stock of a non-U.S. company may be represented by depositary receipts.

Hybrid Securities Each Fund may invest in hybrid securities, which generally combine both debt and equity characteristics. Types of hybrid securities include, without limitation, preferred stock, convertible securities, warrants, and capital securities. Typically, preferred stock has a specified dividend and ranks after an issuer’s debt obligations but before common stocks in its claim on income for dividend payments and on assets should the company become subject to reorganization or liquidation.

Preferred stock may be perpetual (i.e., have no maturity date) or have a long-dated maturity.

The Funds may also invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stock dividend rates but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree.

Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years). They can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them. Other types of securities that are or may become available, are similar to warrants, and the Funds may invest in these securities. Capital securities are offered at a par value and generally pay a fixed rate on a periodic basis, combining the features of corporate bonds and preferred stock.

Hybrid securities are subject to many of the same risks that apply to equity and debt securities but also have unique risk characteristics depending on the type of hybrid security. Hybrid securities are typically subordinated debt or equity securities that include features such as deferrable and non-cumulative coupon payments, a long-dated maturity (or absence of maturity) and may include loss absorption provisions. This is particularly true in the Financials sector. For example, a hybrid security may have a provision where the liquidation value of the security may be reduced in whole or in part upon a regulatory action or a reduction in the issuer’s capital levels to below a specified threshold. This may occur, for example, in the event that business losses have eroded the issuer’s capital base to a substantial extent. The downward adjustment to liquidation value may occur automatically without the need for a bankruptcy proceeding. Another example is contingent convertible instruments (“CoCo-Bonds”), which convert automatically into equity at a specified price upon the occurrence of a specified trigger event. Depending on the trigger event, these subordinated obligations are either converted into shares or sustain a partial or total loss in principal value.

DODGE & COX FUNDS ■ PAGE 37

Non-U.S. Securities Each Fund may invest in U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. The Dodge & Cox Global Stock Fund, the Dodge & Cox International Stock Fund, and the Dodge & Cox Global Bond Fund may also invest in foreign currency-denominated securities of non-U.S. issuers. Such investments increase a portfolio’s diversification and may enhance return, but they also involve some special risks which are described in the SAI. For purposes of this prospectus, non-U.S. (or foreign) issuers are generally non-U.S. governments or companies or issuers organized outside the United States, but the Funds may make a different designation in certain circumstances.

Currency Derivatives — Forward Currency Contracts and Currency Futures (Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund); Options and Currency and Cross-Currency Swaps (Dodge & Cox Global Bond Fund) Many of the Funds’ investments may create non-U.S. currency exposure, for example, because they are denominated in non-U.S. currencies. In managing currency exposure or hedging non-U.S. interest rate risk, a Fund may enter into currency related derivatives transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. In addition, when Dodge & Cox anticipates that one currency may experience a movement against another currency, including the U.S. dollar, a Fund may enter into a deliverable or non-deliverable forward contract to sell or buy the amount of such currency. The Funds may also conduct currency exchange contracts on a spot basis.

The Dodge & Cox Global Bond Fund may also take long or short positions in currencies through the use of derivatives regardless of whether the Fund holds securities denominated in such currencies. For example, the Fund may enter into a derivatives transaction when Dodge & Cox believes a currency will appreciate or depreciate in value. Derivatives may also be used when Dodge & Cox believes that such instruments may be more efficient than a direct investment in a security.

Currency futures contracts are agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified currency at a specified future time and price. Futures contracts are standardized, are traded through a national (or foreign) exchange, and are cleared through an affiliate of the exchange that acts as the buyer to every seller and the seller to every buyer. Currency forward contracts are similar to currency futures contracts, but are individually negotiated and privately traded. Although some currency futures and forwards contracts by their terms call for actual delivery or acceptance of currency, in many cases the contracts are settled with a cash payment without the making or taking of delivery of the specified currency.

An option is an agreement that gives the option holder the right but not the obligation to buy or sell the underlying asset at a specified price within a period of time or on a specified date in exchange for a premium payment or a fee. The Dodge & Cox Global Bond Fund may invest in options on foreign currencies that are privately negotiated or traded on an exchange.

The Dodge & Cox Global Bond Fund may also enter into currency and cross-currency swaps. A currency swap (or FX swap) is a simultaneous purchase and sale of identical amounts of one currency for another with two different value dates. This is typically arranged as a spot currency transaction that will be reversed at a set date with an offsetting forward transaction. A cross-currency swap is an interest rate swap in which the cash flows are in different currencies. Typically, upon initiation of a cross-currency swap, the Fund and the swap counterparty agree to make an initial exchange of principal amounts in one currency for another currency. During the life of the swap, each party pays interest (in the currency of the principal amount received) to the other. And at the maturity of the swap, the parties make a final exchange of the initial principal amounts, reversing the initial exchange at the same spot rate. Unlike other types of swaps, cross-currency swaps typically involve the delivery of the entire principal (notional) amounts of the two designated currencies. Therefore, the entire principal value of a cross-currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

The use of currency strategies by the Funds involves transaction costs, and the risk of delivery failure, default by the counterparty, and inability to close out a position because the trading market becomes illiquid. Even if

PAGE 38 ■ DODGE & COX FUNDS

successful, hedging strategies may limit potential gains and will not prevent a Fund’s securities from falling in value during foreign market downswings. The Funds could lose money through the use of currency strategies.

U.S. Government Obligations A portion of each Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies, or GSEs. Some of the obligations purchased by a Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Small Business Administration, the Maritime Administration, the Farmers Home Administration, and the Department of Veterans Affairs.

While the obligations of many of the agencies of the U.S. government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. government. Some of the agencies are indirectly backed by their right to borrow from the U.S. government, such as the Federal Financing Bank and the U.S. Postal Service. Other agencies and GSEs have historically been supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations. GSEs include, among others, the Federal Home Loan Banks, the Federal Farm Credit Banks, Freddie Mac, and Fannie Mae. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac into conservatorship and has since increased its support of these two GSEs through substantial capital commitments and enhanced liquidity measures, which include a line of credit. The U.S. Treasury also extended a line of credit to the Federal Home Loan Banks. No assurance can be given that the U.S. government would provide continued support to GSEs, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury.

Furthermore, with respect to the U.S. government securities purchased by a Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of the Fund’s shares. A Fund may invest in these securities if Dodge & Cox believes they offer an expected return commensurate with the risks assumed.

Mortgage Pass-Through Securities (Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund) Mortgage pass-through securities are guaranteed by an agency of the U.S. government or GSE, or are issued by a private entity. These securities represent ownership in “pools” of mortgage loans and are called “pass-throughs” because principal and interest payments are passed through to security holders monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When a Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage security.

During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid more quickly than assumed rates. Such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayment of principal may benefit the portfolio. Conversely, in a rising interest rate environment, mortgage securities may be prepaid at a rate slower than expected. In this case, the current cash flow of the bond generally decreases. A slower prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the price and the price volatility of the security.

Collateralized Mortgage Obligations (Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund) Collateralized mortgage obligations (CMOs) are private entity-, U.S. government agency-, or GSE-issued multi-class bonds that are collateralized by U.S. government agency- or GSE-guaranteed mortgage pass-through securities. The issuer typically issues multiple classes, or “tranches,” of bonds, the debt service of which is provided by the principal and interest payments from the mortgage pass-through securities in the trust. Each of these tranches is valued and traded separately based on its distinct cash flow characteristics. Dodge & Cox will purchase a tranche with the weighted-average life and cash flow

DODGE & COX FUNDS ■ PAGE 39

characteristics that it believes will contribute to achieving the objectives of a Fund.

All CMOs purchased by a Fund will be issued or guaranteed by a U.S. government agency or GSE or have a AA (BBB for the Dodge & Cox Global Bond Fund) or higher rating by either S&P, Fitch, or Moody’s or be equivalently rated by any NRSRO. To qualify for a AA rating, a CMO is structured so that even under conservative default, prepayment, and reinvestment assumptions, the principal and interest payments from the collateral are expected to meet or exceed the cash flow obligations of all the tranches of the CMO. However, there are risks associated with CMOs which relate to the risks of the underlying mortgage pass-through securities (i.e., an increase or decrease in prepayment rates, resulting from a decrease or increase in mortgage interest rates, will affect the yield, average life, and price of CMOs). In a falling interest rate environment, the mortgage securities may be prepaid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rates. In this case, the current cash flow of the bond generally decreases. A reduced prepayment rate effectively lengthens the average life of the security and may adversely affect the price and price volatility of the security.

Municipal Bonds (Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund) Municipal bonds are debt securities issued by state or local governments and their agencies, authorities, and other government-sponsored enterprises. Municipal bonds are subject to the additional risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Asset-Backed Securities (Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund) Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles but the credit quality of an ABS transaction depends on the performance of the underlying assets and/or the level of any credit support provided to the structure. ABS, particularly home equity loan transactions, are subject to interest-rate, prepayment and extension risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the amount of any credit support and result in losses to investors in an ABS transaction.

Covered Bonds (Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund) Covered bonds are issued by banks and are secured by collateral, typically mortgages. In the event of a default, holders of the bond also have an unsecured claim against the issuing bank if the underlying collateral is insufficient.

Credit Default Swaps (Dodge & Cox Balanced Fund, Dodge & Cox Income Fund and Dodge & Cox Global Bond Fund) The Funds may buy or sell credit default swaps relating to individual issuers or group of issuers. In a credit default swap transaction, one party (the “buyer”) is generally obligated to pay the other party (the “seller”) an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as bankruptcy or the default of a security, has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the credit default swap in exchange for an equal face amount of deliverable obligations of the security described in the swap, or the seller may be required to deliver the related net cash amount, if the credit default swap is cash settled. Another type of credit default swap is based upon a published basket (or “index”) of credit default swaps.

Interest Rate Derivatives: Interest Rate Futures and Interest Rate Swaps (Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund) Similar to currency futures contracts, interest rate derivatives are generally agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified interest-bearing security, at a specified future time and price. Interest rate derivatives

PAGE 40 ■ DODGE & COX FUNDS

also include futures contracts that relate to a particular reference interest rate (e.g., LIBOR or EURIBOR) and futures contracts on U.S. or non-U.S. government debt (e.g., Treasury or Bund futures contracts).

A Fund may enter into interest rate or Treasury futures contracts for a variety of purposes in connection with the management of the interest rate exposure of its portfolio. If a Fund anticipates that interest rates will rise, the Fund may sell an interest rate or Treasury futures contract to hedge against the decline in the value of certain of its portfolio securities. Conversely, if a Fund anticipates that interest rates will fall, the Fund may purchase an interest rate or Treasury futures contract to increase the Fund’s exposure to interest rates.

The Funds may also enter into interest rate swaps, which involve the exchange of payments between parties calculated by reference to specified interest rates.

Restricted Securities The Funds may invest in restricted securities, including 144A securities. Such securities are subject to legal or contractual restrictions on resale and include equity or debt securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC, including offerings outside the United States. Restricted securities may be illiquid. Some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Additional information about the Funds’ investment policies and risks is contained in the SAI.

DODGE & COX FUNDS ■ PAGE 41

HOW TO PURCHASE SHARES

If the Fund’s transfer agent, Boston Financial Data Services, Inc. (Boston Financial Data Services), or an authorized agent or sub-agent, receives your request in good order before the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time (ET)), your transactions will be priced at that day’s net asset value per share (NAV). If your request is received after 4 p.m., it will be priced at the next business day’s NAV. The Funds are offered on a no-load basis. You do not pay sales charges or 12b-1 distribution fees.

	TO OPEN AND MAINTAIN AN ACCOUNT	TO ADD TO AN ACCOUNT
	Minimum Investment* $2,500 (regular account) $1,000 (IRAs)	Minimum Investment* $100
BY INTERNET www.dodgeandcox.com	Current shareholders can visit the Funds’ website and log in to “Account Access” to open an account or exchange shares from an existing Dodge & Cox Fund account to a new account with the same registration. New shareholders should visit “Invest with Us” to open an account.	Current shareholders can visit the Funds’ website and log in to “Account Access” to make subsequent investments directly from your pre- established bank account or exchange from another Dodge & Cox Fund account with the same registration.

BY MAIL

Regular Mail:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, MA 02266-8422

Express, Certified or
Registered Mail:

Dodge & Cox Funds

c/o Boston Financial Data Services 30 Dan Road

Canton, MA 02021-2809

	Complete and sign the Account Application or IRA Application. Call 800-621-3979 or visit the Funds’ website at www.dodgeandcox.com to obtain the appropriate forms.	Mail your check with an Invest-By-Mail form detached from your quarterly statement.

Make your check payable to Dodge & Cox Funds. All checks must be made in U.S. dollars and drawn on U.S. banks.

Important note: The Funds will not accept third party checks (checks not made payable to Dodge & Cox Funds), traveler’s checks, starter checks, or money orders.

Important note: If you buy Fund shares through a registered broker/dealer, financial institution, or investment adviser, the broker/dealer, financial institution, or adviser may charge you a service fee.

The Funds reserve the right to waive minimum investment amounts for certain financial intermediaries that use the Funds as part of an asset allocation program or for certain retirement plans.

PAGE 42 ■ DODGE & COX FUNDS

HOW TO PURCHASE SHARES (continued)

Important note: Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone or internet transactions. This option will become effective approximately 15 business days after the Account Application is received by Boston Financial Data Services. The price paid for shares of a Fund will be the next determined NAV after Boston Financial Data Services receives your investment instructions in good order. Your order may be canceled if payment is not received by the third business day after your order is placed.

		TO OPEN AND MAINTAIN AN ACCOUNT	TO ADD TO AN ACCOUNT
Client Services Monday–Friday 8 a.m.–8 p.m. ET	BY TELEPHONE 800-621-3979

Current shareholders may call Client Services to open an additional account from a pre-established bank account or by exchanging shares from an existing Dodge & Cox Fund account into a new account with the same registration.

New shareholders may not open an account by telephone at this time.

Current shareholders may call Client Services to make subsequent investments directly from a pre-established bank account or to exchange from another Dodge & Cox Fund account with the same registration.

Automated System 7 days a week 24 hours a day

Current shareholders may call the automated system to open an additional account from a pre-established bank account or by exchanging shares from an existing Dodge & Cox Fund account to a new account with the same registration.

New shareholders may not open an account by the automated system at this time.

Current shareholders may call the automated system to make subsequent investments directly from a pre-established bank account or to exchange shares from another Dodge & Cox Fund account with the same registration.
BY WIRE Wire to: State Street Bank and Trust Company Boston, MA ABA 0110 0002 8 Deposit DDA 9905-351-4 FFC Dodge & Cox (Fund Name) Fund Fund # / Account # Account Registration		Prior to making an initial investment by wire, a completed Account Application or IRA Application must have been received by the Fund. Once an account number has been assigned, call 800-621-3979 to notify the Fund of your incoming wire transaction.	Call Client Services at 800-621-3979 during business hours to notify the Funds of your incoming wire transaction.
AUTOMATICALLY		The Funds offer ways to invest automatically. Call Client Services at 800-621-3979 or visit the Funds’ website at www.dodgeandcox.com and request or download the Account Options Form or IRA Options Form to establish this service. See Automatic Investment Plan.

Telephone conversations may be recorded or monitored for verification, recordkeeping, and quality-assurance purposes.

Certain institutional investors may be eligible to establish pre-authorized fax transaction privileges.

DODGE & COX FUNDS ■ PAGE 43

Important Information About Purchases To help the government prevent the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Funds, to obtain, verify, and record information that identifies each person who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. For your account to be in good order, the Funds must obtain the following information:

■	Name;
■	Date of birth (for individuals);
■	Physical residential address (post office boxes are still permitted for mailing); and
■	Social Security Number, Taxpayer Identification Number, or other identifying number.

Following receipt of your information, the Funds are required to verify your identity. You may be asked to provide certain other documentation (such as a driver’s license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons.

The USA PATRIOT Act prohibits the Funds and other financial institutions from opening accounts unless the minimum identifying information listed above is received and the Funds can verify your identity. If the Funds are unable to verify your identity, the Funds are required to not open your account, close your account, or take other steps the Funds deem reasonable.

All purchases are subject to acceptance by a Fund, and the price of the shares will be the NAV which is next computed after receipt by Boston Financial Data Services,

or other authorized agent or sub-agent, of the purchase in proper form (see Pricing of Shares). If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses (including a $20 fee) incurred by a Fund or Boston Financial Data Services, and a Fund can redeem shares you own in this or another identically registered Dodge & Cox Fund account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. All purchases will be invested in full and fractional shares, and you will receive a confirmation statement.

The Funds do not offer their shares for sale outside of the United States.

If you fail to furnish a Fund with your correct and certified Social Security or Taxpayer Identification Number, the Fund may be required to withhold federal income tax (backup withholding) from dividends, capital gain distributions, and redemptions.

The Funds and their agents reserve the right to accept initial purchases by telephone; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud); to freeze any account and temporarily suspend services on the account when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

HOW TO REDEEM OR EXCHANGE SHARES

You may withdraw any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined NAV after Boston Financial Data Services or an authorized agent or sub-agent receives all required documents in good order.

Good order means that the request includes:

■	Fund name and account number;
■	Amount of the transaction in dollars or shares; (if redemption is requested by internet or mail, the amount of the transaction may be stated in percentage terms);
■	Signatures of all owners exactly as registered on the account (for written requests);
■	Medallion Signature Guarantee, if required (see Medallion Signature Guarantees);
■	Any certificates you are holding for the account; and
■	Any supporting legal documentation that may be required.

Note: for corporate/institutional accounts only, the required signature(s) must be either (1) Medallion-guaranteed and clearly indicate the capacity of the signer to act for the corporation or institution or (2) that of an

PAGE 44 ■ DODGE & COX FUNDS

authorized signatory named on a certified corporate resolution dated within the last six months (or a certified corporate resolution and letter of indemnity) that accompanies the request or is on file with Boston Financial Data Services.

Sale or exchange requests received after the close of trading on the NYSE (generally 4 p.m. ET) are processed at the next business day’s NAV. No interest will accrue on amounts represented by uncashed redemption checks.

The Funds reserve the right to close any account in which the balance falls below the minimum initial investment.

ACCOUNT TYPE
BY INTERNET www.dodgeandcox.com

All Accounts (Except IRAs, retirement plans, corporate, and certain institutional accounts)

Visit the Funds’ website at www.dodgeandcox.com and log in to “Account Access” to place a sell order.

All Accounts including IRAs (except retirement plans, corporate, and certain institutional accounts)

You may exchange shares from a Fund to open an account in another Fund or to add to an existing account with an identical registration.

BY MAIL

Regular Mail:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, MA 02266-8422

Express, Certified or Registered Mail:

Dodge & Cox Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

All Accounts

Visit the Funds’ website at www.dodgeandcox.com and download, complete, and mail in the Redemption Request Form for a taxable account or an IRA Distribution Request Form for an IRA to sell shares. These forms can also be obtained by calling Client Services at 800-621-3979.

Current shareholders may exchange shares into a new account with the same registration by providing written instructions. To exchange shares into an account with a different registration (including a different name, address, or taxpayer identification number, you must provide Boston Financial Data Services with written instructions that include the Medallion guaranteed signature of all current account owners. See Medallion Signature Guarantees and Change in Account Registration and Transfer of Shares.

BY TELEPHONE 800-621-3979 Client Services Monday–Friday 8 a.m.–8 p.m. ET Automated System 7 days a week 24 hours a day

All Accounts

You may call Client Services during business hours to sell or exchange shares. You can exchange shares from a Fund to open an account in another Fund or to add to an existing account with an identical registration.

All Accounts (except IRAs, retirement plans, corporate, and certain institutional accounts)

You may call the automated system at any time to place a sell order.

All Accounts Including IRAs (except certain retirement plans, corporate, and certain institutional accounts)

You may exchange shares from a Fund to open an account in another Fund or to add to an existing account with identical registration.

Telephone conversations may be recorded or monitored for verification, recordkeeping, and quality-assurance purposes.

DODGE & COX FUNDS ■ PAGE 45

AUTOMATICALLY	The Funds offer ways to sell shares automatically. Call Client Services at 800-621-3979 or visit the Funds’ website at www.dodgeandcox.com and request or download the Account Options Form or IRA Distribution Request Form to establish this service. See Systematic Withdrawal Plan.

Redemption Payments May be Made by Check, Wire, or ACH

By Check Checks will be made payable to you and will be sent to your address of record. If the proceeds of the redemption are requested to be sent to other than the address of record or if the address of record has been changed within 30 days of the redemption request, the request must be in writing with your signature(s) Medallion guaranteed.

By Wire The Fund will wire redemption proceeds only to the bank account designated on the Account Application or in written instructions—with Medallion signature guarantee—received with the redemption order.

By ACH Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application. There is a $100 minimum per ACH transfer.

Medallion Signature Guarantees You will need to have your signature Medallion guaranteed in certain situations, such as:

■	Written requests to wire redemption proceeds (if not previously authorized on the Account Application);
■	Sending redemption proceeds to any person, address, or bank account not on record; and
■	Transferring redemption proceeds to a Dodge & Cox Fund account with a different registration (name/ownership) from yours.

A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in a Medallion program will not be accepted. A notary public cannot provide Medallion Signature Guarantees.

Redemptions-in-kind The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund’s NAV. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Funds have elected, however, to be governed by Rule 18f-1 under the Investment Company Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

IRAs Redemption requests for Traditional IRAs must include instructions regarding federal income tax withholding. Unless you have elected otherwise, your redemptions will be subject to income tax withholding. State withholding may also apply.

Important Information About Redemptions Under certain circumstances, Boston Financial Data Services may require additional documents, including stock powers with signatures Medallion guaranteed, trust instruments, death certificates, appointments as executor, and certificates of corporate authority. If certificates have been issued for any of the shares to be redeemed, such certificates must be delivered to Boston Financial Data Services. For any questions regarding documentation or signature requirements for trusts, estates, corporations, etc., please call Client Services (800-621-3979).

The redemption price will be the NAV which is next computed after receipt of a redemption request in good order (see Pricing of Shares) by Boston Financial Data Services or other authorized agent or sub-agent. The redemption price may be more or less than your cost, depending upon the market value of a Fund’s investments at the time of redemption.

PAGE 46 ■ DODGE & COX FUNDS

If, subsequent to placing a redemption order, market fluctuations cause the value of your account to fall below the requested redemption amount, your entire account will be redeemed.

Redemption payments are made as soon as practicable, generally within two business days, but under normal circumstances no later than the seventh day after the effective date for redemption, or within such shorter period as may legally be required. If shares are redeemed within two weeks of purchase, a Fund may delay payment of the redemption proceeds until your purchase check or ACH purchase has cleared, which may take up to 15 days. There is no such delay when shares being redeemed were purchased by wiring Federal funds. The Funds may suspend your redemption right or postpone payment at times when the NYSE is closed, trading on the NYSE is restricted, or under any emergency or other circumstances as determined by the SEC.

Exchanging Shares An exchange is treated as a redemption and a purchase; therefore, you may realize a taxable gain or loss. You should read the current prospectus of the Fund into which the exchange is being made.

There is a $1,000 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met. After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA) in order to remain open. The Funds reserve the right to terminate or materially modify the exchange privilege upon 60 days’ advance notice to shareholders.

Telephone and Internet Transactions By using telephone or internet purchase, redemption, and/or exchange options, you agree to hold the Funds, Dodge & Cox, Boston Financial Data Services, and each of their respective directors, trustees, officers, employees, and agents harmless from any losses, expenses, costs, or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to decline these options. By permitting telephone or internet redemptions for your account, you may be giving up a measure of security that you might have if you were to redeem your shares in writing. In addition, interruptions in service may mean that you will be unable to effect a redemption by telephone or internet when desired. For any questions regarding telephone or Internet transactions please call Client Services (800-621-3979). If a Fund does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the Fund may be liable for losses due to unauthorized or fraudulent instructions.

If you are unable to reach a Fund by telephone or via the internet because of technical difficulties, market conditions, or a natural disaster, you should make purchase, redemption, and exchange requests by regular or express mail. You may experience delays in exercising telephone redemption privileges, including during periods of abnormal market activity. During periods of volatile economic or market conditions, you may want to consider transmitting redemption orders by internet or overnight courier.

If an account has multiple owners, a Fund may rely on the instructions of any one account owner. You should note that purchase and sales orders will not be canceled or modified once received in good order.

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

You may purchase or sell Fund shares through a Financial Intermediary, which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Financial Intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Financial Intermediary may be the shareholder of record of your shares. The Funds, Dodge & Cox, Boston Financial Data Services, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any Financial Intermediary to carry out its obligations to its customers.

Payments to Financial Intermediaries Dodge & Cox, at its expense without additional cost to the Funds or their shareholders, may provide additional compensation to certain Financial Intermediaries with respect to certain Funds. These payments may be made, at the discretion of Dodge & Cox, to Financial Intermediaries for shareholder recordkeeping or other administrative services provided to

DODGE & COX FUNDS ■ PAGE 47

eligible defined contribution employee benefit plans holding the Funds. The level of payments made to a qualifying Financial Intermediary in any given year will equal approximately 0.10% of the market value of the Stock, Global Stock, International Stock, and Balanced Fund accounts serviced by the Financial Intermediary (0.08% of the market value of Income Fund accounts). A number of factors will be considered in determining whether compensation should be paid to a Financial Intermediary, including the qualifying Financial Intermediary’s willingness to enter into an Administrative Service Agreement (or equivalent), the recordkeeping, reporting, or other services to be provided, and the quality of the relationship with such Funds. Dodge & Cox makes these payments to help defray the costs incurred by qualifying Financial Intermediaries in connection with efforts to maintain employee benefit plan accounts for participants in a cost efficient manner; however, Dodge & Cox does not audit the Financial Intermediaries to verify the extent or nature of services provided. Dodge & Cox will, on a periodic basis, determine the advisability of continuing these payments. These payments may be more or less than the payments received by Financial Intermediaries with respect to other mutual funds and may influence your Financial Intermediary to make available a Fund over other mutual funds. You should ask your Financial Intermediary about these differing and divergent interests and how it is compensated for administering your Fund investment.

EXCESSIVE TRADING LIMITATIONS

The Funds are intended for long-term investment purposes and not for market timing or excessive short-term trading (excessive trading). The Funds’ Board of Trustees has approved policies and procedures designed to detect and deter excessive trading in the Funds.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, a Fund may consider that you have violated the excessive trading policy if it determines:

■	You sell or exchange shares within a short period of time after the shares were purchased;
■	You enter into a series of transactions that is indicative of an excessive trading pattern or strategy; or
■	The Fund reasonably believes that you have engaged in such practices in connection with other mutual funds.

Certain transactions are exempt from the excessive trading policy:

■	Shares purchased through reinvested distributions (dividends and capital gains);
■	Shares purchased through an automatic investment plan;
■	Shares sold through a systematic withdrawal plan;
■	Scheduled retirement plan contributions;
■	Required distributions from individual retirement accounts (IRA), pension or other retirement plans, and charitable organizations or endowments;
■	IRA transfers of assets, Roth IRA conversions, or IRA recharacterizations; and
■	Shares purchased through certain “fund of funds” and asset allocation programs.

Excessive trading may present risks to you or to a Fund in which you are a shareholder, including:

■	Negative impact on a Fund’s performance;
■	Dilution in the value of a Fund’s shares;
■	Interference with the efficient management of a Fund’s portfolio, such as the need to maintain undesirably large cash positions or to buy or sell securities it otherwise would not have bought or sold;
■	Losses on the sale of investments resulting from the need to sell securities at less favorable prices;
■	Increased taxable gains to a Fund’s remaining shareholders resulting from the need to sell securities to meet redemption requests; and
■	Increased brokerage and administrative costs.

These risks may be greater to the extent a Fund invests in non-U.S. securities, which are believed to be more susceptible to pricing inefficiencies and time zone arbitrage. Time zone arbitrage may occur because of time zone differences between the foreign markets on which the Funds’ non-U.S. portfolio securities trade and the time as of which the Funds’ NAV is calculated. For example, traders engaging in time zone arbitrage may seek to exploit changes in value of the Funds’ portfolio securities that result from events occurring after foreign market prices are established, but before calculation of the Funds’ NAV. Arbitrageurs who are successful may dilute the interests of other shareholders by trading shares at prices that do not

PAGE 48 ■ DODGE & COX FUNDS

fully reflect their fair value. The Funds have pricing and valuation procedures that are intended to reduce the potential for dilution and other adverse effects that can result from pricing inefficiencies. Although the Funds’ excessive trading policy and pricing and valuation procedures are designed to prevent time zone arbitrage, there can be no assurances that such policies and procedures will be completely effective. See Pricing of Shares.

Trade Activity Monitoring The Funds monitor selected trades on a daily basis. Trade activity monitoring may include:

■	Reviewing accounts where a purchase and sale occurs within a short period of time;
■	Reviewing transaction amount thresholds; and
■	Making comparisons against the Funds’ “known offenders” database which contains information about investors who have violated the excessive trading policy.

If the Funds determine that an investor has violated the excessive trading policy, the Funds will temporarily or permanently restrict the account from subsequent purchases (including purchases by exchange). In determining whether to take such actions, the Funds seek to act in a manner that is consistent with the best interests of Fund shareholders.

Whether or not the excessive trading policy has been violated, the Funds may determine from the amount, frequency, or pattern of purchases and redemptions that a shareholder is engaged in excessive trading that is or could be detrimental to a Fund and its shareholders and that trading restrictions are warranted. The Funds may consider the trading history of accounts under common ownership or control for the purpose of enforcing the excessive trading policy. If a Fund believes that the excessive trading may be for legitimate purposes, the Fund may permit the investor to justify the activity. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund.

The Funds or an authorized agent or sub-agent may reject any purchase order (including exchange purchases) by any investor or group of investors indefinitely, with or without prior notice to the investor, for any reason, including, in particular, purchases that they believe are attributable to excessive traders or are otherwise excessive or potentially disruptive to a Fund. Such purchase orders may be revoked or cancelled by a Fund on the next business day after receipt of the order.

The implementation of the Funds’ excessive trading policy involves judgments that are inherently subjective and involve some selectivity in their application. The Funds, however, seek to make judgments that are consistent with the interests of the Funds’ shareholders. No matter how the Funds define excessive trading, other purchases and sales of Fund shares may have adverse effects on the management of a Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying excessive trading and the volume of Fund shareholder transactions, there can be no guarantee that the Funds will be able to identify violations of the excessive trading policy or to reduce or eliminate all detrimental effects of excessive trading.

Financial Intermediaries In general, it is the Funds’ expectation that each Financial Intermediary will enforce either the Funds’ or its own excessive trading policy. As a general matter, the Funds do not directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by Financial Intermediaries. Although the Funds have entered into information sharing agreements with Financial Intermediaries, which give the Funds the ability to request information regarding the trading activity of beneficial owners and to prohibit further purchases by beneficial owners who violate the Funds’ excessive trading policy, the ability of the Funds to monitor, detect, and curtail excessive trading through Financial Intermediaries’ accounts may be limited, and there is no guarantee that the Funds will be able to identify shareholders who may have violated the Funds’ excessive trading policy. Depending on the portion of Fund shares held through such Financial Intermediaries, excessive trading through Financial Intermediaries could adversely affect Fund shareholders. Fund shareholders who invest through Financial Intermediaries should contact the Financial Intermediary regarding its excessive trading policies, which may impose different standards and consequences for excessive trading.

DODGE & COX FUNDS ■ PAGE 49

OTHER TRANSACTION INFORMATION

Change in Account Registration and Transfer of Shares Changes in account registrations, such as changing the name(s) on your account or transferring shares to another person or legal entity, must be submitted in writing and may require a Medallion signature guarantee. If, subsequent to making a transfer request, market fluctuations cause the value of your account to fall below the requested transfer amount, your entire account will be transferred. Please call Client Services at 800-621-3979 or visit the Funds’ website at www.dodgeandcox.com and request or download the Change of Registration Form, the Gift of Shares Form, or the Inheritance Form to effect this change.

ESCHEATMENT OF ABANDONED PROPERTY

The following information provides a general summary of U.S. states’ unclaimed or abandoned property laws. A Fund may be required to escheat (transfer to the state) your assets if they are deemed abandoned under a state’s unclaimed or abandoned property law.

Abandoned Property State unclaimed or abandoned property laws generally apply to both:

■	Unclaimed securities, including shares in the Fund; and
■	Uncashed dividends or other distributions from the Fund.

In the event that uncashed dividends or other distributions are deemed abandoned, the amounts of such dividends or distributions will be required to be reported and remitted to the applicable state. The state is required to hold such amounts until reclaimed by the owner, but will generally not pay interest on any amounts that are reclaimed.

In the event that your shares in a Fund are deemed abandoned, the Fund will be required to escheat or deliver the shares to the applicable state. The state is then typically permitted to sell or liquidate the shares at the prevailing market price. In the event that you seek to reclaim the escheated shares after they have been liquidated, you will generally be able to recover only the amount received by the state when it sold the shares, and not any appreciation that may otherwise have been realized had the shares not been liquidated. The escheat of shares to the state may also result in tax penalties to you if the shares were held in a tax-deferred account such as an IRA. You should consult your tax adviser for advice about the particular tax consequences associated with the escheatment of your shares.

The rules for determining when a security or security distribution is required to be reported and delivered to the state vary considerably by state and may depend on the type of account in which the security is held. Some states require escheat if you have had no contact with the Fund within a specified time period (generally, three or five years). Other states require escheat only if mailings sent to you are returned as undeliverable by the United States Postal Service. Other states may have different rules.

Please check your state’s unclaimed or abandoned property department website for specific information.

Reinvestment of Uncashed Checks If a dividend, capital gains, or redemption check remains uncashed for at least six months, the Fund reserves the right to reinvest the amount of the check into your account at the NAV calculated as of the day of reinvestment. The Fund may also reinvest all subsequent dividend and capital gain distributions in shares of the Fund. Interest will not accrue on amounts represented by uncashed checks. The reinvestment of dividends or other distributions to your account will not necessarily prevent such amounts or your shares of the Fund from being escheated to the state.

Escheatment Prevention In order to prevent your assets from being deemed abandoned and escheated to a state, we recommend that you maintain contact with the Fund in a manner that demonstrates activity under the relevant state’s laws. For example, accessing your account through the Funds’ secure website at www.dodgeandcox.com on at least an annual basis could prevent your account from being deemed abandoned. In some states, calling into Client Services at 800-621-3979 and going through the automated security verification process or speaking to a Client Service representative may satisfy the activity requirements. Additionally, please notify us of any name and address changes immediately and cash dividend and redemption checks from your account(s) promptly.

PAGE 50 ■ DODGE & COX FUNDS

PRICING OF SHARES

The share price (net asset value per share or NAV) for a Fund is calculated as of the close of trading on the NYSE (generally 4 p.m. ET) each day the NYSE is open for business. The NAV is calculated by dividing Fund net assets (i.e. total assets minus total liabilities) by the number of shares outstanding. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date.

If a Fund, or its authorized agent or sub-agent, receives your request in good order by the close of trading on the NYSE (generally 4 p.m. ET), your transactions will be priced at that day’s NAV. If your request is received after the NYSE close, it will be priced at the next business day’s NAV.

A Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET.

Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Funds do not calculate their NAVs. This could cause the value of a Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares.

For purposes of calculating the NAV, portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Debt securities and non-exchange traded derivatives are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Funds’ Board of Trustees. A Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will materially change in response to the event and a reasonable basis for quantifying a resulting change in value. Because trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in securities indices, specific security prices, and exchange rates in foreign markets. Fair value pricing is intended to reduce potential dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of “stale” prices, pricing inefficiencies, or otherwise inaccurate prices.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s present value. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that a Fund could obtain for a security if it were to dispose of that security at the time of pricing.

INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Income dividends and capital gain distributions are reinvested in additional Fund shares in your account unless you select another option on your Account Application. The advantage of reinvesting arises from

DODGE & COX FUNDS ■ PAGE 51

compounding; that is, you receive income dividends and capital gain distributions on an increasing number of shares. Income dividends and capital gains distributions not reinvested are paid by check or transmitted to your bank account electronically using the ACH network.

Important tax note: A Fund’s income dividends and capital gains distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal and state income tax.

Income Dividends Dodge & Cox Stock, Balanced, Income, and Global Bond Funds declare and pay net investment income dividends (if any) quarterly in March, June, September, and December. Dodge & Cox Global Stock Fund and International Stock Fund declare and pay dividends (if any) annually in December.

Capital Gain Distributions A capital gain or loss is the difference between the purchase and sale price of a security. If a Fund has net capital gains for the period January through October, those gains are usually declared and paid in December. If a Fund has additional net capital gains for the period November through December, those additional gains are usually declared and paid in March (for the Stock, Balanced, Income, and Global Bond Funds) or December (for the International Stock and Global Stock Funds) of the following year.

Buying a Distribution: Unless you are investing through a tax-deferred retirement account (such as an IRA or 401(k) plan), it may not be to your advantage to buy shares of a Fund shortly before the Fund makes a distribution. This is known as “buying a distribution.” Buying a distribution can cost you money in taxes as you will receive, in the form of a taxable distribution, a portion of the money you just invested. To avoid buying a distribution, check the Fund’s distribution schedule (which can be found at www.dodgeandcox.com or by calling 800-621-3979) before you invest.

In February, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you during the previous year. This information will also be reported to the IRS.

FEDERAL INCOME TAXES

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should consult your own tax adviser for advice about the particular federal, state, and local or foreign tax consequences to you of investing in a Fund.

Taxes and Income Dividends and Capital Gains Distributions Each Fund will distribute substantially all of its income and capital gains to its shareholders every year.

In general, if your Fund shares are held in a taxable account, you will be taxed on dividends you receive from a Fund, regardless of whether they are paid to you in cash or reinvested in additional Fund shares. If a Fund declares a dividend in October, November, or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

Under current law, a portion of the income dividends paid to you by a Fund may be qualified dividends subject to a maximum tax rate of either 15% or 20%, depending on whether your income exceeds certain threshold amounts. In general, income dividends from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions are currently generally taxed at a maximum rate of either 15% or 20%, depending on whether your income exceeds certain threshold amounts.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed

PAGE 52 ■ DODGE & COX FUNDS

from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

Each Fund you invest in will send you a tax report each year. The report will tell you which dividends must be treated as taxable ordinary income, qualified dividends, or long-term capital gains.

Part of Dodge & Cox Stock, Global Stock, International Stock, and Balanced Funds’ income dividends may be eligible for the 70% deduction for dividends received by corporations. Foreign taxes paid by Dodge & Cox Global Stock Fund, International Stock Fund, or Global Bond Fund on its investments may, subject to certain limitations, be passed through to you as a foreign tax credit, assuming the Fund satisfies certain requirements. State taxation of distributions to shareholders varies from state to state.

As with all mutual funds, a Fund may be required to withhold U.S. federal income (currently at a rate of 28%) on all taxable distributions payable to you if you fail to provide a Fund with your correct taxpayer identification number or to make required certifications, or if you or a Fund have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Cost Basis and Taxes on Sales (Redemptions) and Exchanges If your shares are held in a taxable account, you will generally have a taxable capital gain or loss if you sell your Fund shares or exchange them for shares of a different Fund. The amount of the gain or loss and the rate of tax will depend primarily upon how much you paid for the shares (your “cost basis”), how much you sold them for, and how long you held them.

Your total cost basis is generally the original amount paid for Fund shares, plus the value of reinvested dividends and capital gains distributions. If you acquire Fund shares on or after January 1, 2012, generally referred to as “covered shares,” and subsequently sell or exchange those shares, the Fund is required to report cost basis information to you and to the IRS. Unless you specify an alternate cost basis method, the Funds will default to the average cost method when calculating cost basis. If you hold Fund shares in an account held by a broker/dealer, financial institution, or investment adviser, that firm may select a different default method. In those cases, please contact the firm holding your account to obtain information with respect to the cost basis calculation methods available for your account.

Additional information about cost basis reporting is available at dodgeandcox.com/costbasis.

FUND ORGANIZATION AND MANAGEMENT

Fund Organization Dodge & Cox Funds, a Delaware statutory trust, is a family of six no-load mutual funds. Dodge & Cox Balanced Fund was established in 1931; Dodge & Cox Stock Fund in 1965; Dodge & Cox Income Fund in 1989; Dodge & Cox International Stock Fund in 2001; Dodge & Cox Global Stock Fund in 2008; and Dodge & Cox Global Bond Fund in 2014.

Investment Manager Dodge & Cox, a California corporation, has served as investment manager to the Funds and their predecessors since inception. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. Dodge & Cox is located at 555 California Street, 40th Floor, San Francisco, California 94104.

Dodge & Cox’s activities are devoted to investment research and the supervision of investment accounts for individuals and institutions. Dodge & Cox Stock Fund, Dodge & Cox Balanced Fund, and Dodge & Cox Global Bond Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund. Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.60% of the average daily net asset value of the Fund. Dodge & Cox Income Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund up to $100 million and 0.40% of the average daily net asset value of the Fund in excess of $100 million.

A discussion regarding the basis for the Board of Trustees approving the Funds’ Investment Management Agreements is available in each Fund’s Annual Report, which covers the 12-month period ending December 31 each year.

DODGE & COX FUNDS ■ PAGE 53

Wholly-owned Subsidiaries The Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund may invest in the Dodge & Cox Global Stock Fund Cayman, Ltd. and Dodge & Cox International Stock Fund Cayman, Ltd., respectively, each of which is a wholly-owned subsidiary of the respective Fund organized under the laws of the Cayman Islands (each a “Subsidiary”). The Dodge & Cox Global Bond Fund may also establish a similar wholly-owned subsidiary if deemed advisable by Dodge & Cox. Each Fund may invest in its Subsidiary to gain exposure to non-U.S. registered securities. Each Subsidiary has entered into a separate

Investment Management Agreement with Dodge & Cox for the management and administration of the Subsidiary’s portfolio. Dodge & Cox is not compensated by a Subsidiary for the services it provides to the Subsidiary. As described above, Dodge & Cox receives a management fee from each Fund based on the average daily net assets of the Fund, which includes any amounts invested in a Subsidiary. The Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund will each bear the operating expenses of the relevant Subsidiary.

INVESTMENT COMMITTEES

INVESTMENT POLICY COMMITTEE

The Dodge & Cox Stock Fund’s investments and the stock portion of the Dodge & Cox Balanced Fund are managed by Dodge & Cox’s Investment Policy Committee (IPC), and in general no one IPC member is primarily responsible for making investment recommendations for the Stock and Balanced Funds. IPC is also responsible for determining the asset allocation of the Dodge & Cox Balanced Fund. IPC consists of the following nine members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
John A. Gunn	Senior Vice President	Chairman Emeritus (2011-2013), Chairman (2007-2011), Chief Executive Officer (2007-2010), and Director (until 2013) of Dodge & Cox; Portfolio Manager, and member of IPC, GSIPC (until 2014), and IIPC	42
Charles F. Pohl	Chairman and Trustee	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer, Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and FIIPC	30
C. Bryan Cameron	Vice President	Senior Vice President (since 2011) and Vice President (until 2011) of Dodge & Cox; Director of Research, Portfolio Manager, Investment Analyst, and member of IPC and IIPC	31
Diana S. Strandberg	Senior Vice President	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and GBIPC (since 2014)	26
David C. Hoeft	Vice President	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Associate Director of Research (since 2009), Portfolio Manager, Investment Analyst, and member of IPC	21
Gregory R. Serrurier	Vice President	Senior Vice President (since 2011) and Vice President (until 2011) of Dodge & Cox; Portfolio Manager and member of IPC and IIPC	30
Wendell W. Birkhofer	Vice President	Vice President of Dodge & Cox; Portfolio Manager and member of IPC	27
Steven C. Voorhis	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of IPC and GSIPC	18
Philippe Barret, Jr.	Vice President	Vice President (since 2009) of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of IPC (since 2013)	10

PAGE 54 ■ DODGE & COX FUNDS

GLOBAL STOCK INVESTMENT POLICY COMMITTEE

The Dodge & Cox Global Stock Fund’s investments are managed by Dodge & Cox’s Global Stock Investment Policy Committee (GSIPC), and in general no one GSIPC member is primarily responsible for making investment recommendations for the Fund. GSIPC consists of the following seven members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
Charles F. Pohl	Chairman and Trustee	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer, Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and FIIPC	30
Diana S. Strandberg	Senior Vice President	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and GBIPC (since 2014)	26
Steven C. Voorhis	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of IPC and GSIPC	18
Karol Marcin	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of GSIPC	14
Lily S. Beischer	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of GSIPC	13
Roger G. Kuo	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of IIPC and GSIPC (since 2010)	16
Raymond J. Mertens	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of GSIPC (since 2014)	11

DODGE & COX FUNDS ■ PAGE 55

INTERNATIONAL INVESTMENT POLICY COMMITTEE

The Dodge & Cox International Stock Fund’s investments are managed by Dodge & Cox’s International Investment Policy Committee (IIPC), and in general no one IIPC member is primarily responsible for making investment recommendations for the Fund. IIPC consists of the following nine members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
John A. Gunn	Senior Vice President	Chairman Emeritus (2011-2013), Chairman (2007-2011), Chief Executive Officer (2007-2010), and Director (until May 2013) of Dodge & Cox; Portfolio Manager and member of IPC, GSIPC (until 2014), and IIPC	42
Charles F. Pohl	Chairman and Trustee	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer, Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and FIIPC	30
Diana S. Strandberg	Senior Vice President	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and GBIPC (since 2014)	26
C. Bryan Cameron	Vice President	Senior Vice President (since 2011) and Vice President (until 2011) of Dodge & Cox; Director of Research, Portfolio Manager, Investment Analyst, and member of IPC and IIPC	31
Gregory R. Serrurier	Vice President	Senior Vice President (since 2011) and Vice President (until 2011) of Dodge & Cox; Portfolio Manager and member of IPC and IIPC	30
Mario C. DiPrisco	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of IIPC	16
Roger G. Kuo	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of IIPC and GSIPC (since 2010)	16
Keiko Horkan	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of IIPC	14
Richard T. Callister	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of IIPC (since 2012)	12

PAGE 56 ■ DODGE & COX FUNDS

FIXED INCOME INVESTMENT POLICY COMMITTEE

The Dodge & Cox Income Fund’s investments and the debt portion of the Dodge & Cox Balanced Fund are managed by Dodge & Cox’s Fixed Income Investment Policy Committee (FIIPC), and in general no one FIIPC member is primarily responsible for making investment recommendations for the Balanced and Income Funds. FIIPC consists of the following nine members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
Dana M. Emery	President and Trustee	Chief Executive Officer (since 2013), President (since 2013), Co-President (2011-2013), Executive Vice President (until 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of FIIPC and GBIPC (since 2014)	31
Charles F. Pohl	Chairman and Trustee	Chairman (since 2013), Co-President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer, Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and FIIPC	30
Thomas S. Dugan	Vice President	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Associate Director of Fixed Income (since 2009), Portfolio Manager, Investment Analyst, and member of FIIPC and GBIPC (since 2014)	20
Kent E. Radspinner	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of FIIPC	18
Larissa K. Roesch	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of FIIPC	17
James H. Dignan	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of FIIPC and GBIPC (since 2014)	15
Anthony J. Brekke	Vice President	Vice President (since 2008) of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of FIIPC	11
Adam S. Rubinson	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of FIIPC (since 2010) and GBIPC (since 2014)	12
Lucinda I. Johns	Vice President	Vice President (since 2009) of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of FIIPC (since 2012) and GBIPC (since 2014)	12

DODGE & COX FUNDS ■ PAGE 57

GLOBAL BOND INVESTMENT POLICY COMMITTEE

The Dodge & Cox Global Bond Fund’s investments are managed by Dodge & Cox’s Global Bond Investment Policy Committee (GBIPC), and in general no one GBIPC member is primarily responsible for making investment recommendations for the Fund. The GBIPC consists of the following six members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
Dana M. Emery	President and Trustee	Chief Executive Officer (since 2013), President (since 2013), Co-President (2011-2013), Executive Vice President (until 2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager, and member of FIIPC and GBIPC (since 2014)	*/31
Diana S. Strandberg	Senior Vice President

Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and GIBPC (since 2014)

*/26
Thomas S. Dugan	Vice President	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Associate Director of Fixed Income (since 2009), Portfolio Manager, Investment Analyst, and member of FIIPC and GBIPC (since 2014)	*/20
James H. Dignan	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of FIIPC and GBIPC (since 2014)	*/15
Adam S. Rubinson	Vice President	Vice President of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of FIIPC (since 2010) and GBIPC (since 2014)	*/12
Lucinda I. Johns	Vice President	Vice President (since 2009) of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of FIIPC (since 2012) and GBIPC (since 2014)	*/12

*	Effective May 1, 2014.

The SAI provides additional information about the Dodge & Cox investment committee members’ compensation, other accounts managed by the members, and the members’ ownership of securities in the Funds.

PAGE 58 ■ DODGE & COX FUNDS

Code of Ethics Dodge & Cox has adopted a Code of Ethics that restricts personal investing practices by its employees. Employees with access to information (access persons) about the purchase or sale of securities in a Fund’s portfolio may engage in personal securities transactions, including securities purchased or held by the Funds. However, the Code of Ethics requires, among other provisions, that access persons obtain approval before executing certain personal trades. The Code of Ethics is designed to place the interests of the Funds’ shareholders before the interests of the people who manage the Funds. The Code of Ethics is on file with the SEC.

PORTFOLIO TRANSACTIONS

Dodge & Cox’s objective in selecting broker-dealers to effect portfolio transactions in securities is to seek best execution. In deciding what constitutes best execution, the determinative factor is not simply quantitative, i.e., the lowest possible transaction cost, but also whether the transaction represents the best qualitative execution. Dodge & Cox considers and weighs many factors it believes relevant to seeking best execution. Consequently, although Dodge & Cox generally seeks competitive commission rates, it will not necessarily select a broker-dealer based on the lowest commission charged in a given transaction. Dodge & Cox may also select a broker-dealer in recognition of research and/or brokerage services provided or expected to be provided for the benefit of a Fund and/or accounts over which Dodge & Cox exercises investment and brokerage discretion.

EXPENSES

In addition to Dodge & Cox’s management fee, each Fund pays other direct expenses, including custody and accounting, transfer agent, insurance, audit and tax services, preparing and printing prospectuses and reports sent to shareholders, registration, proxy and shareholder meetings (if any), membership dues for trade associations, legal services including Independent Legal Counsel to the Independent Trustees of the Funds, and trustees fees. In 2013, the ratios of total operating expenses to average net assets of Dodge & Cox Stock Fund, Global Stock Fund, International Stock Fund, Balanced Fund, and Income Fund, were 0.52%, 0.65%, 0.64%, 0.53%, and 0.43%, respectively. For the fiscal periods ending December 31, 2014 and 2015, Dodge & Cox has contractually agreed to reimburse the Dodge & Cox Global Bond Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets at 0.60%. The agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party. Dodge & Cox furnishes personnel and other facilities necessary for the operation of the Funds for which it receives no additional compensation.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, P.O. Box 8422, Boston, MA 02266-8422 (800-621-3979), and its global custody network act as custodian of all cash and securities of the Funds and receives and disburses cash and securities for the account of the Funds. Boston Financial Data Services, P.O. Box 8422, Boston, MA 02266-8422 (800-621-3979), acts as transfer and dividend disbursing agent for the Funds.

DODGE & COX FUNDS ■ PAGE 59

INVESTMENT INFORMATION AND SHAREHOLDER SERVICES

STATEMENTS AND REPORTS	As a shareholder of the Fund you will receive the following statements and reports:
Confirmation Statement	Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction, except purchases through the Automatic Investment Plan and dividend and capital gain distributions, which will be confirmed only on your account statement.
Account Statement	Mailed quarterly; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year. You should contact Client Services immediately regarding any errors or discrepancies on the statement confirming your transaction(s). The statement will be deemed correct if we do not hear from you within 90 days.
Fund Financial Reports	Mailed in February and August.
Tax Statements	Generally mailed by mid-February; reports previous year’s dividend distributions, proceeds from the sale of shares, and distributions from IRAs.

The Funds offer you the following services: (call Client Services at 800-621-3979, write, or visit the Funds’ website at www.dodgeandcox.com for forms and additional information.)

Electronic Delivery of Reports and Prospectus Your Fund reports and the Funds’ prospectus can be delivered to you electronically, if you prefer. If you are a registered user of www.dodgeandcox.com, you can consent to the electronic delivery of Fund reports by logging on and changing your preferences. You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.

Web Access Information on the Funds is available at www.dodgeandcox.com.

On the site you can:

■	Open a new account;
■	View your account balances and recent transactions;
■	View or download your account statements, confirmation statements, and tax forms;
■	Purchase, redeem, and exchange Fund shares;
■	Learn more about Dodge & Cox’s approach to investing;
■	Review the objectives, strategies, characteristics, and risks of the Funds;
■	Review the Funds’ daily NAVs and performance;
■	Download or order the Funds’ prospectus and Account Applications, shareholder reports, IRA information, and other forms; and
■	Sign up for electronic delivery of the Funds’ prospectus, shareholder reports, proxy materials, account statements, and tax forms.

Telephone Services The Funds provide toll-free access (800-621-3979) to Fund and account information 24 hours a day, 7 days a week. The system provides total returns, share prices, and price changes for the Funds and gives you account balances and history (e.g., last transaction, latest dividend distribution). For certain account types, you can purchase, redeem, and exchange Fund shares.

Automatic Investment Plan You may make regular monthly, quarterly, semi-annual, or annual investments of $100 or more through automatic deductions from your bank account.

Systematic Withdrawal Plan If you own $10,000 or more of a Fund’s shares, you may receive regular monthly, quarterly, semi-annual, or annual payments of $50 or more. Shares will be redeemed automatically at NAV to make the withdrawal payments.

Individual Retirement Account (IRA) If you have earned income or are entitled to certain distributions from eligible retirement plans, you may make or authorize contributions to your own Individual Retirement Account. The Funds have traditional IRA and Roth IRA Plans available for shareholders of the Funds.

PAGE 60 ■ DODGE & COX FUNDS

Important Note: The services described may not be available through some retirement plans or accounts held by Financial Intermediaries. If you are investing in such a manner, you should contact your plan administrator/trustee or Financial Intermediaries about what services are available and with questions about your account.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (before taxes, and assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report, which is available upon request and on the Funds’ web site at www.dodgeandcox.com.

DODGE & COX STOCK FUND	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$121.90	$101.64	$107.76	$96.14	$74.37
Income from investment operations:
Net investment income	2.11	1.98	1.76	1.23	1.15
Net realized and unrealized gain (loss)	46.97	20.26	(6.13)	11.62	21.82

Total from investment operations	49.08	22.24	(4.37)	12.85	22.97

Distributions to shareholders from:
Net investment income	(2.11)	(1.98)	(1.75)	(1.23)	(1.20)
Net realized gain	—	—	—	—	—

Total distributions	(2.11)	(1.98)	(1.75)	(1.23)	(1.20)

Net asset value, end of year	$168.87	$121.90	$101.64	$107.76	$96.14

Total return	40.55%	22.01%	(4.08)%	13.48%	31.27%
Ratios/supplemental data:
Net assets, end of year (millions)	$54,848	$39,841	$36,562	$43,038	$39,991
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.45%	1.72%	1.62%	1.25%	1.42%
Portfolio turnover rate	15%	11%	16%	12%	18%

DODGE & COX FUNDS ■ PAGE 61

DODGE & COX GLOBAL STOCK FUND	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$8.99	$7.68	$8.90	$7.91	$5.34
Income from investment operations:
Net investment income	0.16	0.15	0.16	0.08	0.06
Net realized and unrealized gain (loss)	2.81	1.48	(1.18)	0.99	2.57

Total from investment operations	2.97	1.63	(1.02)	1.07	2.63

Distributions to shareholders from:
Net investment income	(0.16)	(0.15)	(0.15)	(0.08)	(0.06)
Net realized gain	(0.32)	(0.17)	(0.05)	—	—

Total distributions	(0.48)	(0.32)	(0.20)	(0.08)	(0.06)

Net asset value, end of year	$11.48	$8.99	$7.68	$8.90	$7.91

Total return	33.17%	21.11%	(11.39)%	13.51%	49.18%
Ratios/supplemental data:
Net assets, end of year (millions)	$3,924	$2,695	$1,875	$1,817	$914
Ratio of expenses to average net assets	0.65%	0.65%	0.66%	0.69%	0.74%
Ratio of net investment income to average net assets	1.58%	1.93%	1.94%	1.19%	1.09%
Portfolio turnover rate	24%	12%	19%	14%	20%

DODGE & COX INTERNATIONAL STOCK FUND	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$34.64	$29.24	$35.71	$31.85	$21.90
Income from investment operations:
Net investment income	0.70	0.76	0.78	0.51	0.41
Net realized and unrealized gain (loss)	8.40	5.39	(6.49)	3.85	9.98

Total from investment operations	9.10	6.15	(5.71)	4.36	10.39

Distributions to shareholders from:
Net investment income	(0.70)	(0.75)	(0.76)	(0.50)	(0.44)
Net realized gain	—	—	—	—	—

Total distributions	(0.70)	(0.75)	(0.76)	(0.50)	(0.44)

Net asset value, end of year	$43.04	$34.64	$29.24	$35.71	$31.85

Total return	26.31%	21.03%	(15.97)%	13.69%	47.46%
Ratios/supplemental data:
Net assets, end of year (millions)	$53,616	$40,556	$35,924	$43,406	$36,748
Ratio of expenses to average net assets	0.64%	0.64%	0.64%	0.65%	0.65%
Ratio of net investment income to average net assets	1.85%	2.31%	2.23%	1.58%	1.58%
Portfolio turnover rate	13%	10%	16%	15%	21%

PAGE 62 ■ DODGE & COX FUNDS

DODGE & COX BALANCED FUND	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$78.06	$67.45	$70.22	$64.03	$51.26
Income from investment operations:
Net investment income	1.66	1.65	1.62	1.41	1.46
Net realized and unrealized gain (loss)	20.30	10.62	(2.77)	6.30	12.82

Total from investment operations	21.96	12.27	(1.15)	7.71	14.28

Distributions to shareholders from:
Net investment income	(1.65)	(1.66)	(1.62)	(1.52)	(1.51)
Net realized gain	(0.07)	—	—	—	—

Total distributions	(1.72)	(1.66)	(1.62)	(1.52)	(1.51)

Net asset value, end of year	$98.30	$78.06	$67.45	$70.22	$64.03

Total return	28.37%	18.32%	(1.66)%	12.23%	28.37%
Ratios/supplemental data:
Net assets, end of year (millions)	$14,404	$12,217	$12,220	$14,849	$15,448
Ratio of expenses to average net assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	1.85%	2.21%	2.26%	2.13%	2.61%
Portfolio turnover rate	25%	16%	19%	12%	19%

DODGE & COX INCOME FUND	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.86	$13.30	$13.23	$12.96	$11.79
Income from investment operations:
Net investment income	0.42	0.48	0.55	0.57	0.65
Net realized and unrealized gain (loss)	(0.33)	0.56	0.07	0.35	1.20

Total from investment operations	0.09	1.04	0.62	0.92	1.85

Distributions to shareholders from:
Net investment income	(0.42)	(0.48)	(0.55)	(0.65)	(0.68)
Net realized gain	—	—	—	—	—

Total distributions	(0.42)	(0.48)	(0.55)	(0.65)	(0.68)

Net asset value, end of year	$13.53	$13.86	$13.30	$13.23	$12.96

Total return	0.64%	7.94%	4.76%	7.17%	16.05%
Ratios/supplemental data:
Net assets, end of year (millions)	$24,654	$26,539	$24,051	$22,381	$19,254
Ratio of expenses to average net assets	0.43%	0.43%	0.43%	0.43%	0.43%
Ratio of net investment income to average net assets	3.00%	3.52%	4.12%	4.26%	5.29%
Portfolio turnover rate	38%	26%	27%	28%	20%

DODGE & COX FUNDS ■ PAGE 63

TRUSTEES

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary of Pixar Studios

Robert B. Morris III, Trustee

Former Partner and Managing Director of Global Research at Goldman Sachs & Co.

Gary Roughead, Trustee

Annenberg Distinguished Visting Fellow, Hoover Institution

Mark E. Smith, Trustee

Former Executive Vice President, Managing Director - Fixed Income at Loomis Sayles & Company, L.P.

John B. Taylor, Trustee

Professor of Economics, Stanford University, Senior Fellow, Hoover Institution and former Under Secretary for International Affairs, United States Treasury

PAGE 64 ■ DODGE & COX FUNDS

NOTES

DODGE & COX FUNDS ■ PAGE 65

DODGE & COX FUNDS®

FOR MORE INFORMATION

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODE OF ETHICS

The SAI provides more detailed information about the Funds and is incorporated by reference into (and thus is legally a part of) this prospectus. The Code of Ethics describes the personal investing policies adopted by the Funds and Dodge & Cox.

You can get free copies of reports and the SAI, request other information, and discuss your questions about the Funds by contacting the Funds at:

Dodge & Cox Funds

c/o Boston Financial Data Services

P.O. Box 8422

Boston, MA 02266-8422

Telephone: 800-621-3979

Internet: www.dodgeandcox.com

The Funds’ reports, SAI and Code of Ethics are available at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC (202-551-8090) or on the EDGAR database on the SEC’s website www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Funds’ Investment Company Act file no. 811-173

Dodge & Cox Stock Fund (DODGX)

Dodge & Cox Global Stock Fund (DODWX)

Dodge & Cox International Stock Fund (DODFX)

Dodge & Cox Balanced Fund (DODBX)

Dodge & Cox Income Fund (DODIX)

Dodge & Cox Global Bond Fund (DODLX)

c/o Boston Financial Data Services Inc.

P.O. Box 8422

Boston, MA 02266-8422

800-621-3979

www.dodgeandcox.com

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2014

This Statement of Additional Information (SAI) pertains to the Dodge & Cox Funds (the Trust), a family of six no-load mutual funds: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund (each a Fund and, collectively, the Funds). Each Fund is a series of the Trust.

This SAI is not the Funds’ Prospectus, but provides additional information which should be read in conjunction with the Prospectus dated May 1, 2014, which is incorporated by reference into this SAI. The Funds’ Prospectus and most recent Annual Report may be obtained from the Funds at no charge by writing, visiting our website, or contacting the Funds at the address, website, or telephone number shown above. This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectus.

CLASSIFICATION, INVESTMENT RESTRICTIONS, AND RISKS

CLASSIFICATION

The Funds are open-end management investment companies. The Investment Company Act of 1940, as amended (1940 Act), classifies investment companies as either diversified or nondiversified. The Dodge & Cox Global Bond Fund is a non-diversified series of the Trust, and each of the other Funds is a diversified series of the Trust.

INVESTMENT RESTRICTIONS

Each Fund has adopted fundamental and non-fundamental restrictions. The following fundamental restrictions cannot be changed without the approval of the holders of a majority of a Fund’s outstanding shares. The 1940 Act defines a majority as the lesser of (1) 67% or more of the voting shares present at a meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (2) more than 50% of the outstanding voting shares of a Fund. As applicable, each Fund may not:

1.	Underwrite securities of other issuers, except as permitted under, or to the extent not prohibited by, the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations and rules thereunder as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

2.	Invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or Government Sponsored Enterprises (GSE) (or repurchase agreements with respect thereto).

3.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although a Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest or deal in real estate or interests therein.

4.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, each as may be amended from time to time, from purchasing, selling or entering into financial derivative or commodity contracts (such as futures contracts or options on futures contracts, or transactions related to currencies), subject to compliance with any applicable provisions of the federal securities or commodities laws.

5.	Borrow money or issue senior securities except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

6.	Make loans to other persons, except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Each Fund, other than the Dodge & Cox Global Bond Fund, may not:

7.	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The following non-fundamental restriction may be changed by the Board of Trustees without shareholder approval. Each Fund may not:

1.	Purchase any security if as a result a Fund would then have more than 15% of its net assets invested in securities that are illiquid, including repurchase agreements not maturing in seven days or less and securities restricted as to disposition under federal securities laws.

The percentage limitations included in the investment restrictions and elsewhere in this SAI and the Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. Industry classifications for the Funds are based on classifications maintained and developed by third parties. Application of these standards may involve the exercise of discretion by Dodge & Cox. Dodge & Cox reserves the right to change industry classifications or to apply a different recognized standard as it deems appropriate and without seeking shareholder approval.

CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES

As applicable, each Fund’s share price will fluctuate with market, economic, and foreign exchange conditions, and your investment may be worth more or less when redeemed than when purchased. The Funds should not be relied upon as a complete investment program, nor used to play short-term swings in the equity, debt, or foreign exchange markets. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers (and, as a result, a Fund’s investments) in a different country or region. The Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund have increased exposure to risks of international investing because of their higher levels of investments in securities of non-U.S. issuers. See the discussion below under “Foreign Securities.”

In seeking to meet its investment objective(s), each Fund will invest in securities or instruments whose investment characteristics are consistent with the Fund’s investment program, but there is no assurance or guarantee that a Fund will achieve its objective(s). The following further describes the principal types of portfolio securities and investment management practices of the Funds.

Equity Securities

Equity securities include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, and other securities that represent ownership in a company or the right to acquire ownership of a company. The more common types of equity securities in which the Funds may invest are discussed below.

Common Stocks (Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Balanced Fund)

Stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Depositary receipts—discussed at length below—generally represent ownership of common stock of a foreign company.

Hybrid Securities

Each Fund may invest in hybrid securities, which generally combine both debt and equity characteristics. Types of hybrid securities include, without limitation, preferred stock, convertible securities, warrants, and capital securities. Typically, preferred stock has a specified dividend and ranks after an issuer’s debt obligations but before common stocks in its claim on income for dividend payments and on assets should the company become subject to reorganization or liquidation. Preferred stock may be perpetual (i.e., have no maturity date) or have a long-dated maturity.

The Funds may also invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stock dividend rates but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree.

Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years). They can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them. Other types of securities that are or may become available, are similar to warrants, and the Funds may invest in these securities. Capital securities are offered at a par value and generally pay a fixed rate on a periodic basis, combining the features of corporate bonds and preferred stock.

Hybrid securities are subject to many of the same risks that apply to equity and debt securities but also have unique risk characteristics depending on the type of hybrid security. Hybrid securities are typically subordinated debt or equity securities that include features such as deferrable and non-cumulative coupon payments, a long-dated maturity (or absence of maturity) and may include loss absorption provisions. This is particularly true in the financials sector. For example, a hybrid security may have a provision where the liquidation value of the security may be reduced in whole or in part upon a regulatory action or a reduction in the issuer’s capital levels to below a specified threshold. This may occur, for example, in the event that business losses have eroded the issuer’s capital base to a substantial extent. The downward adjustment to liquidation value may occur automatically without the need for a bankruptcy proceeding. Another example is contingent convertible instruments (“CoCo-Bonds”), which convert automatically into equity at a specified price upon the occurrence of a specified trigger event. Depending on the trigger event, these subordinated obligations are either converted into shares or sustain a partial or total loss in principal value.

Foreign Securities

The Funds may invest in the securities of companies that are organized in, based in, and/or have their primary listing on non-U.S. markets. You should consider carefully the substantial risks involved in investing in the securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. The political, economic, social, and regulatory structures of certain foreign countries, especially developing or emerging countries (e.g., many of the countries of Southeast Asia, Latin America, Eastern Europe, Africa, and the Middle East), may be more volatile and less developed than those in the United States. Investing in foreign developed countries may also involve risks not typically associated with investments in the United States.

Political and economic factors. Individual foreign economies may differ favorably or unfavorably from the United States’ economy in such matters as growth of gross national product, rate of inflation (e.g., hyperinflation), capital reinvestment, artificial currency exchange rates or currency devaluations, natural resource self-sufficiency, and balance of payments position.

The internal politics of certain foreign countries are not as stable as in the United States. For example, in both 1991 and 2006, the existing government in Thailand was overthrown in a military coup. In addition, significant external political risks currently affect some foreign countries. For example, both Taiwan and China still claim sovereignty over one another, and hostile relations continue between North and South Korea.

Foreign economies may also be less stable. For example, European Union member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. Eurozone country Greece defaulted on its national debt in March 2012 in a restructuring that forced investors to write off more than 100 billion Euros of debt. Other Eurozone countries, including Ireland, Portugal, Italy, and Spain are facing significant economic strains, some of which may have negative long-term effects for the economies of those countries and other European countries. There are other recent examples of extreme economic dislocations in foreign countries. In 2001, Argentina suspended payments on external debt, abrogated the convertibility of the Argentine peso, placed restrictions on bank withdrawals, and revalued U.S. dollar bank deposits and debts. In 2008, pressures in international markets and the loss of confidence in Iceland’s financial system led to the collapse of its three largest banks in the span of a week. As a result, the onshore foreign exchange market dried up, the króna depreciated by more than 70 percent in the offshore market, and the equity market tumbled by over 80 percent.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends, interest, and/or principal. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Additionally, investing in foreign securities may impose risks such as greater social, economic and political uncertainty and instability (including amplified risk of war, terrorism, or adverse impacts from widespread epidemics).

Investment and repatriation restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions limit at times or preclude investment in certain of such countries and may increase the cost and expenses of a Fund. Investments by foreign investors are subject to a variety of restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from some foreign countries is restricted and controlled under certain regulations, including in some cases the need to obtain certain government consents. For example, in 1998 the governments of Malaysia and Indonesia imposed currency and trading controls which made it impossible for foreign investors to convert local currencies to foreign currencies. With respect to any one developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation or creation of government monopolies to the possible detriment of the Fund’s investments.

Currency fluctuations. The Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund may invest directly in securities denominated in various foreign currencies. These Funds and the Dodge & Cox Stock Fund and Dodge & Cox Balanced Fund may also invest in U.S. dollar-denominated foreign securities, the underlying securities of which are denominated in various foreign currencies. A change in the value of a currency in which the foreign security is denominated against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets. Such changes will also affect a Fund’s income. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of securities denominated in that currency would be expected to decline. There may be no significant foreign exchange market for many currencies and it may, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies or to implement a currency investment strategy. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar.

Dodge & Cox will not attempt to fully insulate a Fund’s investment returns from the influence of currency fluctuations on the value of its portfolio investments denominated in foreign currencies. In other words, Dodge & Cox will not attempt to “fully hedge” a Fund’s entire portfolio of investments into U.S. dollars. However, Dodge & Cox may use currency derivatives to seek to limit some of the negative effect on a Fund’s investment returns that may result from anticipated changes in the relative values of selected currencies. There is no guarantee that this strategy will be successful.

Market characteristics (Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, and Dodge & Cox Global Bond Fund). The Funds may purchase foreign equity securities in over-the-counter (OTC) markets or on U.S. securities exchanges and, in the case of the Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund, on local foreign securities exchanges as described under Foreign Securities. The OTC market includes securities of foreign issuers quoted through the OTC Bulletin Board Service (OTCBB). The OTCBB provides real-time quotations for securities of foreign issuers, including ADRs convertible into such securities, which are registered with the United States Securities and Exchange Commission (SEC) under Section 12 of the Securities Exchange Act of 1934. The OTC market also includes “pink sheet” securities (Pink Sheets) published by OTC Markets Group Inc. (formerly known as Pink Sheets LLC and, before that, the National Quotation Bureau), a quotation medium for unregistered securities of domestic and foreign issuers, including unregistered ADRs (as defined below) convertible into such securities. OTC Markets Group is not registered with the SEC as a stock exchange, nor does the SEC regulate its activities. OTC Markets Group is not required to provide real-time quotations and does not require companies whose securities are quoted on its systems to meet any listing requirements. With the exception of a few foreign issuers, the companies quoted in the Pink Sheets tend to be thinly traded. Many of these companies do not file periodic reports or audited financial statements with the SEC. For these reasons, companies quoted in the Pink Sheets can involve greater risk. Investments in certain markets may be made through ADRs, EDRs (as defined below) and GDRs (as defined below) traded in the United States or on foreign exchanges.

Foreign markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Fund’s portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions or spreads on foreign exchanges are generally higher or wider, respectively, than commissions or spreads on United States exchanges. While there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to a Fund.

Depositary Receipts. The Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Balanced Fund may also invest in U.S. dollar-denominated securities of foreign issuers traded in the United States, including, but not limited to, American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts (collectively, ADRs). ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks, and the underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. ADRs may be purchased in OTC markets or on securities exchanges. The Funds may make arrangements through a broker/dealer to purchase a foreign security on the issuer’s primary securities exchange and convert the security to a U.S. dollar-denominated ADR. ADRs may also be sold in a similar manner. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of depositaries. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Funds may invest in either type of ADR. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country, and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency (see the discussion of “Currency Fluctuations” above). For purposes of applying a Fund’s investment restrictions, the issuer of the security underlying an ADR will be considered the issuer of the ADR.

The Dodge & Cox Global Bond Fund may invest in global depositary notes (GDNs). A GDN is a debt instrument created by a bank that evidences ownership of a local currency-denominated debt security. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local currency-denominated bonds; however, they trade, settle, and pay interest and principal in U.S. dollars, and are Depository Trust Company/Euroclear/Clearstream eligible.

Investing in ADRs and other depositary receipts presents many of the same risks regarding currency exchange rates as investing directly in securities traded in currencies other than the U.S. dollar. Because the securities underlying ADRs are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. The Funds may employ foreign currency hedging techniques to protect the value of its assets invested in depositary receipts.

Investment Funds (Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund). The Funds may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Funds’ investment in these funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

Information and supervision. There is generally less publicly available information about foreign companies which is comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. It may not be possible to vote proxies, exercise shareholder or creditor rights, pursue legal remedies and obtain judgments with respect to foreign investments in foreign courts. It also may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

Foreign Taxes. Taxation of dividends, distributions, coupons, and capital gains received by non-residents such as the Funds varies among foreign countries, and, in some cases, is comparatively high. The dividends and capital gains realized on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, stamp duties and transaction taxes. In addition, developing or emerging countries typically have less well defined tax laws and procedures, and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liabilities it could not have reasonably anticipated in conducting its investment activities or valuing its interests. Evolving tax law and lack of historical precedent may create uncertainty regarding whether a Fund’s dividend income or capital gains are subject to taxation by foreign jurisdictions, or whether an incurred tax may be reclaimed. All of these factors may reduce the net amount of income available for distribution to a Fund’s shareholders.

Foreign Ownership Reporting. Foreign companies may require disclosure of substantial holdings of the company’s securities at lower thresholds than a domestic issuer would impose, and may require issuer consent for holdings over prescribed thresholds. These requirements could result in the Fund’s position in a foreign issuer being disclosed to the issuer and potentially to market participants.

Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or currency exchange control regulations, civil war, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

U.S. Government Obligations

A portion of each Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies, or GSEs. Some of the obligations purchased by a Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Small Business Administration, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.

While the obligations of many of the agencies of the U.S. government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. government. Some of the agencies are indirectly backed by their right to borrow from the U.S. government, such as the Federal Financing Bank and the U.S. Postal Service. Other agencies and GSEs have historically been supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations. GSEs include, among others, the Federal Home Loan Banks, the Federal Farm Credit Banks, Fannie Mae, and Freddie Mac. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac into conservatorship and has since increased its support of these two GSEs through substantial capital commitments and enhanced liquidity measures, which include a line of credit. The U.S. Treasury also extended a line of credit to the Federal Home Loan Banks. No assurance can be given that the U.S. government will provide continued support to GSEs, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury. Furthermore, with respect to the U.S. government securities purchased by a Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of a Fund’s shares. A Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.

Municipal Bonds (Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund)

Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may, in the opinion of bond counsel to the issuer at the time of issuance, be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.

Like other debt securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of a municipal bond issuer or payment obligor bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, lawmakers may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds.

Mortgage Pass-Through Securities (Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund)

Each Fund may invest a portion of its assets in mortgage pass-through securities which are guaranteed by an agency of the U.S. government or GSE, or are issued by a private entity. These securities represent ownership in “pools” of mortgage loans and are called “pass-throughs” because principal and interest payments are passed through to security holders monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When a Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage.

During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid more quickly than assumed rates. Such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayments of principal would benefit the portfolio.

Conversely, in a rising interest rate environment, mortgage securities may be prepaid at a rate slower than expected. In this case, the current cash flow of the bond generally decreases. A slower prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the price and volatility of the security.

Collateralized Mortgage Obligations (Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund)

Collateralized mortgage obligations (CMOs) are private entity or U.S. government agency- or GSE-issued multi-class bonds that are collateralized by U.S. government agency- or GSE-guaranteed mortgage pass-through securities. A CMO is created when the issuer purchases a collection of mortgage pass-through securities (collateral) and places these securities in a trust, which is administered by an independent trustee. Next, the issuer typically issues multiple classes, or “tranches” of bonds, the debt service of which is provided by the principal and interest payments from the mortgage pass-through securities in the trust.

Each of these tranches is valued and traded separately based on its distinct cash flow characteristics. A real estate mortgage investment conduit (REMIC) is a CMO that qualifies for special federal income tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Although the mortgage pass-through collateral typically has monthly payments of principal and interest, CMO bonds may have monthly, quarterly or semiannual payments of principal and interest, depending on the issuer. Payments received from the collateral are reinvested in short-term debt securities by the trustee between payment dates on the CMO. On the CMO payment dates, the principal and interest payments received from the collateral plus reinvestment income, are applied first to pay interest on the bonds and then to repay principal. In the simplest form, the bonds are retired sequentially; the first payments of principal are applied to retire the first tranche, while all other tranches receive interest only. Only after the first tranche is retired do principal payments commence on the second tranche. The process continues in this sequence until all tranches are retired.

At issuance, each CMO tranche has a stated final maturity date. The stated final maturity date is the date by which the bonds would be completely retired assuming standard amortization of principal but no prepayments of principal on the underlying collateral. However, since it is likely that the collateral will have principal prepayments, the CMO bonds are actually valued on the basis of an assumed prepayment rate. The assumed prepayment rate is used in the calculation of the securities’ weighted-average life, a measure of the securities’ cash flow characteristics. Dodge & Cox will purchase the tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of a Fund.

All CMOs purchased by a Fund will be issued or guaranteed by an agency of the U.S. government or GSE, or have a AA (BBB for the Dodge & Cox Global Bond Fund) or higher rating by Standard & Poor’s Ratings Group (S&P), Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s) or equivalently rated by a nationally recognized statistical rating organization (NRSRO). To qualify for a AA rating, a CMO is structured so that even under conservative default, prepayment and reinvestment assumptions, the principal and interest payments from the collateral are expected to meet or exceed the cash flow obligations of all the tranches of the CMO. However, there are risks associated with CMOs, which relate to the risks of the underlying mortgage pass-through securities. In a falling interest rate environment, the mortgage securities may be prepaid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rates. In this case, the current cash flow of the bond generally decreases. A reduced prepayment rate effectively lengthens the average life of the security and may adversely affect the price and volatility of the security.

Restricted Securities

Each Fund may invest in restricted securities (privately placed debt and preferred equity securities) and other securities without readily available market quotations. Restricted securities, including Rule 144A securities, will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the Funds’ Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities may be priced at fair value as determined in good faith under the supervision of the Trust’s Board of Trustees.

Regulation S Securities (Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund)

A Fund may invest in securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC, including offerings outside the United States, pursuant to Regulation S under the Securities Act of 1933, as amended (Regulation S Securities). Because Regulation S Securities are subject to legal or contractual restrictions on resale, these securities may be considered illiquid. Furthermore, as these securities are generally less liquid than registered securities traded on established secondary markets, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than the price paid by a Fund. Additionally, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Real Estate Investment Trust (REIT) Investments

The Funds may purchase equity securities issued by REITs and, in the case of the Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund, securities of foreign issuers with a similar structure to domestic REITs, and the Dodge & Cox Balanced Fund, the Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund may purchase debt securities of REITs. A REIT is a company that primarily owns, operates and sometimes finances income-producing real estate properties. To qualify as a REIT, a company must meet certain requirements imposed by the Internal Revenue Code. If met, REITs are exempted from paying federal (and often state) taxes on income distributed to shareholders. Most REITs are structured as an Umbrella Partnership (UPREIT), wherein the REIT is the general partner and majority owner of the Operating Limited Partnership (LP). Equity shares of most REITs are traded on major stock exchanges. REIT debt securities are typically issued by the Operating LP and are included in major indices.

The value and performance of REIT securities depend upon the underlying real estate related assets. The Funds’ investments in REITs are therefore subject to certain risks related to the skill of management and the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; possible constraints in available cash flow to cover operating expenses, principal, interest and shareholder dividends; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean up of, and liability to, third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes, terrorist attacks or other material disasters that may not be covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

Structured Investments

Included among the issuers of debt or equity securities in which a Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. Because structured investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments.

Each Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although a Fund’s purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of a Fund’s assets that may be used for borrowing activities.

Structured investments are potentially more volatile and carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. They may entail significant risks that are not associated with a similar instrument in a traditional market.

Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Funds’ investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Funds’ restrictions on investments in illiquid securities.

The Dodge & Cox Global Bond Fund may invest in credit-linked notes. Credit-linked notes (CLNs) are typically set-up as a “pass-through” note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond or group of bonds. A CLN may also be structured to provide the noteholder with exposure to a portfolio of credit default swaps that, in turn, provide the holder with exposure to the reference issuers underlying the credit default swaps. CLNs are typically issued at par, with a one to one relationship with the notional value to the underlying bond(s).

The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying bond(s) as well as that of the issuing entity. In addition to the risk of loss of its principal investment, the Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer will also likely negatively impact the price of the CLN, regardless of the price of the bond(s) underlying the CLN. A CLN is typically structured as a limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair.

Inflation-Indexed Bonds (Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund)

Inflation-indexed bonds are debt securities the principal value of which is periodically adjusted according to the rate of inflation. The actual (inflation-adjusted) interest rate on these bonds is fixed at issuance at a rate generally lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation as measured by changes in a reference index. For example, the reference index for U.S. Treasury inflation index-bonds is the Consumer Price Index (CPI). The CPI is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Generally, the securities will pay interest on a periodic basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the value of the reference index falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the originally issued principal amount upon maturity is guaranteed by the issuer. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If such a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. There can be no assurance that a reference index, including the CPI, will accurately measure the real rate of inflation in the prices of goods and services in any particular country.

The U.S. Treasury began issuing inflation-indexed bonds (commonly referred to as “TIPS” or “Treasury Inflation-Protected Securities”) in 1997. There can be no assurance that the U.S. Treasury or any other issuer will issue any particular amount of inflation-indexed bonds.

Any increase in the principal amount of an inflation-indexed bond is taxable as ordinary income, even though investors do not receive their principal until maturity.

When-Issued, Forward-Commitment and Delayed-Delivery Transactions (Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund)

When-issued, forward-commitment or delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security.

A Fund will earmark liquid assets with a value at least as great as the purchase price of the security until settlement. The value of the security is reflected in a Fund’s net asset value as of the purchase date; however, no income accrues to a Fund from these securities prior to their delivery to the Fund. A Fund may renegotiate a when-issued, forward-commitment or delayed-delivery transaction and may sell the securities prior to settlement date, which may result in a gain or loss to the Fund. The purchase of securities in this type of transaction increases a Fund’s overall investment exposure and involves a risk of loss if the value of the securities declines prior to settlement. A purchasing Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. The sale of securities in this type of transaction involves a risk of loss if the value of the securities increases prior to settlement or if the other party to the transaction fails to pay for the securities.

Bank Loans (Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund)

The Funds may invest in both senior and second lien bank loans. There is less readily available, reliable information about most loans than is the case for many other types of debt securities. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. No active trading market may exist for certain loans, which may impair the ability of a Fund to realize full value in the event of the need to sell a loan and which may make it difficult to value loans. Adverse market conditions may impair the liquidity of some actively traded loans. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

If a bank loan is acquired through an assignment, a Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a bank loan is acquired through a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Although senior loans in which a Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan

Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are typically lower rated and subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

Cash Position

Each Fund may hold a certain portion of its assets in cash and short-term debt securities, including repurchase agreements, commercial paper, and bank obligations. In addition, each Fund may invest in shares of U.S. dollar-denominated money market funds. For temporary, defensive purposes, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility. The Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund may also hold bank time deposits and short-term debt securities denominated in U.S. or non-U.S. currencies.

Bank Obligations

Certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. A Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Short-Term Corporate Debt Securities

Outstanding nonconvertible corporate debt securities (such as bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper

Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

Variable and Floating Rate Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature of these securities may act as a buffer to reduce sharp changes in their value, they are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Repurchase Agreements

Each Fund may enter into a repurchase agreement through which an investor (such as a Fund) purchases a security (underlying security) from a well-established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on Dodge & Cox’s approved list and, at the time a Fund enters into the repurchase agreement, have a credit rating with respect to its short-term debt of at least A1 by S&P, F1 by Fitch, P1 by Moody’s, or the equivalent rating as determined by Dodge & Cox. As part of the transaction, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. A Fund will only enter into repurchase agreements where (i) the underlying securities are issued by the U.S. government, its agencies and GSEs, (ii) the market value of the underlying security, including interest accrued, will be at all times greater than the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period which the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Borrowing Money

The Funds may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction from time to time. Current regulations permit a Fund to borrow from a bank in an amount up to one-third of the Fund’s total assets (including the amount borrowed), and to borrow additional amounts up to 5% of the Fund’s total assets for temporary purposes.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Interfund Borrowing and Lending

The SEC has granted an exemption permitting the Funds to participate in an interfund lending program. This program allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that: (1) a Fund will borrow money through the program only when the costs are equal to or lower than the cost of available bank loans, and will lend through the program only when the returns are higher than those available from an investment in eligible repurchase agreements; (2) an interfund loan may not exceed seven days; and (3) a Fund’s interfund loans to any one Fund may not exceed 5% of the lending Fund’s net assets. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is not available. The Trust’s Board of Trustees is responsible for overseeing the interfund lending program. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

Lending of Portfolio Securities

Each Fund has reserved the right to lend its securities to qualified broker/dealers, banks or other financial institutions. By lending its portfolio securities, a Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and the aggregate amount of such loans would be consistent with the 1940 Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund.

If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities lent, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities that may be subject to market appreciation or depreciation. A Fund may not be able to recall loaned securities in time to exercise its voting rights.

Investment Companies

The Funds can purchase the securities of other investment companies, including money market funds, as permitted by the 1940 Act. If a Fund invests in such investment companies, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment companies. In addition, the securities of certain investment companies may trade at a premium over their net asset value.

Wholly-Owned Subsidiary (Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund)

The Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund may invest in the Dodge & Cox Global Stock Fund Cayman, Ltd. and Dodge & Cox International Stock Fund Cayman, Ltd., respectively, each of which is a wholly-owned subsidiary of the respective Fund organized under the laws of the Cayman Islands (each, a Subsidiary). The Dodge & Cox Global Bond Fund may also establish a similar wholly-owned subsidiary if deemed advisable by Dodge & Cox. Each Fund may invest in its Subsidiary to gain exposure to restricted securities and is the sole shareholder of its Subsidiary. Each Subsidiary is overseen by its own directors. Although a Fund may invest in restricted securities directly, a Fund may gain exposure to these securities indirectly by investing in the Subsidiary. To the extent that a Fund invests in its Subsidiary, it will be subject to the risks associated with restricted securities, which are discussed elsewhere in the Funds’ Prospectus and this SAI.

Neither Subsidiary is an investment company registered under the 1940 Act and, unless otherwise noted in the Funds’ Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or a Subsidiary to operate as described in the Fund’s Prospectus and this SAI and could negatively affect the Fund and its shareholders.

Currency Forward Contracts (Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund)

A forward foreign currency exchange contract (also known as a “currency forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no explicit commissions are charged (i.e., separately identifiable mark-ups and mark-downs) at any stage for trades.

A Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund’s use of such contracts would include, but not be limited to, the following:

First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when Dodge & Cox believes that one currency may experience a movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy such currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a hedging strategy is highly uncertain and can result in principal loss or gain.

Third, the Dodge & Cox Global Bond Fund may also take long or short positions in currencies when Dodge & Cox believes a foreign currency will appreciate or depreciate in value, even if securities denominated in that currency are not held by the Fund. Currency forward contracts may also be used when Dodge & Cox believes that they may be more efficient than a direct investment in a foreign currency denominated security.

At the maturity of a forward contract, the Fund may enter into an offsetting trade to closeout the contract, sell the portfolio security and make delivery of the foreign currency, or it may retain the security and extend the maturity of the forward contract (by “rolling” that contract forward). In the case of a non-deliverable forward, the parties to the contract settle the difference between the contracted forward price or rate and the prevailing spot price or rate on an agreed upon notional amount. Non-deliverable forwards are typically used for investing in currencies that cannot be delivered offshore, primarily emerging market countries with currency controls.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Futures

General. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument referenced in the contract at a specified price and time. Futures contracts are standardized, are traded through a national (or foreign) exchange, and are cleared through an affiliate of the exchange that acts as the buyer to every seller and the seller to every buyer. Although the terms of futures contracts may specify actual delivery or receipt, in practice, futures contracts are typically closed out before the delivery date without delivery of the underlying asset, or provide contractually for cash settlement of the parties’ contractual obligations. Closing out a futures contract may be effected by entering into an offsetting purchase or sale transaction for the same deliverable during the same delivery month. If a Fund enters into an offsetting sale transaction and the offsetting sale price exceeds the purchase price, the Fund will realize a gain, and if the offsetting sale price is less than the purchase price, the Fund will realize a loss.

When a Fund purchases or sells a futures contract, the Fund is required to deposit in a segregated account with the clearing broker for the futures contract a specified amount of liquid assets (“initial margin”). The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the notional value of the contract being traded.

Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its net asset value, the Fund will mark to market its open futures positions.

In general, derivatives, including futures, may involve risks different from, and potentially greater than, those of the underlying securities. To the extent a Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage. Unanticipated changes in interest rates, currency exchange rates, or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures transactions. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments underlying the futures it holds. A Fund’s ability to reduce or eliminate its futures positions will depend upon the liquidity of the secondary markets for such futures, and there can be no assurance that a liquid secondary market will exist for any particular contract or at any particular time. The prices of futures contracts may be volatile, and a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Fund. In addition, the trading of futures contracts is subject to the risk of exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Foreign Currency Futures (Dodge & Cox International Stock Fund, Dodge & Cox Global Stock Fund, and Dodge & Cox Global Bond Fund).Each Fund may enter into foreign currency futures contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio, including using such contracts for the same purposes noted above for currency forward contracts. A sale of a foreign currency futures contract creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a foreign currency futures contract creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. The Fund may sell a currency futures contract if it anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund’s securities denominated in such currency. If it is anticipated that exchange rates will rise, the Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase or as an investment opportunity.

A risk in employing foreign currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of the Fund’s securities. The degree of correlation may be distorted by the fact that the foreign currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

A Fund’s dealings in currency forward or currency futures contracts will generally be limited to the transactions described above, although the Fund may also enter into such contracts for any other purpose consistent with the Fund’s investment objective and program. A Fund is not required to enter into such transactions and there is no assurance that the Fund will use currency management strategies or that the Fund will be successful in managing currency exposure if such strategies are used. There is also no assurance that a Fund will be successful when investing for non-hedging purposes. Dodge & Cox could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place. The use of these techniques to hedge against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency. A Fund could lose money through the use of currency management strategies or currency investment strategies.

Interest Rate Futures (Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund). The Dodge & Cox Income Fund and Dodge & Cox Balanced Fund may enter into Treasury futures contracts; and the Dodge & Cox Global Bond Fund may enter into Treasury futures contracts and other interest rate futures. Similar to currency futures contracts, an interest rate futures contract involves an obligation to purchase or sell an asset (or make payments based upon changes in the level of a specified interest rate) at a specified future time and price (or level), which may be many months from the date of the contract agreed upon by the parties. The underlying asset could be a specified interest rate or a particular government bond. Interest rate futures could be based on the value of a specified reference interest rate (e.g., LIBOR or EURIBOR) and futures contracts on U.S. or non-U.S. government debt (e.g., Treasury futures contracts or Bund futures contracts).

A Fund may enter into interest rate futures contracts for a variety of purposes in connection with the management of the interest rate exposure of its portfolio. A Fund’s use of such contracts may include, but is not limited to, the following:

•	Adjusting the overall interest rate exposure, or “duration,” of the portfolio;

•	Changing the exposure of the portfolio to different parts of the yield curve;

•	Offsetting the impact of special situations that impact specific securities (e.g. tender offers);

•	Maintaining portfolio interest rate exposure as large contributions or withdrawals occur.

If a Fund anticipates that interest rates for a portfolio security with a particular maturity or a specified reference rate (e.g., 1-Month LIBOR) for a particular term will rise, the Fund may sell an interest rate or Treasury futures contract to hedge against the decline in the value of the security. Conversely, if a Fund anticipates that interest rates will fall, the Fund may purchase an interest rate or Treasury futures contract to increase the Fund’s exposure to interest rates.

The Funds’ dealings in interest rate futures will generally be limited to the transactions described above, although a Fund may also use interest rate futures for any other purpose consistent with the Fund’s investment objective and program. A Fund is not required to enter into such transactions and there is no assurance that the Fund will use such strategies or that the Fund will be successful in managing interest rate exposure if such strategies are used. Dodge & Cox could be incorrect in its expectations as to the direction or extent of interest rate movements or the time span within which the movements take place.

Options (Dodge & Cox Global Bond Fund)

An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. dollar value of foreign currency denominated securities held by the Fund and against increases in the U.S. dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Fund may forfeit the entire amount of the premium plus related transaction costs. The Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies.

Swaps (Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund)

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g. interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the “notional” principal amount). The notional principal amount is used to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

The market for swaps, in particular credit default swaps, has experienced volatility when the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The terms of a swap agreement, including collateral requirements, may be individually negotiated. However, recent regulatory changes require certain types of swaps (e.g., interest rate swaps and credit default index swaps) to be cleared through a clearinghouse or central counterparty. To clear a swap, a Fund submits the swap to, and posts margin with a futures commission merchant (“FCM”) that is a clearinghouse member. A default or failure by the clearinghouse or an FCM, or the failure of a swap to be transferred to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral or margin, or fully implementing its investment strategies. It is likely that in the future the CFTC will require additional types of derivatives to be on an exchange.

Currency and Cross-Currency Swaps. A currency swap (or FX swap) is a simultaneous purchase and sale of identical amounts of one currency for another with two different value dates. This is typically arranged as a spot currency transaction that will be reversed at a set date with an offsetting forward transaction. A cross-currency swap is an interest rate swap in which the cash flows are in different currencies. Upon initiation of a cross-currency swap, the Fund and the swap counterparty agree to make an initial exchange of principal amounts in one currency for another currency. During the life of the swap, each party pays interest (in the currency of the principal amount received) to the other. And at the maturity of the swap, the parties make a final exchange of the initial principal amounts, reversing the initial exchange at the same spot rate. Unlike other types of swaps, a cross-currency swaps typically involve the delivery of the entire principal (notional) amounts of the two designated currencies. Therefore, the entire principal value of a crosscurrency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

Interest Rate Swaps. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). If the counterparty to an interest rate swap transaction defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Otherwise, a Fund’s risk of investment loss is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Credit Default Swaps. The “buyer” in a credit default swap contract is generally obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a seller and no credit event occurs, the Fund will receive a fixed rate of income throughout the term of the contract. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by a Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Fund. If a Fund is the buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, a Fund would typically receive full notional value for a reference obligation that may have little or no value, unless the swap counterparty is unable to meet its obligations.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

CFTC

For Funds that may utilize futures contracts, forwards contracts, and certain swaps, a notice has been filed with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder. Accordingly, none of the Funds is subject to registration or regulation as a commodity pool operator. The Funds are not intended to be and should not be used as vehicles to invest in commodities markets.

Zero Coupon, Deferred Interest, and Pay-in-Kind Securities (Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund)

Zero coupon and deferred interest securities are debt securities that are issued at a price lower than their face value and do not make interest payments during the life of the bonds. Such securities usually trade at a deep discount from their face or par value. Pay-in-kind (“PIK”) securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment. These types of securities are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest.

Reverse Repurchase Agreements and Dollar Rolls (Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund)

Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Fund sells portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities but can invest the proceeds from the sale. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the use of these investments may have a leveraging effect because the Fund may use the proceeds to make investments in other securities.

Interest Rate Floors, Caps, and Collars (Dodge & Cox Global Bond Fund)

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Asset Coverage Requirements

Each Fund will segregate or “earmark” assets determined to be liquid by Dodge & Cox to cover its open positions with respect to reverse repurchase agreements, dollar rolls, and derivative instruments, including options, swaps, and forward and futures contracts or otherwise establish offsetting positions, in accordance with applicable federal securities laws. With respect to forward and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by earmarking liquid assets equal to or greater than the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle” and currency and interest rate swaps, however, a Fund may earmark liquid assets in an amount at least equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the full notional value of the contract. Depending on whether the a Fund is the seller or buyer of a credit default swap, the Fund may be required to earmark assets equal to the full notional amount of its obligation or just the market value of the swap. By setting aside assets equal to only its net obligation under cash-settled forward, futures, or swaps, a Fund will have the ability to employ such contracts to a greater extent than if the Fund were required to set aside assets equal to the full notional value of such contracts.

Additional Risks

General. Because of its investment policy, each Fund may not be suitable or appropriate for all investors. The Funds are not money market funds and are not appropriate investments for those whose primary objective is principal stability. A Fund’s assets will be subject to all of the risks of investing in the financial markets. All investment entails risk. The value of the portfolio securities of a Fund will fluctuate based upon market conditions. Although a Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. The Dodge & Cox Global Bond Fund is a non-diversified fund (as defined under the 1940 Act), which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case for a diversified fund. There can be no guarantee that a Fund will achieve its investment objective(s).

Management Risk. The Funds are subject to management risk because they are actively managed investment portfolios. Dodge & Cox will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results.

Debt Obligations. A Fund will invest in debt securities which hold the prospect of contributing to the achievement of a Fund’s objectives. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Current interest rates are at or near historic lows, and future increases in interest rates could result in less liquidity and greater volatility of debt securities. In addition, new regulations applicable to and changing business practices of financial intermediaries that make markets in debt securities may result in those financial intermediaries restricting their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility for such debt securities. If sudden or large-scale rises in interest rates were to occur, a Fund that invests in debt securities could also face above-average redemption requests, which could cause the Fund to lose value due to downward pricing forces and reduced market liquidity.

The ability of a Fund to achieve its investment objective(s) is also dependent on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of interest and principal when due. As discussed below, each Fund’s investment program permits it to hold securities that have been downgraded. In addition, each of the Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund may invest in lower-quality securities. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yields from such securities normally exceed those obtainable from higher-quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default—that is, the nonpayment of interest and principal by the issuer—than higher-quality investments. Such securities are also subject to special risks, discussed below. Although a Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, these efforts will not eliminate all risk.

After purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require a sale of such security by a Fund. However, Dodge & Cox will consider such event in its determination of whether a Fund should continue to hold the security. To the extent that the ratings given by Moody’s, Fitch, S&P or NRSRO may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus.

Special Risks of High-Yield Investing. As described above, a Fund may hold low-quality bonds commonly referred to as “junk bonds.” Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. In particular, such bonds are often issued by smaller, less creditworthy companies or by highly levered (indebted) companies, which are generally less able than more financially stable companies to make scheduled principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent a Fund holds such bonds, achievement of its investment objective(s) will be more dependent on Dodge & Cox’s credit analysis than would be the case if a Fund was investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a “thin” market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

Participation on Creditor, Bondholder, or Shareholder Committees. A Fund may from time to time participate on committees formed by creditors, bondholders, or shareholders, and in connection with such committees may enter into agreements or take other actions to enforce the Funds’ rights or protect the value of assets held in the Funds. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

Sovereign Debt. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities, or political subdivisions. An investment in sovereign debt obligations can involve a high degree of risk, including special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.

DISCLOSURE OF FUND HOLDINGS

The Funds provide a complete list of their holdings four times in each fiscal year, as of the end of each quarter. The lists also appear in the Funds’ Semi-Annual and Annual Reports to shareholders. The Funds file the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Funds’ quarter-end holdings is also available at www.dodgeandcox.com and upon request on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

Occasionally, certain third parties—including the Funds’ service providers, independent rating and ranking organizations, intermediaries that distribute the Funds’ shares, institutional investors and others—request information about the Funds’ portfolio holdings. The Board of Trustees has approved policies and procedures relating to disclosure of the Funds’ portfolio holdings, which include measures for the protection of non-public portfolio holdings information, and which are designed to protect the interests of shareholders and address potential conflicts of interest that could arise between the interests of a Fund’s shareholders, on the one hand, and those of Dodge & Cox, on the other. The Funds’ policy is to disclose portfolio holdings to third parties only if legally required to do so or when the Funds believe there is a legitimate business purpose for the Funds to disclose the information and the recipient is subject to a duty of confidentiality, including a duty not to use the information to engage in any trading of the Funds’ holdings or Fund shares on the basis of nonpublic information. This duty of confidentiality may exist under law or may be imposed by contract. Confidentiality agreements must be consistent with the policies adopted by the Board of Trustees and in form and substance acceptable to Dodge & Cox’s Legal Department and the Funds’ Chief Compliance Officer. In situations where the Funds’ policies and procedures require a confidentiality agreement, persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Funds may provide, at any time, portfolio holdings information to their service providers, such as the Funds’ investment manager, transfer agent, custodian/fund accounting agent, financial printer, pricing services, auditors, counsel, and proxy voting services, as well as to state, federal, and foreign regulators and government agencies, and as otherwise required by law or judicial process. Government entities and Fund service providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

From time to time, Officers of the Funds or Dodge & Cox may express their views orally or in writing on one or more of the Funds’ portfolio securities or may state that the Funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the Funds, persons considering investing in the Funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the Funds’ most recent quarter-end and therefore may not be reflected on the list of the Funds’ most recent quarter-end portfolio holdings disclosed on its website.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the Funds’ portfolio securities, the Funds may disclose one or more of their securities. The Funds have not entered into formal nondisclosure agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Dodge & Cox believed was misusing the disclosed information.

The Funds’ Board of Trustees and Dodge & Cox’s Legal Department may, on a case-by-case basis, impose additional restrictions on the dissemination of the Funds’ portfolio information beyond those described herein.

Dodge & Cox provides investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holding information for their accounts. These clients do not owe Dodge & Cox or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

Dodge & Cox’s portfolio holdings policy requires any violations of the policy that affect the Funds be reported to the Funds’ Chief Compliance Officer. If the Funds’ Chief Compliance Officer, in the exercise of her duties, deems that a violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, she is required to report the violation to the Funds’ Board of Trustees.

MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

Each Dodge & Cox Fund is governed by the Board of Trustees of the Trust, which meets regularly to review a wide variety of matters affecting the Funds. The Trustees’ primary responsibility is oversight of the management of each Fund for the benefit of its shareholders, not day-to-day management. The Trustees set broad policies for the Funds; monitor Fund operations, service providers, regulatory compliance, performance, and costs; and nominate and select new Trustees. The Trustees also elect the Funds’ Officers and are responsible for performing various duties imposed on them by the 1940 Act, the laws of Delaware, and other laws. Dodge & Cox manages the day-to-day operations of the Funds under the direction of the Board of Trustees. The Board met 5 times during the fiscal year ended December 31, 2013.

Charles F. Pohl, an “interested” Trustee, serves as Chairman of the Board of Trustees. The Independent Trustees of the Funds have designated a Lead Independent Trustee, who functions as a spokesperson and principal point of contact for the Independent Trustees. The Lead Independent Trustee is responsible for coordinating the activities of the Independent Trustees, including calling and presiding at regular executive sessions of the Independent Trustees, developing the agenda of each Board meeting together with the Chairman, and representing the Independent Trustees in discussions with Dodge & Cox management. John B. Taylor currently serves as Lead Independent Trustee. The Funds’ Board has determined that its leadership and committee structure is appropriate because it sets the proper tone for the relationship between the Funds, on the one hand, and Dodge & Cox and the Funds’ other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees and the full Board.

Like other mutual funds, each of the Dodge & Cox Funds is subject to a variety of risks, including, among others, investment, valuation, compliance, and operational risks. Dodge & Cox and other service providers have primary responsibility for the Funds’ risk management on a day-to-day basis as part of their overall responsibilities. Dodge & Cox is also primarily responsible for managing investment risk and its own operational risks as part of its day-to-day investment management responsibilities. Dodge & Cox and the Funds’ Chief Compliance Officer (who reports directly to the Board’s Independent Trustees) assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board of Trustees considers risk management issues throughout the year by reviewing regular reports prepared by Dodge & Cox and the Funds’ Chief Compliance Officer, as well as special written reports or presentations provided on a variety of relevant issues, as needed. For example, Dodge & Cox reports to the Board quarterly on the investment performance of the Funds, the financial performance of the Funds, and overall market and economic conditions. Dodge & Cox also provides regular updates on legal and regulatory developments that may affect the Funds. The Funds’ Chief Compliance Officer provides regular presentations to the Board at its quarterly meetings. The Funds’ Chief Compliance Officer also provides an annual report to the Board concerning, among other things, (i) any material compliance matters relating to the Funds, Dodge & Cox, and the Funds’ other key service providers; (ii) various risks identified as part of the Funds’ compliance program assessments; and (iii) any material recommended changes to policies and procedures. The Funds’ Chief Compliance Officer also meets regularly in executive session with the Independent Trustees and communicates any significant compliance-related issues and regulatory developments to the Audit and Compliance Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, representatives of Dodge & Cox communicate with the Lead Independent Trustee and/or the Chairperson of the Audit and Compliance Committee and other Independent Trustees. As appropriate, the Trustees confer among themselves, or with Dodge & Cox, the Funds’ Chief Compliance Officer, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit and Compliance Committee, which is composed of all Independent Trustees, oversees management of financial and compliance risks and controls. The Audit and Compliance Committee assists the Board at various times throughout the year in reviewing with Dodge & Cox and the Funds’ independent auditors matters relating to financial accounting and reporting, systems of internal controls, and the Funds’ annual audit process. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ valuation policies in general. These and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

All of the Trustees bring to the Board a wealth of executive leadership experience. The Board and its Nominating and Governance Committees select Independent Trustees with a view toward constituting a Board that, as a body, possesses the qualifications, skills, attributes, and experience to appropriately oversee the actions of the Funds’ service providers, decide upon matters of general policy, and represent the long-term interests of Fund shareholders. In doing so, they consider the qualifications, skills, attributes, and experience of the current Board members of the Funds, with a view toward maintaining a Board that is diverse in viewpoint, experience, education, and skills.

The Funds seek Independent Trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Funds’ Board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities. The business acumen, experience, and objective thinking of the Trustees are considered invaluable assets for Dodge & Cox management and the Funds.

The Independent Trustees collectively have a significant record of accomplishments in governance, business, not-for-profit organizations, government and military service, academia, law, accounting, or other professions. Although no single list could identify all the experience upon which the Funds’ Independent Trustees draw in connection with their service, the table below summarizes key experience for each Independent Trustee. These references to the qualifications, attributes, and skills of the Trustees are pursuant to the disclosure requirements of the U.S. Securities and Exchange Commission, and shall not be deemed to impose any greater responsibility or liability on any Trustee or the Board as a whole. Notwithstanding the qualifications listed below, none of the Independent Trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the Funds’ registration statement.

Interested Trustees have similar qualifications, skills, and attributes as the Independent Trustees. Interested Trustees are senior executive officers of Dodge & Cox. This management role with the Funds’ investment adviser also permits them to make a significant contribution to the Funds’ Board.

The Trustees and Officers of the Funds are listed below. The address for each Trustee and Officer, unless otherwise noted, is c/o Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104. Each Trustee and Officer oversees all six portfolios in the Dodge & Cox Funds Complex and serves for an indefinite term.

Independent Trustees

(The term “Independent Trustee” refers to a Trustee who is not an “interested person” of the Funds within the meaning of the 1940 Act.)

Name, (Age), Position with the Trust, and Year of Election or Appointment as Trustee	Principal Occupation (s) During the Past Five Years and Other Relevant Experience	Directorships of Public Companies and Other Investment Companies During the Past Five Years
Thomas A. Larsen (64) Trustee since 2002	Mr. Larsen has been Senior Counsel of Arnold & Porter LLP (a law firm) since 2013, prior to which he was a Partner. He previously was a Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (a law firm) from 1977 to 2011, where he also served as Chair of the Real Estate and Private Client Services Groups. Mr. Larsen previously worked in the Office of the General Counsel of the Environmental Protection Agency. Mr. Larsen has served in leadership positions on advisory and trustee boards for many charitable, educational, and nonprofit organizations, as well as a private company.	None

Ann Mather (54) Trustee since 2011	Ms. Mather has served as the Chief Financial Officer or in other executive financial management positions with numerous public and private companies, including Polo Ralph Lauren, Buena Vista International, Inc., and, most recently, Pixar Animation Studios where she was CFO from 1999 to 2004. Ms. Mather has also served on a variety of public and private company boards, including as chair of the audit committee for several public company boards.	Current Director of Google, Inc. (internet information services); Glu Mobile, Inc. (multimedia software); Netflix, Inc. (video services); Shutterfly, Inc. (internet photography services/publishing);and Solazyme Inc. (renewable oils). Previous Director of Central European Media Enterprises, Ltd. (vertically integrated media services) (until 2009) and MoneyGram International, Inc. (business services) (2010-13)

Robert B. Morris III (61) Trustee since 2011	Mr. Morris most recently has served as an adviser to various financial services firms. During his career in the financial services industry, Mr. Morris worked with many leading firms, including Wells Fargo, Montgomery Securities, Prudential-Bache Securities, and Goldman Sachs, where he was a partner and managing director. Mr. Morris has served on advisory and trustee boards for many charitable, educational, and nonprofit organizations.	None

Name, (Age), Position with the Trust, and Year of Election or Appointment as Trustee	Principal Occupation (s) During the Past Five Years and Other Relevant Experience	Directorships of Public Companies and Other Investment Companies During the Past Five Years

Gary Roughead (62) Trustee since December 2013	Admiral Roughead (Ret.) has served since 2011 as the Annenberg Distinguished Visiting Fellow at the Hoover Institution at Stanford University. Admiral Roughead is a member of the Arctic Security Initiative (Chair), Task Force on Energy Policy, Military History Working Group and Foreign Policy Working Group at the Hoover Institution. From 1973 to 2011, Admiral Roughead served in the U.S. Navy. From 2007 to 2011, Admiral Roughead was the Chief of Naval Operations. During that period, Admiral Roughead was a Senior Officer in the U.S. Navy, Naval Advisor to the President and Secretary of Defense and a Member of the Joint Chiefs of Staff.	Current Director, Northrop Grumman Corp. (global security)

Mark E. Smith (62) Trustee since April 2014	Mr. Smith served as a consultant from 2012 to 2013 at Brown Brothers Harriman, an investment management company, and at Loomis Sayles & Company, L.P., an investment manager. Prior to 2012, Mr. Smith served as Executive Vice President, Managing Director-Fixed Income at Loomis Sayles & Company, L.P.	None

John B. Taylor (67) Trustee since 2005 (and 1998-2001)	Mr. Taylor has been a Professor of Economics at Stanford University since 1984 and a Senior Fellow at the Hoover Institution since 1996. He has served in numerous government positions, including, most recently, Under Secretary for International Affairs at the United States Treasury from 2001 to 2005. Previous government positions include service as a Director of the Overseas Private Investment Corporation, on the Advisory Panel of the Congressional Budget Office, and both a Member and Senior Staff Economist of the President’s Council of Economic Advisers. Mr. Taylor is actively involved in many economics professional societies.	None

Interested Trustees

(Each Interested Trustee is an employee of Dodge & Cox in an executive position and is an “interested person” of the Trust as defined in the 1940 Act.)

Name, (Age), Position with the Trust, and Year of Election or Appointment as Trustee	Principal Occupation (s) During the Past Five Years and Other Relevant Experience	Directorships of Public Companies and Other Investment Companies During the Past Five Years
Charles F. Pohl (56) Chairman Trustee since April 2014	Chairman (as of May 2013), Co- President (2011-2013), Senior Vice President (until 2011), and Director of Dodge & Cox; Chief Investment Officer, Portfolio Manager, Investment Analyst, and member of Investment Policy Committee (IPC), Global Stock Investment Policy Committee (GSIPC), International Investment Policy Committee (IIPC), and FIIPC. Mr. Pohl joined Dodge & Cox in 1984.	None

Dana M. Emery (52) President Trustee since 1993	Chief Executive Officer (since 2013), President (since 2011), Executive Vice President (2011), and Director of Dodge & Cox; Director of Fixed Income, Portfolio Manager and member of Fixed Income Investment Policy Committee (FIIPC) and Global Bond Investment Policy Committee (GBIPC) (as of May 2014). Ms. Emery joined Dodge & Cox in 1983.	None

Officers

Name and (Age)	Position (s) with the Trust (Year of Election or Appointment)	Principal Occupation (s) During the Past Five Years
John A. Gunn (70)	Senior Vice President (Office since 1998)	Chairman Emeritus (2011-2013), Chairman (until 2011), Chief Executive Officer (until 2010), and Director (until 2013) of Dodge & Cox; Portfolio Manager and member of Investment Policy Committee (IPC), Global Stock Investment Policy Committee (GSIPC) (until 2014), and International Investment Policy Committee (IIPC).

Diana S. Strandberg (54)	Senior Vice President (Officer since 2005)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Director of International Equity (since 2009), Portfolio Manager, Investment Analyst, and member of IPC, GSIPC, IIPC, and GBIPC (as of May 2014)

Philippe Barret, Jr. (37)	Vice President (Officer since 2010)	Vice President (since 2009) of Dodge & Cox; Portfolio Manager, Investment Analyst, and member of IPC (since 2013)

Lily S. Beischer (44)	Vice President (Officer since 2008)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of GSIPC

Name and (Age)	Position (s) with the Trust (Year of Election or Appointment)	Principal Occupation (s) During the Past Five Years

Wendell W. Birkhofer (57)	Vice President (Officer since 2001)	Vice President of Dodge & Cox, Portfolio Manager, and member of IPC

Anthony J. Brekke (39)	Vice President (Officer since 2008)	Vice President of Dodge & Cox, Portfolio Manager, and member of FIIPC

Richard T. Callister (42)	Vice President (Officer since 2010)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of IIPC (since 2012)

C. Bryan Cameron (56)	Vice President (Officer since 2004)	Senior Vice President (since 2011) and Vice President (until 2011) of Dodge & Cox, Director of Research, Portfolio Manager, Investment Analyst, and member of IPC and IIPC

James H. Dignan (44)	Vice President (Officer since 2004)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of FIIPC and GBIPC (as of May 2014)

Mario C. DiPrisco (38)	Vice President (Officer since 2005)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of IIPC

Thomas S. Dugan (49)	Vice President (Officer since 2001)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Associate Director of Fixed Income (since 2009), Portfolio Manager, Investment Analyst, and member of FIIPC and GBIPC (as of May 2014)

David C. Hoeft (46)	Vice President (Officer since 2004)	Senior Vice President (since 2011), Vice President (until 2011), and Director (since 2011) of Dodge & Cox; Associate Director of Research (since 2009), Portfolio Manager, Investment Analyst, and member of IPC

Keiko Horkan (43)	Vice President (Officer since 2007)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of IIPC

Lucinda I. Johns (40)	Vice President (Officer since 2010)	Vice President (since 2009) of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of FIIPC (since 2012) and GBIPC (as of May 2014)

Roger G. Kuo (42)	Vice President (Officer since 2006)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of IIPC and GSIPC (since 2010)

Karol Marcin (41)	Vice President (Officer since 2008)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of GSIPC

Raymond J. Mertens, Jr. (41)	Vice President (Officer since 2010)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of GSIPC (as of May 2014)

Kent E. Radspinner (47)	Vice President (Officer since 2003)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of FIIPC

Name and (Age)	Position (s) with the Trust (Year of Election or Appointment)	Principal Occupation (s) During the Past Five Years

Larissa K. Roesch (47)	Vice President (Officer since 2003)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of FIIPC

Adam S. Rubinson (47)	Vice President (Officer since 2008)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of FIIPC (since 2010) and GBIPC (as of May 2014)

Gregory R. Serrurier (58)	Vice President (Officer since 2001)	Senior Vice President (since 2011) and Vice President (until 2011) of Dodge & Cox, Portfolio Manager, and member of IPC and IIPC

Steven C. Voorhis (44)	Vice President (Officer since 2006)	Vice President of Dodge & Cox, Portfolio Manager, Investment Analyst, and member of IPC and GSIPC

Englebert T. Bangayan (35)	Assistant Vice President (Officer since 2010)	Vice President (since 2011) of Dodge & Cox and Investment Analyst

Matthew A. Beck (41)	Assistant Vice President (Officer since 2009)	Vice President (since 2012) of Dodge & Cox and Client Service Representative

Damon T. Blechen (37)	Assistant Vice President (Officer since 2013)	Vice President (since 2009) of Dodge & Cox and Investment Analyst (since 2012); Equity Trader (until 2012)

James T. Borden (54)	Assistant Vice President (Officer since 2004)	Vice President of Dodge & Cox and Portfolio Manager

Gazelle S.J. Brown (29)	Assistant Vice President (Officer since 2014)	Client Service Representative of Dodge & Cox (since 2013); Business Development, WHV Investment Management (2008-2013)

Steven H. Cassriel (52)	Assistant Vice President (Officer since 2001)	Vice President of Dodge & Cox, Portfolio Manager, and Investment Analyst

Alexander J. Chartz (26)	Assistant Vice President (Officer since 2014)	Fixed Income Client Service Associate (since 2011) and Operations Associate (2009-2011) of Dodge & Cox

Sophie Chen (30)	Assistant Vice President (Officer since 2013)	Investment Analyst of Dodge & Cox (since 2012); Stanford Graduate School of Business MBA Program (2010-2012); Director of Tiger Asia Management (2007-2010)

Linda K. Chong (41)	Assistant Vice President (Officer since 2010)	Vice President (since 2009) of Dodge & Cox and Investment Analyst

Robert T. Curran (38)	Assistant Vice President (Officer since 2013)	Vice President (since 2012) of Dodge & Cox and Fund Administration and Client Service Representative

Deirdre A. Curry (47)	Assistant Vice President (Officer since 2011)	Client Service Representative of Dodge & Cox (since 2010); Senior Relationship Manager of Blackrock Inc. (2001-2010)

Shawn G. Dahlem (48)	Assistant Vice President (Officer since 2009)	Vice President (since 2013) of Dodge & Cox and Portfolio Manager

Rameez Dossa (30)	Assistant Vice President (Officer since 2014)	Investment Analyst of Dodge & Cox (since 2013); Harvard Business School MBA Program (2011-2013); Associate, TPG Capital (2007-2011)

Name and (Age)	Position (s) with the Trust (Year of Election or Appointment)	Principal Occupation (s) During the Past Five Years

David J. Edwards (52)	Assistant Vice President (Officer since 2001)	Vice President of Dodge & Cox and Client Service Representative

Karim A. Fakhry (36)	Assistant Vice President (Officer since 2010)	Vice President (since 2010) of Dodge & Cox and Investment Analyst

Kathryn O. Fast (40)	Assistant Vice President (Officer since 2009)	Vice President (since 2009) of Dodge & Cox and Client Service Representative

Allen C. Feldman (28)	Assistant Vice President (Officer since 2013)	Investment Analyst (since 2013) and Research and Trading Associate (until 2013) of Dodge & Cox

Benjamin V. Garosi (34)	Assistant Vice President (Officer since 2012)	Vice President (since 2013) and Investment Analyst (since 2009) of Dodge & Cox

Steven T. Gorski (44)	Assistant Vice President (Officer since 2001)	Vice President of Dodge & Cox and Client Service Representative

Amy R. Grandstaff (26)	Assistant Vice President (Officer since 2013)	Client Service Representative of Dodge & Cox (since 2010); University of Puget Sound BA (2006-2010)

Glen S. Guymon (44)	Assistant Vice President (Officer since 2009)	Vice President (since 2012), Senior Counsel (since 2013), and Associate Counsel (until 2013) of Dodge & Cox

John N. Iannuccillo (45)	Assistant Vice President (Officer since 2010)	Vice President of Dodge & Cox and Investment Analyst

Kevin D. Johnson (52)	Assistant Vice President (Officer since 2001)	Vice President of Dodge & Cox, Portfolio Manager, and Investment Analyst

Roberta R.W. Kameda (53)	Assistant Vice President and Assistant Secretary (Officer since 2006)	Vice President (since 2009), General Counsel (since 2011), and Senior Counsel (until 2011) of Dodge & Cox

Nancy A. Kellerman (43)	Assistant Vice President (Officer since 2012)	Vice President of Dodge & Cox, Portfolio Manager, and Investment Analyst

Michael Kiedel (38)	Assistant Vice President (Officer since 2011)	Vice President (since 2012) and Investment Analyst of Dodge & Cox

Mary E. Klabunde (55)	Assistant Vice President (Officer since 2013)	Vice President of Dodge & Cox and Fund Administration and Client Service Representative

Thinh V. Le (39)	Assistant Vice President (Officer since 2010)	Vice President of Dodge & Cox and Investment Analyst

Nicholas V. Lockwood (35)	Assistant Vice President (Officer since 2012)	Vice President (since 2013) and Investment Analyst of Dodge & Cox

Hallie W. Marshall (35)	Assistant Vice President (Officer since 2012)	Portfolio Manager and Investment Analyst of Dodge & Cox (since 2011); Haas School of Business at the University of California, Berkeley MBA Program (2009-2011)

Kathleen Grey McCarthy (34)	Assistant Vice President (Officer since 2012)	Vice President (since 2012) of Dodge & Cox and Investment Analyst

Molly K. Myers (39)	Assistant Vice President (Officer since 2013)	Portfolio Manager (since 2013) of Dodge & Cox and Portfolio Manager Associate (2009-2013)

Name and (Age)	Position (s) with the Trust (Year of Election or Appointment)	Principal Occupation (s) During the Past Five Years

Joel-Patrick Millsap (34)	Assistant Vice President (Officer since 2012)	Vice President (since 2011) of Dodge & Cox and Investment Analyst

Masato Nakagawa (33)	Assistant Vice President (Officer since 2013)	Investment Analyst of Dodge & Cox (since 2012); Portfolio Manager at Freddie Mac (2003-2012)

Ria T. Nickens (43)	Assistant Vice President (Officer since 2002)	Vice President (since 2009) of Dodge & Cox and Client Service Representative

Shirlee R. Neil (49)	Assistant Vice President (Officer since 2005)	Vice President of Dodge & Cox, and Portfolio Manager

Amanda L. Nelson (42)	Assistant Vice President (Officer since 2010)	Vice President of Dodge & Cox and Investment Analyst

Stephanie D. Notowich (48)	Assistant Vice President (Officer since 2005)	Vice President of Dodge & Cox and Portfolio Manager

Arun R. Palakurthy (33)	Assistant Vice President (Officer since 2011)	Vice President (since 2012) of Dodge & Cox and Investment Analyst

E. Saul Pena (36)	Assistant Vice President (Officer since 2012)	Vice President (since 2009) of Dodge & Cox and Investment Analyst

Salil A. Phadnis (29)	Assistant Vice President (Officer since 2014)	Investment Analyst of Dodge & Cox (since 2013); Wharton School at the University of Pennsylvania MBA Program (2011-2013); Research Associate, Dodge & Cox (2009-2011)

Lynn A. Poole (54)	Assistant Vice President (Officer since 2001)	Vice President of Dodge & Cox, Portfolio Manager, and Investment Analyst

Nils M. Reuter (34)	Assistant Vice President (Officer since 2010)	Vice President (since 2010) of Dodge & Cox and Investment Analyst

Murray J. Rolfe (42)	Assistant Vice President (Officer since 2014)	Vice President of Dodge & Cox, Operations Manager (since 2013), and Performance and Reporting Manager (until 2013)

Matthew B. Schefer (29)	Assistant Vice President (Officer since 2012)	Investment Analyst (since 2011) and Research Associate (2008-2011) of Dodge & Cox

Tara E. Shamia (37)	Assistant Vice President (Officer since 2005)	Vice President (since 2012) of Dodge & Cox and Client Service Representative

Varinia T. Siefker (34)	Assistant Vice President (Officer since 2014)	Intermediary Operations Relationship Manager of Dodge & Cox (since 2014); Portfolio Strategist and Product Manager, Charles Schwab Investment Management (2011-2013); Marketing Product Manager, Principal Funds Distributor (2009-2011)

Paritosh Somani (35)	Assistant Vice President (Officer since 2012)	Vice President (since 2012) of Dodge & Cox and Investment Analyst

Savvy S. Soun (41)	Assistant Vice President (Officer since 2013)	Vice President of Dodge & Cox and Equity Trading Manager

Jay J. Stock (52)	Assistant Vice President (Officer since 2011)	Vice President (since 2009) of Dodge & Cox and Investment Analyst

Robert S. Turley (34)	Assistant Vice President (Officer since 2014)	Investment Analyst of Dodge & Cox (since 2013); Harvard University Ph.D. Program in Business Economics (2008-2013)

Name and (Age)	Position (s) with the Trust (Year of Election or Appointment)	Principal Occupation (s) During the Past Five Years

Eric R. Warner (52)	Assistant Vice President (Officer since 2006)	Vice President (since 2009) of Dodge & Cox and Portfolio Manager

Tae Yamaura (41)	Assistant Vice President (Officer since 2012)	Vice President (since 2012) of Dodge & Cox and Investment Analyst

Thomas M. Mistele (60)	Secretary (Officer since 1998)	Chief Operating Officer, Director, Secretary, Senior Counsel (since 2011) and General Counsel (until 2011) of Dodge & Cox

David H. Longhurst (56)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox

John M. Loll (48)	Assistant Treasurer and Assistant Secretary (Officer since 2000)	Vice President and Treasurer of Dodge & Cox

Katherine M. Primas (39)	Chief Compliance Officer (Officer since 2009)	Vice President (since 2011) and Chief Compliance Officer of Dodge & Cox

The Board of Trustees has the five standing committees listed below:

	Functions	Members	Number of Meetings Held During the Last Fiscal Year
Audit and Compliance Committee	Oversee the accounting and financial reporting processes of the Trust and each of its series and its internal controls and, as the Committee deems appropriate, inquire into the internal controls of certain third-party service providers; oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; oversee, or, as appropriate, assist Board of Trustees’ oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls and independent audits; approve prior to appointment the engagement of the Funds’ independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent auditors; and act as a liaison between the Funds’ independent auditors and Chief Compliance Officer and the Board.	Thomas A. Larsen Ann Mather (Chairperson) Robert B. Morris Gary Roughead Mark E. Smith John B. Taylor	2

Contract Review Committee	Consider the renewal of the Investment Management Agreements between the Funds and Dodge & Cox pursuant to Section 15(c) of the 1940 Act, and such other material contracts as the Board and Committee deem appropriate.	Thomas A. Larsen (Chairperson) Ann Mather Robert B. Morris Gary Roughead Mark E. Smith John B. Taylor	2

	Functions	Members	Number of Meetings Held During the Last Fiscal Year

Governance Committee	Nominate proposed members of committees of the Board; evaluate and recommend to the Board the compensation of Trustees and Trustee expense reimbursement policies; evaluate the performance of the Board as deemed necessary.	Thomas A. Larsen Ann Mather Robert B. Morris Gary Roughead Mark E. Smith John B. Taylor (Chairperson)	4

Nominating Committee	Determine such standards or qualifications for nominees to serve as Trustees, if any, as the Committee deems appropriate; identify possible candidates to become members of the Board in the event that a Trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more Trustees is to be elected; and consider and evaluate such candidates and recommend Trustee nominees for the Board’s approval.	Thomas A. Larsen Ann Mather Robert B. Morris Gary Roughead Mark E. Smith John B. Taylor (Chairperson)	7

Valuation Committee	Review and approve the Funds’ valuation policies; provide oversight for pricing of securities and calculation of net asset value; review “fair valuations” and determinations of liquidity of the Funds’ securities.	Thomas A. Larsen Ann Mather Robert B. Morris (Chairperson) Gary Roughead Mark E. Smith John B. Taylor	1

Trustees and Officers of the Trust affiliated with Dodge & Cox hold a controlling interest in Dodge & Cox. As of March 31, 2014, the Officers and Trustees of the Trust owned less than 1% of the outstanding shares of Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, and Dodge & Cox Income Fund. As of March 31, 2014, the Officers and Trustees of the Trust owned 1.7% of the outstanding shares of Dodge & Cox Global Stock Fund.

The following table shows the dollar range of any equity securities beneficially owned by the Trustees in any of the Funds in the Dodge & Cox Funds Complex as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees

Charles F. Pohl	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000

Dana M. Emery	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000

Independent Trustees

Thomas A. Larsen	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 Over $100,000 Over $100,000 none Over $100,000	Over $100,000

Ann Mather	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000

Robert B. Morris	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 none	Over $100,000

Gary Roughead*	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	$10,001-$50,000 $10,001-$50,000 none $10,001-$50,000 none	$10,001-$50,000

Mark E. Smith**	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 Over $100,000 Over $100,000 $10,001-$50,000 Over $100,000	Over $100,000

John B. Taylor	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund	Over $100,000 none Over $100,000 none Over $100,000	Over $100,000

*	Joined the Board of Trustees on December 17, 2013; Fund holdings are as of February 15, 2014.
**	Joined the Board of Trustees on April 23, 2014; Fund holdings are as of March 19, 2014.

The following table shows compensation paid by the Trust to Independent Trustees. The Trust does not pay any other remuneration to its Officers or Trustees, and has no bonus, profit-sharing, pension, or retirement plan.

Independent Trustee	Total Compensation from Funds and the Dodge & Cox Funds Complex paid to Trustees for Year Ended December 31, 2013
L. Dale Crandall*	$230,000
Thomas A. Larsen	$210,000
Ann Mather	$200,000
Robert B. Morris	$225,000
Gary Roughead**	$0
John B. Taylor	$210,000

*	Retired from the Board of Trustees effective April 2014
**	Joined the Board of Trustees on December 17, 2013

CODE OF ETHICS

The Funds and Dodge & Cox have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Dodge & Cox employees with access to information (access persons) about the purchase or sale of securities in a Fund’s portfolio may engage in personal securities transactions, including securities purchased or held by the Funds. However, the Code of Ethics requires, among other provisions, that access persons obtain approval before executing certain personal trades. The Code of Ethics is designed to place the interests of the Funds’ shareholders before the interests of the people who manage the Funds. The Code of Ethics is on file with the SEC.

PROXY VOTING POLICIES AND PROCEDURES

Dodge & Cox Funds Proxy Voting Policies and Procedures are attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 800-621-3979; or on or the Funds’ website at www.dodgeandcox.com, and (2) on the SEC’s website at www.sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

On March 31, 2014, National Financial Services, 200 Seaport Boulevard, Boston, MA 02210, owned of record 72,281,632 shares (22%), 74,715,291 shares (20%), 255,103,731 shares (20%), 30,728,644 shares (21%), and 321,580,946 (17%) of the outstanding shares of Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund, respectively.

The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105, owned of record 37,333,762 shares (12%), 42,151,173 shares (11%), 120,855,214 shares (9%), 19,339,361 shares (13%), and 200,021,855 shares (11%) of the outstanding shares of Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund, respectively.

Edward Jones, 12555 Manchester Road, Saint Louis, MO 63131, owned of record 172,531,312 (9%) of the outstanding shares of Dodge & Cox Income Fund.

A person owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Fund. On May 1, 2014, Dodge & Cox owned of record 100% of the outstanding shares of Dodge & Cox Global Bond Fund. As a result, Dodge & Cox would have the ability to vote a majority of the shares of the Dodge & Cox Global Bond Fund on any matter requiring shareholder approval.

The Trust knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of any Fund.

INVESTMENT MANAGER

Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104, a California corporation, is employed by the Trust as manager and investment adviser of the Funds, subject to the direction of the Board of Trustees. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930, and has served as manager and investment adviser for the Funds since each Fund’s inception.

Dodge & Cox is not engaged in the brokerage business nor in the business of dealing in or selling securities. Its activities are devoted to investment research and the supervision of investment accounts for individuals, trustees, corporations, pension and profit-sharing funds, public entities, and charitable institutions. The Dodge & Cox Stock Fund, Balanced Fund, and Global Bond Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of each Fund. The Dodge & Cox Global Stock Fund and International Stock Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.60% of the average daily net asset value of the Fund. The Dodge & Cox Income Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund up to $100 million and 0.40% of the average daily net asset value of the Fund in excess of $100 million.

The Investment Management Agreements with the Dodge & Cox Stock Fund and Income Fund provide that Dodge & Cox will waive its fee for any calendar year to the extent that such fee plus all other ordinary operating expenses paid by the Fund exceed 0.75% and 1%, respectively, of the average daily net asset value of the Fund. No waiver of management fee was required for 2013 under the agreements. For the fiscal periods ending December 31, 2014 and 2015, Dodge & Cox has contractually agreed to reimburse the Dodge & Cox Global Bond Fund for all ordinary expenses to the extent necessary to maintain its total fund operating expenses at 0.60%. The agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party. Investment management fees received by Dodge & Cox from the Funds for the last three years were as follows:

	2013	2012	2011
Dodge & Cox Stock Fund	$238,546,912	$196,296,447	$205,646,420
Dodge & Cox Global Stock Fund	19,554,607	13,233,494	11,490,296
Dodge & Cox International Stock Fund	277,562,377	227,863,650	253,217,597
Dodge & Cox Balanced Fund	66,981,438	62,346,463	69,707,857
Dodge & Cox Income Fund	103,980,437	101,872,398	94,070,507

The contracts may be terminated at any time without penalty upon 60 days written notice by action of the Trustees, shareholders or by Dodge & Cox. The contracts will terminate automatically should there be an assignment thereof. In addition to Dodge & Cox’s fee, each Fund pays other direct expenses, including transfer agent, custodial, accounting, legal, insurance and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and shareholder meeting expenses; membership dues for trade associations; legal expenses for Independent Legal Counsel to the Independent Trustees of the Trust; and Trustee fees and expenses. In 2013, the ratio of total operating expenses to average net assets of Dodge & Cox Stock Fund, Global Stock Fund, International Stock Fund, Balanced Fund and Income Fund were 0.52%, 0.65%, 0.64%, 0.53% and 0.43%, respectively. Dodge & Cox furnishes personnel and other facilities necessary for the operation of the Funds for which it receives no additional compensation. Dodge & Cox supervises the operations of the Funds and directs the investment and reinvestment of its assets and furnishes all executive personnel and office space required.

Dodge & Cox serves as investment manager of each Subsidiary. Pursuant to the Investment Management Agreement between each Subsidiary and Dodge & Cox, Dodge & Cox does not receive compensation from the Subsidiary for the portfolio management and administrative services it provides to a Subsidiary. The direct expenses of a Subsidiary, including transfer agent, custodial, accounting, legal, insurance and audit fees, organizational expenses, and taxes and governmental fees, are borne by the relevant Fund. Each Investment Management Agreement between the Subsidiary and Dodge & Cox may be terminated at any time without penalty upon 60 days written notice by action of the Subsidiary’s directors or by Dodge & Cox, and will terminate automatically should there be an assignment thereof.

INVESTMENT COMMITTEE MEMBERS

As described in the Funds’ Prospectus, the Dodge & Cox Stock Fund’s investments and the stock portion of the Dodge & Cox Balanced Fund are managed by Dodge & Cox’s Investment Policy Committee (IPC), and no one IPC member is primarily responsible for making investment recommendations for the Funds. The IPC also makes asset allocation decisions among equity and debt securities in the Dodge

& Cox Balanced Fund. The Dodge & Cox Global Stock Fund’s investments are managed by Dodge & Cox’s Global Stock Investment Policy Committee (GSIPC), and no one GSIPC member is primarily responsible for making investment recommendations for the Fund. The Dodge & Cox International Stock Fund’s investments are managed by Dodge & Cox’s International Investment Policy Committee (IIPC), and no one IIPC member is primarily responsible for making investment recommendations for the Fund. The Dodge & Cox Income Fund’s investments and the debt portion of the Dodge & Cox Balanced Fund are managed by Dodge & Cox’s Fixed Income Investment Policy Committee (FIIPC), and no one FIIPC member is primarily responsible for making investment recommendations for the Funds. The Dodge & Cox Global Bond Fund’s investments are managed by Dodge & Cox’s Global Bond Investment Policy Committee (GBIPC), and no one GBIPC member is primarily responsible for making investment recommendations for the Fund. The research work of Dodge & Cox is organized for comprehensive and continuous appraisal of the economy and of various industries and companies. Supplemental research facilities are used to obtain additional coverage of business and financial developments affecting comparative security values.

Other Accounts Managed By Investment Committee Members

The investment committee members may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account.

Dodge & Cox Stock Fund (number of accounts and total assets is as of December 31, 2013)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
IPC Members
John A. Gunn
Number of Other Accounts Managed	3	3	0
Total Assets in Other Accounts Managed	71,944,132,160	587,870,422	0
Charles F. Pohl
Number of Other Accounts Managed	4	3	0
Total Assets in Other Accounts Managed	96,598,216,261	587,870,422	0
C. Bryan Cameron
Number of Other Accounts Managed	2	2	0
Total Assets in Other Accounts Managed	68,020,142,064	167,017,470	0
Diana S. Strandberg
Number of Other Accounts Managed	3	3	0
Total Assets in Other Accounts Managed	71,944,132,160	587,870,422	0
David C. Hoeft
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	14,403,925,106	130,462,797	0
Gregory R. Serrurier
Number of Other Accounts Managed	2	2	33
Total Assets in Other Accounts Managed	68,020,142,064	167,017,470	2,245,975,666
Wendell W. Birkhofer
Number of Other Accounts Managed	1	1	73
Total Assets in Other Accounts Managed	14,403,925,106	130,462,797	5,739,729,913
Steven C. Voorhis
Number of Other Accounts Managed	2	2	0
Total Assets in Other Accounts Managed	18,327,915,202	551,315,749	0
Philippe Barret, Jr.
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	14,403,925,106	130,462,797	0

Dodge & Cox Global Stock Fund (number of accounts and total assets is as of December 31, 2013)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
GSIPC Members
Charles F. Pohl
Number of Other Accounts Managed	4	3	0
Total Assets in Other Accounts Managed	147,521,741,697	587,870,422	0
Diana S. Strandberg
Number of Other Accounts Managed	3	3	0
Total Assets in Other Accounts Managed	122,867,657,596	587,870,422	0
Steven C. Voorhis
Number of Other Accounts Managed	2	2	0
Total Assets in Other Accounts Managed	69,251,440,638	551,315,749	0
Karol Marcin
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	0	420,852,952	0
Lily S. Beischer
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	0	420,852,952	0
Roger G. Kuo
Number of Other Accounts Managed	1	2	0
Total Assets in Other Accounts Managed	53,616,216,958	457,407,625	0
Raymond J. Mertens*
Number of Other Accounts Managed	0	0	0
Total Assets in Other Accounts Managed	0	0	0

*	Mr. Mertens was appointed to the GSIPC effective February 28, 2014.

Dodge & Cox International Stock Fund (number of accounts and total assets is as of December 31, 2013)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
IIPC Members
John A. Gunn
Number of Other Accounts Managed	3	3	0
Total Assets in Other Accounts Managed	73,175,430,734	587,870,422	0
Charles F. Pohl
Number of Other Accounts Managed	4	3	0
Total Assets in Other Accounts Managed	97,829,514,835	587,870,422	0

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
Diana S. Strandberg
Number of Other Accounts Managed	3	3	0
Total Assets in Other Accounts Managed	73,175,430,734	587,870,422	0
C. Bryan Cameron
Number of Other Accounts Managed	2	2	0
Total Assets in Other Accounts Managed	69,251,440,638	167,017,470	0
Gregory R. Serrurier
Number of Other Accounts Managed	2	2	33
Total Assets in Other Accounts Managed	69,251,440,638	167,017,470	2,245,975,666
Mario C. DiPrisco
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	0	36,554,673	0
Roger G. Kuo
Number of Other Accounts Managed	1	2	0
Total Assets in Other Accounts Managed	3,923,990,096	457,407,625	0
Keiko Horkan
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	0	36,554,673	0
Richard T. Callister
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	0	36,554,673	0

Dodge & Cox Balanced Fund (number of accounts and total assets is as of December 31, 2013)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
IPC and FIIPC Members
John A. Gunn
Number of Other Accounts Managed	3	3	0
Total Assets in Other Accounts Managed	112,387,722,586	587,870,422	0
Dana M. Emery
Number of Other Accounts Managed	1	0	6
Total Assets in Other Accounts Managed	24,654,084,101	0	2,431,213,899
Charles F. Pohl
Number of Other Accounts Managed	4	3	0
Total Assets in Other Accounts Managed	137,041,806,687	587,870,422	0

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
C. Bryan Cameron
Number of Other Accounts Managed	2	2	0
Total Assets in Other Accounts Managed	108,463,732,490	167,017,470	0
Diana S. Strandberg
Number of Other Accounts Managed	3	3	0
Total Assets in Other Accounts Managed	112,387,722,586	587,870,422	0
Thomas S. Dugan
Number of Other Accounts Managed	1	0	18
Total Assets in Other Accounts Managed	24,654,084,101	0	8,014,127,897
David C. Hoeft
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	54,847,515,532	130,462,797	0
Gregory R. Serrurier
Number of Other Accounts Managed	2	2	33
Total Assets in Other Accounts Managed	108,463,732,490	167,017,470	2,245,975,666
Wendell W. Birkhofer
Number of Other Accounts Managed	1	1	73
Total Assets in Other Accounts Managed	54,847,515,532	130,462,797	5,739,729,913
Steven C. Voorhis
Number of Other Accounts Managed	2	2	0
Total Assets in Other Accounts Managed	58,771,505,628	551,315,749	0
Kent E. Radspinner
Number of Other Accounts Managed	1	0	22
Total Assets in Other Accounts Managed	24,654,084,101	0	5,777,500,538
Larissa K. Roesch
Number of Other Accounts Managed	1	0	28
Total Assets in Other Accounts Managed	24,654,084,101	0	9,205,176,852
James H. Dignan
Number of Other Accounts Managed	1	0	8
Total Assets in Other Accounts Managed	24,654,084,101	0	2,499,560,808
Anthony J. Brekke
Number of Other Accounts Managed	1	0	5
Total Assets in Other Accounts Managed	24,654,084,101	0	1,624,992,993
Adam S. Rubinson
Number of Other Accounts Managed	1	0	0
Total Assets in Other Accounts Managed	24,654,084,101	0	0

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
Lucinda I. Johns
Number of Other Accounts Managed	1	0	0
Total Assets in Other Accounts Managed	24,654,084,101	0	0
Philippe Barret, Jr.
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	54,847,515,532	130,462,797	0

Dodge & Cox Income Fund (number of accounts and total assets is as of December 31, 2013)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
FIIPC Members
Dana M. Emery
Number of Other Accounts Managed	1	0	6
Total Assets in Other Accounts Managed	14,403,925,106	0	2,431,213,899
Charles F. Pohl
Number of Other Accounts Managed	4	3	0
Total Assets in Other Accounts Managed	126,791,647,692	587,870,422	0
Thomas S. Dugan
Number of Other Accounts Managed	1	0	18
Total Assets in Other Accounts Managed	14,403,925,106	0	8,014,127,897
Kent E. Radspinner
Number of Other Accounts Managed	1	0	22
Total Assets in Other Accounts Managed	14,403,925,106	0	5,777,500,538
Larissa K. Roesch
Number of Other Accounts Managed	1	0	28
Total Assets in Other Accounts Managed	14,403,925,106	0	9,205,176,852
James H. Dignan
Number of Other Accounts Managed	1	0	8
Total Assets in Other Accounts Managed	14,403,925,106	0	2,499,560,808
Anthony J. Brekke
Number of Other Accounts Managed	1	0	5
Total Assets in Other Accounts Managed	14,403,925,106	0	1,624,992,993
Adam S. Rubinson
Number of Other Accounts Managed	1	0	0
Total Assets in Other Accounts Managed	14,403,925,106	0	0
Lucinda I. Johns
Number of Other Accounts Managed	1	0	0
Total Assets in Other Accounts Managed	14,403,925,106	0	0

Dodge & Cox Global Bond Fund (number of accounts and total assets is as of December 31, 2013)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
GBIPC Members
Dana M. Emery
Number of Other Accounts Managed	2	0	6
Total Assets in Other Accounts Managed	39,058,009,207	0	2,431,213,899
Diana S. Strandberg
Number of Other Accounts Managed	4	3	0
Total Assets in Other Accounts Managed	126,791,647,692	587,870,422	0
Thomas S. Dugan
Number of Other Accounts Managed	2	0	18
Total Assets in Other Accounts Managed	39,058,009,207	0	8,014,127,897
James H. Dignan
Number of Other Accounts Managed	2	0	8
Total Assets in Other Accounts Managed	39,058,009,207	0	2,499,560,808
Adam S. Rubinson
Number of Other Accounts Managed	2	0	0
Total Assets in Other Accounts Managed	39,058,009,207	0	0
Lucinda I. Johns
Number of Other Accounts Managed	2	0	6
Total Assets in Other Accounts Managed	39,058,009,207	0	0

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts, including potential conflicts of interest related to the knowledge and timing of the Funds’ trades, investment opportunities, broker selection and Fund investments. Because of their roles on the investment committees, investment committee members may be privy to the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that investment committee members could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund. It is possible that an investment opportunity may be suitable for both a Fund and other accounts managed by investment committee members, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Dodge & Cox has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. With respect to securities transactions for the Funds, Dodge & Cox determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to its other accounts, Dodge & Cox may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dodge & Cox may place separate, non-simultaneous transactions for a Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other account. Additionally, members of investment committees or their relatives may invest in a Fund and a conflict may arise where they may have an incentive to treat the Fund that they invest in preferentially as compared to other accounts.

Conflicts of interest may also arise in cases where Dodge & Cox clients with different strategies (including Funds with different strategies) invest in different parts of an issuer’s capital structure, such as when one client owns debt obligations of an issuer and another client owns equity in the same issuer. For example, if an issuer in which different clients own different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (such as conflicts over proposed waivers and amendments to debt covenants). A debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity holder might prefer a reorganization that holds the potential to create value for the equity holders.

Although in some cases Dodge & Cox may refrain from taking certain actions or making investments on behalf of clients/Funds because of conflicts (potentially disadvantaging those on whose behalf the actions are not taken or investments not made), in other cases Dodge & Cox will not refrain from taking actions or making investments on behalf of some clients/Funds that have the potential to disadvantage other clients. Any of the foregoing conflicts of interest will be reviewed on a case-by-case basis. Any review will take into consideration the interests of the relevant clients/Funds, the circumstances giving rise to the conflict, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests, and Dodge & Cox will attempt to resolve such matters fairly, but even fair resolution may be resolved in favor of other clients, including Funds, which pay Dodge & Cox higher fees. There can be no assurance that any actual or potential conflicts of interest will not result in a particular client or group of clients/Funds receiving less favorable investment terms in certain investments than if such conflicts of interest did not exist.

Compensation

Compensation of Dodge & Cox Funds’ investment committee members includes a base salary, cash bonus, and a package of employee benefits which are generally available to all salaried employees. Compensation is structured to emphasize the success of Dodge & Cox rather than that of any one individual. Dodge & Cox does not have any “incentive compensation” or “deferred compensation” programs. Compensation is not linked to the distribution of Fund shares or to the performance of any account or Fund. All investment committee members also participate in equity ownership of Dodge & Cox. Each element of compensation is detailed below:

Base Salary. Each investment committee member is paid a fixed base salary which is intended to be competitive in light of each member’s experience and responsibilities.

Bonus. Bonus payments are based on a number of factors including the profitability of Dodge & Cox and the member’s long-term contributions to the firm. Dodge & Cox’s principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Dodge & Cox participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Equity Ownership. All investment committee members are shareholders of Dodge & Cox, which is a private, employee-owned S-corporation. A shareholder’s equity interest in Dodge & Cox provides pass-through income of Dodge & Cox’s profits and annual cash distributions based on each shareholder’s proportionate interest. Shareholder distributions are generally determined based on considerations of Dodge & Cox’s working capital requirements, net income generated each year, and estimated tax liabilities associated with the pass-through of Dodge & Cox’s income. Dodge & Cox’s shares are issued and redeemed at book value and may be held only by active employees of the company. Changes in share ownership are controlled by Dodge & Cox’s Board of Directors, whose decisions regarding share ownership are based on each member’s long-term contributions to the firm. Shareholders also may receive a benefit from the appreciation of the book value of their shares, which may be realized when shares are repurchased by Dodge & Cox from the shareholder.

Employee Benefit Program. Investment committee members participate in benefit plans and programs available generally to all employees, which includes a qualified, defined-contribution profit sharing plan funded at the maximum allowable amount.

The above information regarding compensation of investment committee members is current as of December 31, 2013.

Ownership of Securities

The following table indicates the dollar range of securities of each Dodge & Cox Fund beneficially owned by the Fund’s investment committee members as of December 31, 2013.

AGGREGATE DOLLAR RANGE OF SECURITIES IN THE FUND
	Dodge & Cox Stock Fund	Dodge & Cox Balanced Fund
Investment Policy Committee
Wendell W. Birkhofer	G	F
C. Bryan Cameron	G	G
John A. Gunn	G	G
David C. Hoeft	G	G
Charles F. Pohl	G	G

AGGREGATE DOLLAR RANGE OF SECURITIES IN THE FUND
Gregory R. Serrurier	G	F
Diana S. Strandberg	G	G
Steven C. Voorhis	G	E
Philippe Barret, Jr.	E	E

Dodge & Cox Global Stock Fund
Global Stock Investment Policy Committee
Lily S. Beischer	F
Roger G. Kuo	G
Karol Marcin	G
Raymond J. Mertens*	F
Charles F. Pohl	G
Diana S. Strandberg	G
Steven C. Voorhis	G

Dodge & Cox International Stock Fund
International Investment Policy Committee
Richard T. Callister	F
C. Bryan Cameron	G
Mario C. DiPrisco	E
John A. Gunn	G
Keiko Horkan	G
Roger G. Kuo	G
Charles F. Pohl	G
Gregory R. Serrurier	G
Diana S. Strandberg	G

	Dodge & Cox Balanced Fund	Dodge & Cox Income Fund
Fixed Income Investment Policy Committee
Anthony J. Brekke	E	E
James H. Dignan	F	G
Thomas S. Dugan	G	G
Dana M. Emery	G	G
Lucinda I. Johns	E	E
Charles F. Pohl	G	G
Kent E. Radspinner	G	G
Larissa K. Roesch	E	E
Adam S. Rubinson	F	E

AGGREGATE DOLLAR RANGE OF SECURITIES IN THE FUND
Dodge & Cox Global Bond Fund
Global Bond Investment Policy Committee	**
Dana M. Emery	**
Diana S. Strandberg	**
Thomas S. Dugan	**
James H. Dignan	**
Adam S. Rubinson	**
Lucinda I. Johns	**

RANGES: A—NONE; B—$1-$10,000; C—$10,001-$50,000; D—$50,001-$100,000; E—$100,001-$500,000; F—$500,001-$1,000,000; G—MORE THAN $1,000,000.

*	Mr. Mertens. was appointed as a policy committee member effective February 28, 2014; His Fund holdings are as of such date.
**	The Dodge & Cox Global Bond Fund is effective May 1, 2014.

Dodge & Cox’s profit sharing plan is 94% invested in shares of the Funds. As of December  31, 2013, the profit sharing plan held $166,811,648 in the Funds.

OTHER SERVICE PROVIDERS

Custodian and Transfer Agent

State Street Bank and Trust Company, P.O. Box 8422, Boston, Massachusetts 02266-8422 (800-621-3979), at its offices of its branches and agencies throughout the world, acts as custodian of all cash and securities of the Funds and serves as fund accounting agent for the Funds. As Foreign Custody Manager for the Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositaries, and furnishes information relevant to the selection of compulsory depositaries. Boston Financial Data Services, P.O. Box 8422, Boston, Massachusetts 02266-8422 (800-621-3979) acts as transfer and dividend disbursing agent for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111, is the Independent Registered Public Accounting Firm to the Funds, subject to annual appointment by the Board of Trustees. PricewaterhouseCoopers LLP conducts an annual audit of the accounts and records of each Fund, reports on the Funds’ annual financial statements, and performs tax and accounting advisory services.

Independent Legal Counsel to the Independent Trustees

Ropes & Gray LLP, One Embarcadero Center, Suite 2200, San Francisco, CA 94111, currently serves as Independent Legal Counsel to the Independent Trustees. A determination with respect to the independence of the Independent Legal Counsel is made at least annually by the Independent Trustees, as prescribed by the 1940 Act and the rules promulgated thereunder.

Legal Counsel to the Funds

Dechert LLP, 1900 K Street, NW, Washington, DC 20006, currently serves as legal counsel to the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Investment Management Agreements provide that Dodge & Cox is responsible for selecting members of securities exchanges, brokers and dealers (brokers) for the execution of a Fund’s portfolio transactions and, when applicable, the negotiation of commissions. All decisions and placements are made in accordance with the following principles:

1.	Dodge & Cox’s objective in selecting brokers and effecting portfolio transactions in securities is to seek best execution with respect to portfolio transactions. In deciding what constitutes best execution, the determinative factor is not simply quantitative, e.g., the lowest possible transaction cost, but also whether the transaction represents the best qualitative execution. The determination of what may constitute best execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved and to search for and obtain liquidity to minimize market impact, availability of the broker to stand ready to execute possibly difficult transactions, and the financial strength and stability of the broker. Because determining best execution involves qualitative judgments on a variety of factors, Dodge & Cox does not use a single basis of measurement that can be applied to all trades. Rather, Dodge & Cox views best execution as a process that should be evaluated over time as part of an overall relationship with a broker rather than on a trade-by-trade basis. Therefore, Dodge & Cox focuses on establishing the appropriate level of oversight, checks and balances, and documentation of best execution processes.

2.	Factors used to select brokers and/or electronic trading platforms to execute equity transactions include, but are not limited to, Dodge & Cox’s knowledge of negotiated commission rates; the nature of the security being traded; the size and type of the transaction; research and brokerage services provided by the broker; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance, and settlement capabilities as well as the reputation and perceived operational/financial soundness of the broker; Dodge & Cox’s knowledge of actual or apparent operational problems of any broker; the broker’s historical transaction and execution services; and the reasonableness of spreads or commissions. Dodge & Cox does not select brokers solely on the basis of purported or “posted” commissions, nor does it always seek in advance competitive bidding for the most favorable commission applicable to any particular portfolio transaction. Although Dodge & Cox generally seeks competitive commissions, it will not necessarily select a broker based on the lowest commission charged in a given transaction. Dodge & Cox may not pay the lowest available commission when it believes that a broker charging a higher commission offers greater liquidity or improved price or execution; Dodge & Cox may also select a broker in recognition of research and/or brokerage services provided or expected to be provided.

When effecting a debt securities transaction in the secondary market, Dodge & Cox generally will select brokers who are deemed likely to provide best execution for the specific transaction based on certain factors. These factors may include, but are not limited to, access to offerings; market familiarity; integrity (ability to maintain confidentiality); history of competitive pricing; trade settlement capability; expertise; financial condition (credit risk); and reliability and willingness to commit capital.

3.	Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and overseas, these commissions are negotiated. Equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed; however, listed securities may be purchased in the over-the-counter market if such market provides best execution and liquidity. In underwritten offerings, the price includes a disclosed selling concession.

For debt securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

4.	Dodge & Cox is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (1934 Act), for a Fund and/or other accounts, if any, for which Dodge & Cox exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable (sometimes referred to as “soft dollar” arrangements). Such allocation may cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Dodge & Cox determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or with Dodge & Cox’s overall responsibilities with respect to a Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, Dodge & Cox is not required to place or attempt to place a specific cash (i.e., “hard dollar”) value on the research or execution services of a broker or on the portion of any commission reflecting brokerage or research services. In demonstrating that such determinations were made in good faith, Dodge & Cox will be prepared to show that all commissions were allocated and paid for purposes contemplated by a Fund’s brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to Dodge & Cox in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range.

The determination that commissions are within a reasonable range will be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, and will also take into account a Fund’s policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to a Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research services which are provided to Dodge & Cox are useful to Dodge & Cox in performing its advisory services under its Investment Management Agreement with a Fund. Research services provided by brokers to Dodge & Cox are considered to be in addition to, and not in lieu of, services required to be performed by Dodge & Cox under its Investment Management Agreement. Research furnished by brokers through whom a Fund effects securities transactions may be used by Dodge & Cox for any of its accounts, and not all such research may be used by Dodge & Cox for the Funds.

The research services received by Dodge & Cox may be produced by the brokers effecting the trade (“proprietary research”), or by a third party broker that is not involved in effecting the trade (“third party research”). Research services received by Dodge & Cox include, without limitation, information on the economy, industries, groups of securities, and individual companies; statistical information and databases; accounting and tax law interpretations; political developments; legal and regulatory developments affecting portfolio securities; pricing and appraisal services; industry consultants; issuer disclosure services; credit, risk measurement, and performance analysis; and analysis of corporate responsibility issues. Research services may also include providing opportunities to meet with company executives, which allows Dodge & Cox analysts to gather information about a specific company, industry, or sector and to directly evaluate the strengths and weaknesses of an issuer’s management team.

The receipt of investment research and information and related services permits Dodge & Cox to supplement its own research and analysis and makes available to Dodge & Cox the views and information of individuals and research staffs of other firms, including persons having special expertise on certain companies, industries, areas of the economy, market factors, or other areas.

Research services are subject to internal analysis before being incorporated into Dodge & Cox’s investment process.

Dodge & Cox may use brokerage commissions to acquire research and related services from third party vendors and brokers through commission-sharing arrangements (CSAs). CSAs are agreements between an investment adviser and a broker in which the executing broker allocates a portion of brokerage commissions to a “commission pool,” which can be used to acquire third party research from another broker. Dodge & Cox may also use “step-outs” or similar transactions with brokers. In a step-out arrangement, the investment adviser executes a trade through one broker but instructs that broker to step-out all or a portion of the trade to a second broker that provides research and/or brokerage services to Dodge & Cox. This second broker will clear and settle, and receive commissions for, the stepped-out portion of the trade.

Dodge & Cox may also use hard dollars out of its own assets to pay for third party research.

5.	Purchases and sales of portfolio securities within the United States other than on a securities exchange will be executed with primary market makers acting as principal except where, in the judgment of Dodge & Cox, better prices and execution may be obtained on a commission basis or from other sources.

Insofar as known to management, no Trustee or officer of the Trust, nor Dodge & Cox or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of a Fund. There is no fixed method used in determining which brokers receive which order or how many orders.

Periodically Dodge & Cox reviews the current commission rates and discusses the execution capabilities and the services provided by the various brokers Dodge & Cox is utilizing in the execution of orders. Research services furnished by the brokers through whom Dodge & Cox effects security transactions for a Fund may be used in servicing some or all of Dodge & Cox’s accounts, however, all such services may not be used by Dodge & Cox in connection with a Fund. Aggregate brokerage commissions, excluding underwriting concessions, paid by Dodge & Cox Stock Fund, Global Stock Fund, International Stock Fund and Balanced Fund during the last three years were as follows:

	2013	2012	2011
Dodge & Cox Stock Fund[1]	$12,081,421	$8,473,656	$9,946,695
Dodge & Cox Global Stock Fund[1,2]	1,312,200	661,545	530,505
Dodge & Cox International Stock Fund[1]	13,590,488	7,794,834	9,054,362
Dodge & Cox Balanced Fund[1]	3,425,099	2,508,196	2,717,311

[1]	The increase in brokerage commissions from 2012 to 2013 was primarily due to higher portfolio turnover and higher commission rates.
[2]	The increase in brokerage commissions from 2011 to 2012 was primarily due to growth in Fund net assets and the corresponding increase in the magnitude of security transactions.

In 2013, Dodge & Cox Stock Fund, Global Stock Fund, International Stock Fund, and Balanced Fund paid brokerage commissions of $11,729,559, $1,290,566, $13,501,171, and $3,290,417, respectively, from aggregate portfolio transactions of $12,888,088,555, $1,644,499,215, $14,335,011,347, and $4,417,915,901, respectively, to brokers that provided research services.

As of December 31, 2013, Dodge & Cox Funds held the following securities of their regular broker-dealers or parent entities:

	Issuer	Value
Dodge & Cox Stock Fund	Goldman Sachs Group, Inc.	$1,240,199,590
	Bank of America Corp.	1,202,232,879
	JPMorgan Chase & Co.	439,880,712
Dodge & Cox Global Stock Fund	Credit Suisse Group AG	69,852,653
	Goldman Sachs Group, Inc.	54,808,792
	Bank of America Corp.	49,828,671
	Barclays PLC	42,887,259
	HSBC Holdings PLC	33,106,256
Dodge & Cox International Stock Fund	Credit Suisse Group AG	1,388,708,204
	HSBC Holdings PLC	1,189,094,902
	Barclays PLC	746,412,748
Dodge & Cox Balanced Fund	Bank of America Corp.	299,438,674
	Goldman Sachs Group, Inc.	217,498,020
	JPMorgan Chase & Co.	114,317,323
	Citigroup, Inc.	76,368,030

	Issuer	Value
Dodge & Cox Income Fund	Bank of America Corp.	530,153,097
	Citigroup, Inc.	444,926,138
	HSBC Holdings PLC	311,262,119
	JPMorgan Chase & Co.	145,989,239

Investment decisions for a Fund are made independently from those of the other Funds and other accounts managed by Dodge & Cox. It may frequently develop that the same investment decision is made for more than one account. Simultaneous transactions may often occur when the same security is suitable for the investment objective of more than one account. When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the transactions are averaged as to price and allocated as to amount in accordance with a formula equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or availability of the security as far as a Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for the Fund.

CAPITAL STOCK

The Trust was organized as a Delaware statutory trust in 1998. Each of the six Dodge & Cox Funds is a series of the Trust, and each has a single class of shares. Each share evidences a beneficial ownership interest in a Fund, and there is no limit to the number of shares that may be issued. All shares of a Fund have the same rights as to redemption, dividends, and in liquidation. All shares issued are fully paid and non-assessable, are transferable, and are redeemable at net asset value upon demand of the shareholder. Shares have no preemptive or conversion rights. The Trust is not required to hold annual meetings of shareholders. Three of the Funds existed with a different legal form before they were reorganized as series of the Trust in 1998 following shareholder votes. Dodge & Cox Balanced Fund was established in 1931; Dodge & Cox Stock Fund in 1965; Dodge & Cox Income Fund in 1989; Dodge & Cox International Stock Fund in 2001; Dodge & Cox Global Stock Fund in 2008; and Dodge & Cox Global Bond Fund in 2014.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

The procedures for purchasing and redeeming shares of a Fund are described in the Funds’ Prospectus, which is incorporated herein by reference.

NET ASSET VALUE PER SHARE

The purchase and redemption price of a Fund’s shares is equal to a Fund’s net asset value per share (NAV) or share price. A Fund determines its NAV by subtracting a Fund’s total liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities a Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAV of a Fund is normally calculated as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. The NYSE is closed on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Determination of NAV (and subscriptions and redemptions of shares) for a Fund may be suspended when (a) the NYSE is closed, other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (d) a governmental body having jurisdiction over a Fund may by order permit such a suspension for the protection of a Fund’s shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

For purposes of calculating the NAV, portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Debt securities and non-exchange traded derivatives are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Foreign currency forward contracts are valued using the prevailing forward exchange rate. Security values are not discounted based on the size of a Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value.

Trading in securities denominated in foreign currencies and traded on European, African, and Asian securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in non-U.S. securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Fund’s NAV is not calculated. Thus, the calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the value of these foreign securities occur, the securities are valued at fair value.

PURCHASES IN-KIND

Dodge & Cox may, at its discretion, permit you to purchase shares of a Fund through the exchange of other securities you own. Any securities exchanged (i) must meet the investment objective, policies and limitations of the Fund; (ii) must have a readily ascertainable market value; (iii) must be liquid; (iv) must not be subject to restrictions on resale; and (v) the market value of any securities exchanged, plus any cash, must be at least $25 million; Dodge & Cox reserves the right to make exceptions to this minimum at its discretion. Dodge & Cox has unlimited discretion to accept or reject any securities submitted for exchange. Fund shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. The basis of the exchange will depend upon the net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets, and such value will include any interest accrued on the securities prior to their delivery to the Fund. The securities become the property of the Fund as of the date of the exchange, at which time any interest, dividends, subscription, or other rights that are attached to the securities also become the property of the Fund.

REDEMPTIONS IN KIND

The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund’s NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Funds have elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

TAXATION OF THE FUNDS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (Code), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive. You should consult your own tax adviser with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify each year as a regulated investment company under the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more controlled issuers in the same or similar or related trades or businesses, or in certain publicly traded partnerships. As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of each Fund’s investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses)and any net tax-exempt income for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends which are generally taxable to shareholders as ordinary income, even if those distributions are attributable (wholly or partly) to net long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must generally distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. Certain deferrals, elections and adjustments may apply in computing a Fund’s taxable income and net gains and in calculating the required distribution under the excise tax.

You need to be aware of the possible tax consequences when:

•	You sell Fund shares, including an exchange from one Fund to another.

•	A Fund makes a distribution to your account.

TAXES ON FUND REDEMPTIONS

If your shares are held in a taxable account, you will generally have a taxable capital gain or loss if you sell your Fund shares or exchange them for shares of a different Fund. The amount of the gain or loss and the rate of tax will depend primarily upon how much you paid for the shares (your “cost basis”), how much you sold them for, and how long you held them. Your total cost basis is generally the original amount paid for shares in a Fund, plus the value of reinvested dividends and capital gains distributions.

At the time you sell shares from a Fund, you should inform the Fund of your cost selection for tax reporting purposes, or you should specify in advance a standing cost basis method for your account. For tax reporting purposes, the cost basis of shares that you sell must be determined using a method acceptable to the IRS. Such methods include (but are not limited to) the “first in first out” (FIFO) method and the “average cost” method. Unless you specify an alternate cost basis method, the Funds will default to the average cost method when calculating cost basis.

“Covered shares” are generally Fund shares that are acquired on or after January 1, 2012. If you sell or exchange covered shares within a taxable account, the Funds will report the gross proceeds, cost basis, and holding period of the shares sold on Form 1099-B by February 15th. The Funds will also report this information to the IRS. “Non-covered shares” generally are those Fund shares acquired prior to January 1, 2012, or shares transferred into your account without corresponding cost basis information. If you sell or exchange non-covered shares from a taxable account, the Funds will report the gross proceeds to you and to the IRS on Form 1099-B. If the Funds have average cost basis information for the non-covered shares sold, the information will be reported to you on a separate statement mailed along with Form 1099-B. The information on the separate statement is not reported to the IRS. Additional information about cost basis reporting is available at dodgeandcox.com/costbasis.

Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the acquired shares will be adjusted to reflect the disallowed loss. If you hold Fund shares for six months or less and during that period receive a distribution taxable to you as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

To help you maintain accurate records, the Funds will send you a confirmation immediately following each transaction (except for systematic purchases) and quarterly and year-end statements detailing all transactions in your account during the period.

TAXES ON FUND DISTRIBUTIONS

The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until shareholders withdraw money from them.

Distributions of investment company taxable income are taxable to you, whether paid in cash or reinvested in Fund shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. Holders of a Dodge & Cox Fund, other than the Income Fund, may be able to take such a deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

A portion of the dividends paid to you by a Fund may be qualified dividends subject to a maximum tax rate of 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts). In general, income dividends from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend. Dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly reported by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to you as long-term gain, regardless of how long you have held Fund shares. Distributions of net capital gains from assets held by a Fund for one year or less will be taxed as ordinary income.

A portion of a Fund’s distributions may be treated as a return of capital to you for federal income tax purposes. In such a case, the return of capital would not be currently taxable, but would instead reduce your tax basis in your Fund shares, which would generally result in an increase in any taxable gain, or a reduction in any taxable loss, on the subsequent sale of your shares.

In February, you will be sent Form 1099-DIV indicating the tax status of any distributions paid to you during the prior year. This information will also be reported to the IRS. You will generally be taxed on distributions you receive from a Fund. If a Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

PASS-THROUGH OF FOREIGN TAX PAYMENTS (DODGE & COX GLOBAL STOCK FUND AND DODGE & COX INTERNATIONAL STOCK FUND)

The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce each Fund’s income dividends paid to you. If more than 50% of a Fund’s total assets at the end of a taxable year is invested in foreign securities and the Fund distributes at least 90% of its investment company taxable income, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct your pro rata share of foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against your U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions, but such shareholders may be eligible to claim the foreign tax credit. No credit may be claimed by you with respect to Fund shares that you have held less than 16 days during the 31-day period beginning 15 days before the ex-dividend date of any dividend. You will be notified within 60 days after the close of each Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to your foreign source taxable income. For this purpose, if the pass-through election is made for a Fund, the source of the Fund’s income flows through to you. Gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuations gains from foreign currency denominated debt securities, and receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Funds. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by the Funds. If a Fund is not eligible to make the election to “pass through” to you its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income, and the distributions by the Fund will be treated as United States source income.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

EFFECT OF FOREIGN CURRENCY GAINS AND LOSSES ON DISTRIBUTIONS (DODGE & COX GLOBAL STOCK FUND, DODGE & COX INTERNATIONAL STOCK FUND, DODGE & COX GLOBAL BOND FUND)

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. (The Funds may elect to treat gains and losses on the disposition of certain forward foreign currency contracts as capital gains and losses.) These ordinary gains and losses generally may increase or decrease the amount of a Fund’s net investment income to be distributed to you as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If foreign currency losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to you for federal income tax purposes, rather than as an ordinary dividend, reducing your basis in your Fund shares.

FEDERAL TAX TREATMENT OF FOREIGN CURRENCY TRANSACTIONS AND U.S. TREASURY FUTURES

The Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund may enter into certain forward foreign currency transactions that may be designated as Section 1256 contracts or straddles. The Dodge & Cox Balanced Fund and the Dodge & Cox Income Fund may enter into U.S. Treasury Futures contracts which will be treated as Section 1256 contracts. Transactions that are considered Section 1256 contracts will be considered to have been closed at the end of each Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). Each Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction or received cash to pay such distributions.

Certain foreign currency transactions that offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated.

In order for each Fund to continue to qualify as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gains realized from foreign forward exchange contracts on currencies or certain other foreign currency gains are qualifying income for purposes of the 90% requirement.

TRANSACTIONS IN SWAPS AND OTHER DERIVATIVES

Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Funds for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in a Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions made by the Fund.

PFIC SECURITIES

A Dodge & Cox Fund, other than the Income Fund, may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. The Fund intends to mark-to-market these securities and recognize any realized or unrealized gains at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund may be required to distribute, even though it has not sold the securities. There can be no assurance that a Fund will be able to identify all investments that may be classified as PFICs or that it will be able to make the mark-to-market election with respect to all PFICs. In such an event tax and interest charges may be imposed on the Fund with respect to gains and/or certain distributions with respect to securities of such PFIC.

CONSTRUCTIVE SALES

Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed if certain other conditions are met.

MARKET DISCOUNT

If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

ORIGINAL ISSUE DISCOUNT

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

TAX EFFECT OF BUYING SHARES BEFORE A CAPITAL GAIN OR INCOME DISTRIBUTION

If you buy shares shortly before or on the “record date” for a Fund distribution—the date that establishes you as the person to receive the upcoming distribution—you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may wish to find out a Fund’s record date before investing. Of course, a Fund’s share price may, at any time, reflect undistributed capital gains or income. Unless a Fund incurs offsetting losses, these amounts will eventually be distributed as a taxable distribution.

BACKUP WITHHOLDING ON DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND REDEMPTIONS

Each Fund generally will be required to withhold federal income tax (“backup withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds otherwise payable to you if (1) you fail to furnish the Fund with your correct taxpayer identification number or social security number, (2) the IRS notifies you or the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, you fail to certify that you are not subject to backup withholding. The rate of backup withholding is currently 28%. Any amounts withheld may be credited against your federal income tax liability.

OTHER TAXATION

Distributions may be subject to state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of a U.S. tax at a rate of 30% (or a lower treaty rate, if applicable) and that such non-U.S. shareholders may be subject to U.S. estate tax.

Effective January 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The discussion above and in the Funds’ Prospectus regarding the federal income tax consequences of investing in a Fund have been prepared by Dodge & Cox and do not purport to be complete descriptions of all tax implications of an investment in a Fund. You are advised to consult with your own tax adviser concerning the application of federal, state and local taxes to an investment in a Fund. The Trust’s legal counsel has expressed no opinion in respect thereof.

PRINCIPAL UNDERWRITER

The Trust distributes the shares of the Funds and does not have a principal underwriter.

FINANCIAL STATEMENTS

Please refer to the Dodge & Cox Stock, Global Stock, International Stock, Balanced and Income Funds’ Financial Statements consisting of the financial statements of each Fund and the notes thereto, and the report of the Independent Registered Public Accounting Firm contained in each Fund’s 2013 Annual Report to Shareholders. The Financial Statements and the report of the Independent Registered Public Accounting Firm (but no other material from the Annual Report) are incorporated herein by reference. Additional copies of the Annual Report may be obtained from a Fund at no charge by writing, visiting the Funds’ website at www.dodgeandcox.com, or telephoning the Fund (800-621-3979). A copy of the 2012 and 2013 audited financial statements of Dodge & Cox Global Bond Fund, L.L.C., a private fund that was reorganized into the Dodge & Cox Global Bond Fund on April 30, 2014, is available on the SEC’s website at http://www.sec.gov/Archives/edgar/data/29440/000119312514133696/d647972dex99q.htm, or by calling the Fund at the number above.

APPENDICES

APPENDIX A: RATINGS

A debt obligation rating by Moody’s, Fitch, or S&P reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings are based on the opinion and judgment of the rating agencies and may prove to be inaccurate. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

All references in this SAI and the Funds’ Prospectus to a rating classification incorporate the full range of modifiers for the classification. For example, a reference to Moody’s “Baa” or S&P’s “BBB” quality rating incorporates Baa1 to Baa3 and BBB+ to BBB-, respectively.

The following is a description of the characteristics of ratings as recently published by Moody’s, Fitch and S&P.

Ratings by Moody’s (Moody’s Investors Service)

(from Moody’s Investors Service, Rating Symbols and Definitions, September 2013)

Global Long-Term Rating Scale

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Ratings by Fitch (Fitch Ratings)

(from Fitch Ratings, Definitions of Ratings and Other Forms of Opinion, January 2014)

Corporate Finance Obligations—Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial credit risk. .

CC	Very high levels of credit risk.

C	Exceptionally high levels of credit risk.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation category, or to corporate finance obligation ratings in the categories below ‘CCC’.

Ratings of Structured, Project & Public Finance Obligations – Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Ratings by S&P (Standard & Poor’s Ratings Group)

(from Standard & Poor’s Ratings Definitions, March 2014)

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; Nature of and provisions of the obligation; Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES

DODGE & COX FUNDS

PROXY VOTING POLICIES AND PROCEDURES

Revised February 25, 2014

The Dodge & Cox Funds have authorized Dodge & Cox to vote proxies on behalf of the Dodge & Cox Funds pursuant to the following Dodge & Cox Proxy Voting Policies & Procedures. To the extent issues are not covered by the Dodge & Cox Proxy Voting Policies & Procedures, the Dodge & Cox Funds have authorized Dodge & Cox to vote proxies in its absolute discretion after taking into consideration the best interests of the Dodge & Cox Funds and its shareholders.

The following proxy voting policies and procedures (“Policies and Procedures”) have been adopted by Dodge & Cox, a California corporation (“Dodge & Cox”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Dodge & Cox’s clients include Dodge & Cox Funds (the “Trust”), an investment company registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of six series (Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund, collectively, the “Funds”) as well as individuals, UCITS umbrella funds, corporations and pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

These Policies and Procedures are adopted to ensure compliance by Dodge & Cox with Rule 206(4)-6 under the Advisers Act, Rule 30b1-4 and Form N-1A under the 1940 Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff. Dodge & Cox follows these Policies and Procedures for each of its clients as required under the Advisers Act and other applicable laws, unless expressly directed by a client in writing to refrain from voting that client’s proxies (or, to the extent permitted by applicable law, to vote in accordance with the client’s proxy voting policies and procedures). To the extent issues are not covered by the Dodge & Cox Proxy Policies and Procedures, Dodge & Cox will vote proxies in its absolute discretion after taking into consideration the best interests of its clients (i.e., the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.).

GENERAL POLICY

Dodge & Cox maintains a policy of voting proxies in a way which, in Dodge & Cox’s opinion, best serves the interest of its clients in their capacity as shareholders of a company. Dodge & Cox believes that this is consistent with SEC and U.S. Department of Labor guidelines, which state that an investment manager’s primary responsibility as a fiduciary is to vote in the best interest of its clients. As an investment manager, Dodge & Cox is primarily concerned with maximizing the value of its clients’ investment portfolios. Dodge & Cox normally votes in support of company management, but votes against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.

In those instances in which Dodge & Cox has been given full discretion with regard to proxies, Dodge & Cox voted and will continue to vote based on its principle of maximizing shareholder value, as described above.

PROXY DECISION-MAKING PROCESS

All proxies are reviewed by Dodge & Cox’s designated Proxy Officer or delegate and a securities analyst. The Proxy Officer or delegate votes the proxies according to these guidelines and consults the Proxy Policy Committee (consisting of the current Proxy Officer, appropriate securities analyst, a subset of the firm’s Investment Policy Committee and International Investment Policy Committee, and a member of the Legal and Compliance Departments) when necessary. Issues that are not clearly covered by these guidelines are reviewed by one or more members of the Proxy Policy Committee who then decide on an appropriate policy or recommend further review by the relevant investment policy committee.

To assist Dodge & Cox with its research and decision-making process and to help Dodge & Cox stay abreast of current issues, it has retained the services of an outside proxy administrator to administer proxy voting and reporting for Dodge & Cox’s clients. Dodge & Cox votes each proxy while the proxy administrator ensures that the decisions are implemented for each client. Additionally, Dodge & Cox has retained the services of two outside proxy research firms to provide Dodge & Cox with research relating to proxy issues and to make proxy voting recommendations. The Proxy Officer is responsible for: (i) voting the proxies of clients subject to these Policies and Procedures; (ii) overseeing the outside proxy administrator; (iii) implementing these Policies and Procedures; (iv) consulting with analysts for the relevant portfolio security (and the Proxy Policy Committee if necessary); and (v) maintaining proxy voting records.

LIMITATIONS RELATING TO PROXY VOTING

While Dodge & Cox uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible to do so. For example, when a client has loaned securities to a third party, such securities are generally not available for proxy voting. Dodge & Cox may also be prohibited from voting certain shares or required to vote in proportion to other shareholders under applicable U.S. or foreign regulatory requirements or company governance provisions.

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among foreign markets in which the Funds may invest. Dodge & Cox will cast votes in a manner believed to be consistent with these Policies and Procedures, while taking into account differing practices by market. Some foreign markets require that securities be “blocked” or registered to vote at a company’s meeting. Absent an issue of compelling importance, Dodge & Cox will generally not subject the Dodge & Cox Funds to the loss of liquidity imposed by these requirements. Additionally, Dodge & Cox may not be able to vote proxies in connection with certain holdings of foreign securities if Dodge & Cox does not receive the proxy statement in time to vote the proxies or does not meet the requirements necessary to vote the securities. The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, Dodge & Cox may limit its voting of foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

PROXY VOTING GUIDELINES

PLEASE NOTE: The examples below are provided to give a general indication as to how Dodge & Cox will vote proxies on certain issues. However, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here. It is also important to note that the proxy voting policies described herein may at times be inconsistent with our investment decisions.

I.	Routine Business

A.	Approval of Auditors (unless a change is not satisfactorily explained) and Compensation in Line with Prevailing Practice.

B.	Change Date and Place of Annual Meeting (if not associated with a takeover).

C.	Change in Company Name.

D.	Approval of Financial Statements (foreign companies).

E.	Payment or Distribution of Dividends (foreign companies).

F.	Other Business (domestic companies).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above-referenced and other routine issues. Dodge & Cox will typically vote against shareholder proposals that require a company to pay a dividend, as the decision to return excess cash is best made by a company’s management.

G.	Other Business (foreign companies).

Dodge & Cox will typically vote against other business proposals in foreign markets, as it varies by market what can legally be covered under other business and it cannot be known, when voting by proxy, whether the items raised under other business would be beneficial to shareholders.

H.	Amend Bylaws/Articles of Association to Bring in Line with Changes in Local Laws & Regulations.

Dodge & Cox will generally support the amending of an issuer’s bylaws to bring the bylaws in line with local laws and regulations, however, Dodge & Cox will vote against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.

II.	Capitalization / Reorganization

A.	Issuance of Securities to Meet Ongoing Corporate Needs.

B.	Approve Stock Split.

C.	Share Repurchase Authorization.

D.	Cancel Treasury Shares (in connection with a Share Repurchase Program).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above-referenced and similar issues.

E.	Issuance of Blank Check Preferred.

Dodge & Cox supports management’s ability to raise capital to meet ongoing business needs. However, the ability to issue large blocks of securities for any purpose without shareholder approval can be detrimental to shareholder value. A company can issue and place large blocks of stock in “friendly” hands to thwart or deter an unwanted takeover. Dodge & Cox typically supports provisions where a company expressly states that the securities would not be used as a takeover defense nor carry special voting rights.

F.	Reincorporation.

Dodge & Cox generally supports management’s decision to reincorporate in another location for reasons other than to prevent takeover attempts.

III.	Compensation

A.	Compensation, Stock Option, Employee Stock Purchase Plans and Savings Plans that are Generally in Line with Prevailing Practice.

Dodge & Cox typically supports measures which enable companies to attract and retain key employees and directors. Dodge & Cox reviews each compensation plan to evaluate whether the plan overly dilutes shareholder value. Dodge & Cox uses two independent proxy research firms which provide research on proxy issues as a source to help determine the dilutive effects of each plan. Dodge & Cox favors plans which reward long-term performance and align management and shareholders’ interests.

B.	Golden Parachutes.

Provisions for “golden parachutes” are evaluated on a case-by-case basis. Dodge & Cox generally supports golden parachutes when it believes that they will enable the company to attract and retain key executives.

C.	Expensing Options.

Dodge & Cox generally supports proposals establishing a policy of expensing the costs of all stock options issued by a company in the company’s annual income statement. Most companies report the cost of stock options on a pro-forma basis in a footnote in the financial statements, rather than include the option costs in determining operating income. Dodge & Cox believes that the lack of option expensing may be a factor in encouraging excessive use of options in a company’s compensation plans and that unexpensed options can obscure and understate the cost of executive compensation. Dodge & Cox also believes that a desire to gain personal wealth through options may promote executives to pursue corporate strategies designed to promote short-term stock price rather than long-term corporate value.

D.	Claw-Back of Payments Under Restatement.

In evaluating claw-back shareholder proposals, Dodge & Cox will consider whether the company has a history of negative material restatements and/or whether the company has already adopted a formal claw-back policy. While Dodge & Cox typically votes against shareholder proposals requesting that companies adopt policies that seek to recoup bonuses/awards in the event of a significant negative restatement of financial results, each proposal will be reviewed on a case-by-case basis.

E.	Advisory Votes on Compensation.

Dodge & Cox typically supports management’s discretion to set compensation for executive officers and will generally vote in favor of the compensation practices of the companies in which it invests so long as Dodge & Cox believes that the plans align management and shareholders’ interests.

F.	Frequency of Advisory Votes on Compensation.

Dodge & Cox believes that management is in the best position to determine how frequently an advisory vote on compensation should appear on a company’s proxy and will typically vote in line with management’s recommendation with regard to such matters. In the absence of a recommendation by management, Dodge & Cox will typically vote to have the advisory vote on compensation appear on a company’s proxy every three years consistent with our long-term investment horizon.

G.	Limit Services of Compensation Consultant.

Dodge & Cox will typically vote against shareholder proposals that seek to limit the services of compensation consultants to strictly performing compensation-related consulting. Such a proposal limits the issuer’s ability to retain consulting services that it believes would be necessary or beneficial to the firm.

IV.	Board & Management Related

A.	Election of Directors in Uncontested Elections.

B.	Indemnification of Officers and Directors in Line with Prevailing Practice.

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above issues. However, Dodge & Cox will typically vote against the election of a director if insufficient information is provided on the proposed director., When reviewing foreign indemnification proposals, Dodge & Cox will consider using Delaware law as a benchmark for evaluating appropriate levels of indemnification for officers and directors.

C.	Board Structure.

There is no optimal size or composition of inside and outside directors that fits every company. Dodge & Cox considers the composition, reputation and experience of a company’s Board in the process of reviewing the merits of investing in a particular company’s shares. Dodge & Cox prefers that the number of directors be fixed and cannot be altered without shareholder approval; allowing management to increase or decrease the size of the Board can be used as an anti-takeover defense. Dodge & Cox also prefers that companies have a majority of independent directors and for companies to have compensation and audit committees composed entirely of independent directors. Dodge & Cox will typically vote in favor of the establishment of a nominating committee for the Board of Directors.

D.	Independent Chairman (Separate Chairman / Chief Executive Officer).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. Directors and management of companies are in the best position to determine an efficient, functional structure for the board of directors and splitting the positions of Chief Executive Officer and Chairman may not be in the best interests of the company or its shareholders. Dodge & Cox typically will vote in accordance with company management on the above issues.

E.	Directors’ Term in Office / Length of Service / Mandatory Retirement Age.

Dodge & Cox believes that any restrictions on a director’s tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the Board.

F.	Succession Plans.

Dodge & Cox will generally support non-binding shareholder proposals that encourage companies to adopt a succession plan for senior management, if the company does not currently have a succession plan in place.

G.	Shareholders’ Ability to Remove and Approve Directors.

Dodge & Cox believes that fair and democratic access to the Board is an important factor in increasing the accountability of the Board of Directors to shareholders. Thus, Dodge & Cox would generally support proposals whereby nominations of directors by a stockholder would be included in the proxy statement and ballot. Dodge & Cox would vote against proposals restricting the shareholders’ ability to remove a director, as it could serve to entrench management. Dodge & Cox does not support proposals giving continuing directors the right to fill vacant Board seats without shareholder approval.

H.	Majority of Votes to Elect Directors.

Dodge & Cox will typically support non-binding shareholder proposals to require a majority vote standard for the election of directors provided it does not conflict with the state law where the company is incorporated; however, if the proposals are binding, Dodge & Cox will give careful review on a case-by-case basis of the potential ramifications (e.g., whether the resolution allows for a carve-out for a plurality vote standard when there are more nominees than board seats).

I.	Classified Boards / Annual Elections.

Dodge & Cox does not support classified Boards because this makes a change in Board control more difficult to effect, and hence may reduce the accountability of the Board to shareholders.

J.	Cumulative Voting.

Dodge & Cox will typically vote against proposals to establish cumulative voting, as cumulative voting does not align voting interest with economic interest in a company.

K.	Directors Required to Own Specified Amount of Company Stock.

Dodge & Cox typically does not support proposals requiring directors to own a specific amount of a company’s shares, as it could prove onerous to qualified individuals who could otherwise contribute significantly to the company.

L.	Include Shareholders’ Nominations of Directors in Proxy.

Dodge & Cox generally supports including shareholders’ nominations of directors in the proxy statement and ballot as it serves to increase the accountability of the Board to shareholders. Dodge & Cox will generally consider the proposed length and percent ownership, as well as other governance provisions at the company, when determining how to vote on proxy access proposals. Dodge & Cox believes that fair and democratic access to the Board is an important part of increasing accountability.

M.	Retirement Benefits for Non-Employee Directors.

Dodge & Cox typically does not support shareholder proposals which seek to eliminate retirement benefits for non-employee directors. Dodge & Cox believes such proposals could hinder companies from attracting and retaining qualified Board members.

N.	Director Compensation.

Dodge & Cox typically does not support shareholder proposals which seek to pay directors partially or solely in stock. Dodge & Cox believes that the Compensation Committee or full Board is best qualified to design compensation packages which will attract, motivate and retain capable directors.

V.	Anti-Takeover / Business Combinations

Generally, Dodge & Cox does not support those provisions which Dodge & Cox believes negatively impact the value of the shares by deterring an unwanted tender or takeover offer. Toward that end, Dodge & Cox generally supports the right of shareholders to vote on issues pertaining to business combinations, restructurings, and changes in capitalization. Dodge & Cox does, however, support those policies that grant management time in which to respond to an unsolicited offer and which discourage two-tier offers.

A.	Opt-Out of State Law Business Combination Provisions.

Dodge & Cox generally supports shareholder proposals to “opt-out” of certain state laws designed to deter unwanted takeovers. The corporation can continue to receive the many benefits of incorporation in a particular state, while the “opt-out” removes anti-takeover provisions that may detract from shareholder value.

B.	Fair Price.

While Dodge & Cox would support a Fair Price provision concerned only with preventing two-tier offers, many also give the Board sole discretion in determining the “fair price” of its securities. This determination can be overridden only by a supermajority vote of the shareholders. Dodge & Cox believes that this is in conflict with Dodge & Cox’s policy of preserving shareholder value.

C.	Supermajority.

Dodge & Cox does not support supermajority voting provisions. By vesting a minority with veto power over shareholder decisions, a supermajority provision could deter tender offers and hence adversely affect shareholder value.

D.	Shareholder Rights Proposals / Poison Pills.

Generally, Dodge & Cox supports management’s decision to implement shareholders rights programs because they do not seem to deter or prevent takeovers, but instead provide the Board time to pursue alternatives often resulting in better value for shareholders. Dodge & Cox may vote against a shareholder rights program if local law provides safeguards that allow a company to adequately assess a takeover offer. Dodge & Cox generally supports shareholder proposals requesting that the company submit existing or future shareholders rights programs to a shareholder vote (although it may vote against a proposal when a company has adopted a meaningful alternative to the shareholder proposal). In considering proposals to ratify shareholders rights programs, Dodge & Cox will generally consider the following criteria, among other factors:

•	20% or higher flip-in or flip-over;

•	Two-to three-year sunset provision;

•	No dead-hand, slow-hand, no-hand or similar features;

•	Shareholder redemption feature—if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

E.	Greenmail.

Dodge & Cox does not support the payment of “greenmail,” the situation in which a potential bidder is paid a premium as a condition of not pursuing a takeover of or restructuring of the company, since one shareholder profits at the expense of the others.

F.	Mergers, Acquisitions and Spin-offs.

Dodge & Cox considers each proposal concerning a merger, acquisition or spin-off on a case-by-case basis. Dodge & Cox will generally support these types of corporate restructurings where it believes that they would maximize long-term shareholder value. When Dodge & Cox is in favor of a merger, acquisition or spin-off, Dodge & Cox will typically support a proposal to adjourn the meeting when votes for a merger or acquisition are insufficient, as this gives management additional opportunities to present shareholders with information about its proposals.

G.	Amend Bylaws Without Shareholder Consent.

Dodge & Cox generally opposes proposals giving the Board of Directors exclusive authority to amend the bylaws of the company without seeking shareholder consent.

VI.	Shareholder Rights

A.	Confidential Voting.

Since there exists the possibility that certain shareholders may be subject to undue pressure to vote in favor of management, Dodge & Cox believes that the voting process is better served by confidentiality.

B.	Right to Call Meetings.

Dodge & Cox generally supports proposals that give shareholders the ability to call special meetings and vote on issues outside of the company’s annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value. Dodge & Cox will generally support shareholder proposals that seek to allow stockholders owning 10 percent or more of the outstanding shares of the company’s common stock to call a special meeting and will consider proposals with thresholds lower than 10 percent on a case-by-case basis.

C.	Shareholder Action by Written Consent.

Dodge & Cox typically supports the right of shareholders to take action by written consent because it facilitates broader corporate governance but will generally consider the minimum consent threshold as well as other governance rights shareholders may have at the company when determining how to vote.

D.	Supermajority.

Dodge & Cox does not support supermajority voting provisions with respect to corporate governance issues. By vesting a minority with veto power over shareholder decisions, a supermajority provision could deter tender offers and hence adversely affect shareholder value.

E.	Omission of “Irrelevant” Proxy Issues.

Dodge & Cox has made it a policy not to get involved in determining what is appropriate for a company to include or exclude in its proxy statements, as there are very specific rules laid out by the SEC governing this issue. Dodge & Cox considers the proxy process to be a very important part of corporate governance, and would consider any effort to limit this shareholder forum as an effort to reduce the accountability of management. Dodge & Cox defers to the SEC rules on this matter.

F.	One Share, One Vote.

Dodge & Cox is generally opposed to dual-class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, all things equal, Dodge & Cox will generally oppose the creation of separate classes with different voting rights, and will typically support the dissolution of such classes in cases where controlling interest significantly outweighs economic interest. However, for an existing dual class structure, Dodge & Cox may consider management’s record with respect to management and governance and will review proposals to eliminate a dual class structure on a case-by-case basis.

G.	Electronic Communications to Shareholders.

Dodge & Cox will typically support proposals that allow companies to provide electronic communications/notices to shareholders in lieu of paper notices, provided that the company complies with local laws for disseminating information to shareholders.

H.	Exclusive Venue.

Dodge & Cox will generally vote against proposals that select a specific jurisdiction as the exclusive venue for certain shareholder lawsuits, as it could limit the ability of shareholders to take legal action against the company.

VII.	Social / Environmental (Representative Issues)

Dodge & Cox generally supports management’s decisions regarding a company’s business operations. Dodge & Cox will review shareholder proposals regarding social and environmental issues on a case-by-case basis and will consider supporting proposals that address material issues that it believes will protect and/or enhance the long-term value of the company.

VIII.	Mutual Fund Proxies

A.	Election of Trustees/Directors.

In general, Dodge & Cox has confidence in the abilities and motives of the Board of the mutual funds in which Dodge & Cox invests and typically will vote in support of the proposed nominees in uncontested elections.

B.	Investment Advisory Agreement.

Dodge & Cox votes on investment advisory agreements on a case-by-case basis.

C.	Fundamental Investment Restrictions.

Dodge & Cox votes on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

D.	Distribution Agreements.

Dodge & Cox votes on distribution agreements on a case-by-case basis.

CONFLICTS OF INTEREST

Dodge & Cox is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Dodge & Cox; (ii) a proponent of a proxy proposal has a business relationship with Dodge & Cox (e.g., an employee group for which Dodge & Cox manages money); (iii) Dodge & Cox has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) a Dodge & Cox employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Dodge & Cox executive has a relative who serves as a director of a company). Dodge & Cox is committed to resolving all such and similar conflicts in its clients’ best interests. Dodge & Cox has developed these Policies and Procedures to serve the best interests of its clients, and accordingly, will generally vote pursuant to these Policies and Procedures when conflicts of interest arise. When there are proxy voting proposals that give rise to conflicts of interest and such proposals are not addressed by these Policies and Procedures, the Proxy Policy Committee will consult Dodge & Cox’s Compliance Officer and senior management. The Proxy Policy Committee, Compliance Officer and senior management will consult with an independent consultant or outside counsel to resolve material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Dodge & Cox and the issuer, its officers or directors, director candidates, or proxy proponents; (iv) voting in proportion to other shareholders; or (v) voting in other ways that are consistent with Dodge & Cox’s obligation to vote in its clients’ best interests.

PROXY VOTING RECORDKEEPING

Dodge & Cox maintains records of the following items: (i) these Policies and Procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes Dodge & Cox cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written requests for proxy voting information and Dodge & Cox’s response to such request (whether a client’s request was oral or in writing); and (v) any documents prepared by Dodge & Cox that were material to making a decision on how to vote, or that memorialized the basis for the decision. Additionally, Dodge & Cox will maintain any documentation related to an identified material conflict of interest.

Dodge & Cox or its agent will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, Dodge & Cox or its agent will store such records at its principal office.

REVIEW OF POLICIES AND PROCEDURES

These Policies and Procedures will be subject to periodic review as deemed appropriate by Dodge & Cox.

HOW TO OBTAIN DODGE & COX FUNDS PROXY VOTING RECORD

Information regarding how Dodge & Cox, on behalf of the Dodge & Cox Funds, voted proxies relating to the Dodge & Cox Funds’ portfolio securities for the 12 months ending June 30 is available on the Dodge & Cox Funds website at www.dodgeandcox.com and on the SEC’s website at www.sec.gov.

DODGE & COX FUNDS

PART C – OTHER INFORMATION

Item 28.	Exhibits:

	(a)	Amended and Restated Trust Instrument – filed herewith

	(b)	Amended and Restated Bylaws – filed herewith

	(d) 1	Investment Management Agreements
Dodge & Cox Balanced Fund – incorporated by reference to Post-Effective Amendment No. 63
Dodge & Cox Stock Fund – incorporated by reference to Post-Effective Amendment No. 63
Dodge & Cox Income Fund – incorporated by reference to Post-Effective Amendment No. 63
Dodge & Cox International Stock Fund – incorporated by reference to Post-Effective Amendment No. 67
Dodge & Cox Global Stock Fund – incorporated by reference to Post-Effective Amendment No. 76
Dodge & Cox Global Bond Fund – filed herewith

	(d) 2	Expense Limitation Agreement for Dodge & Cox Global Bond Fund – filed herewith

	(e)	Distributing Agent Agreement – incorporated by reference to Post-Effective Amendment No. 66

	(g)	Amended and Restated Custodian Agreement – filed herewith

	(h) 1	Form of Transfer Agency Agreement – incorporated by reference to Post-Effective Amendment No. 63

	(h) 2	Anti-Money Laundering Amendment to Form of Transfer Agency Agreement – incorporated by reference to Post-Effective Amendment No. 70

	(h) 3	Appendix A-1 of Anti-Money Laundering Amendment dated July 5, 2006 to Form of Transfer Agency Agreement – incorporated by reference to Post-Effective Amendment No. 75

	(i)	Opinion and Consent of Legal Counsel to the Funds – filed herewith

	(j) 1	Consent of Independent Registered Public Accounting Firm – filed herewith.

	(j) 2	Signatures/Power of Attorney – incorporated by reference to Post-Effective Amendment No. 76

	(j) 3	Signature/Power of Attorney – incorporated by reference to Post-Effective Amendment No. 80

	(j) 4	Signature/Power of Attorney – incorporated by reference to Post-Effective Amendment No. 81

	(j) 5	Signature/Power of Attorney – filed herewith

	(p)	Code of Ethics – filed herewith

	(q)	Audited financial statements of Dodge & Cox Global Bond Fund, L.L.C. – incorporated by reference to Post-Effective Amendment No. 86

Item 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Dodge & Cox Global Stock Fund, a separate series of the Registrant, wholly owns and controls Dodge & Cox Global Stock Fund Cayman, Ltd. (“GSF Subsidiary”), an exempt company organized under the laws of the Cayman Islands. The GSF Subsidiary’s financial statements will be included, on a consolidated basis, in the Dodge & Cox Global Stock Fund’s annual and semi-annual reports to shareholders.

The Dodge & Cox International Stock Fund, a separate series of the Registrant, wholly owns and controls Dodge & Cox International Stock Fund Cayman, Ltd.. (“ISF Subsidiary”), an exempt company organized under the laws of the Cayman Islands. The ISF Subsidiary’s financial statements will be included, on a consolidated basis, in the Dodge & Cox International Stock Fund’s annual and semi-annual reports to shareholders.”

Item 30.	INDEMNIFICATION

Section 10.02 of the Trust Instrument provides for indemnification of Trustees of the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustees, officers or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant and Dodge & Cox maintain officers’ and directors’ liability insurance in the amount of $100,000,000 with no deductible for the Trust’s officers and trustees and $1,000,000 deductible for the joint insured entities. An additional “Side A Excess” policy in the amount of $20,000,000 covers additional liabilities of the independent trustees of the Trust.

Item 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Dodge & Cox serves as the investment adviser to the Registrant. Dodge & Cox also serves as investment adviser to other pooled investment vehicles and institutional and individual separate accounts. It has no other business activities. Business backgrounds of the principal executive officers and directors of the adviser who also hold positions with the Registrant are included under “Management of the Fund – Officers and Trustees” in Part B of the Registration Statement.

Item 32.	PRINCIPAL UNDERWRITERS

(a)	None. Each series is a no-load, open-end management investment company selling shares directly to the public.

(b)	Not Applicable

(c)	Not Applicable

Item 33.	LOCATION OF ACCOUNTS AND RECORDS

Dodge & Cox 555 California Street, 40th Floor San Francisco, CA 94104

Boston Financial Data Services Inc. 30 Dan Road Canton, MA 02021

State Street Bank and Trust Company John Adams Building 1776 Heritage Drive North Quincy, MA 02171

Item 34.	MANAGEMENT SERVICES

Not Applicable

Item 35.	UNDERTAKINGS

Registrant hereby undertakes to furnish to each person, to whom Registrant’s Prospectus is delivered, a copy of the most recent Annual Report to Shareholders of the relevant portfolio upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant Certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Francisco and State of California on the 28th day of April, 2014.

DODGE & COX FUNDS

*By:	/s/ Dana M. Emery
Dana M. Emery President (Principal Executive Officer)

*By:	/s/ Thomas M. Mistele
Thomas M. Mistele as attorney-in-fact**

Dodge & Cox Funds is organized under an Amended and Restated Trust Instrument dated February 25, 2014, a copy of which is on file with the Secretary of State of the State of Delaware. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant as provided in the Trust Instrument of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Dana M. Emery Dana M. Emery*	President and Trustee (Principal Executive Officer)	April 28, 2014

/s/ Charles F. Pohl Charles F. Pohl*	Chairman, and Trustee	April 28, 2014

/s/ David H. Longhurst David H. Longhurst*	Treasurer (Principal Financial and Accounting Officer)	April 28, 2014

Signature	Title	Date

/s/ Thomas A. Larsen Thomas A. Larsen*	Trustee	April 28, 2014

/s/ Ann Mather Ann Mather*	Trustee	April 28, 2014

/s/ Robert B. Morris III Robert B. Morris III*	Trustee	April 28, 2014

/s/ Gary Roughead Gary Roughead*	Trustee	April 28, 2014

/s/ Mark E. Smith Mark E. Smith*	Trustee	April 28, 2014

/s/ John B. Taylor John B. Taylor*	Trustee	April 28, 2014

*By:	/s/ Thomas M. Mistele
Thomas M. Mistele Secretary as attorney-in-fact**

**	Powers of Attorney incorporated by reference to Post-Effective Amendment No. 76, 80, and 81, and filed herewith

DODGE & COX FUNDS

INDEX TO EXHIBITS

(a)	Amended and Restated Trust Instrument

(b)	Amended and Restated Bylaws

(d)1	Investment Management Agreement - Dodge & Cox Global Bond Fund

(d)2	Expense Reimbursement Agreement - Dodge & Cox Global Bond Fund

(g)	Amended and Restated Custodian Agreement

(i)	Opinion and Consent of Legal Counsel to the Funds

(j)1	Consent of Independent Registered Public Accounting Firm

(j)5	Signature/Power of Attorney

(p)	Code of Ethics